UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

PALATIN TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED JUNE 18, 2025

4B CEDAR BROOK DRIVE CRANBURY, NJ 08512

              , 2025

Dear Fellow Stockholder,

You are welcome to attend the Annual meeting of Stockholders of Palatin Technologies, Inc., which will be held virtually via live audio webcast on Friday, July 25, 2025, at 9:00 a.m., Eastern Time. Details regarding the virtual meeting, including how you can access and participate in the meeting, are described in the accompanying Proxy Card and Proxy Statement.

Our board of directors recommends that you vote “For” each of the nominees for director in Item 1 and “For” Item 2 (approval of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split), Item 3 (ratification of appointment of KPMG LLP as our independent registered public accounting firm), Item 4 (approval of the issuance of shares of our common stock upon exercise of certain Series B warrants), Item 5 (approval of the issuance of shares of our common stock upon exercise of certain Series D warrants), Item 6 (approval of the issuance of shares of our common stock upon exercise of certain Series I warrants), Item 7 (approval of an amendment to our equity incentive plan), Item 8 (approval, on an advisory, non-binding basis, of the frequency of future advisory votes on the compensation of our named executive officers) and Item 9 (approval, on an advisory, non-binding basis, of the compensation of our named executive officers).

Sincerely,

Carl Spana
President and Chief Executive Officer

If you have additional questions, need assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or other materials, please contact our proxy solicitation firm:

Alliance Advisors LLC

150 Clove Road, Suite 400

Little Falls, NJ 07424

1-844-202-6728

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED JUNE 18, 2025

PALATIN TECHNOLOGIES, INC.

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

DATE	Friday, July 25, 2025
TIME	9:00 a.m., Eastern Time
PLACE

The Annual Meeting will be a completely “virtual” meeting of stockholders. You may listen and participate in the virtual annual meeting as well as vote and submit your questions during the live webcast by first registering to attend at https://web.viewproxy.com/Palatin/2025 no later than July 24, 2025, at 11:59 p.m. Eastern Time.

RECORD DATE	June 20, 2025
ITEMS OF BUSINESS

(1) Election of four directors nominated by our board of directors;

(2) approval of an amendment of the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock (“Common Stock”) at a ratio of no less than 1-for-50 and not greater than 1-for-100, with the exact ratio within such range and the timing of such reverse stock split to be determined at the sole discretion of our board of directors;

(3) ratification of appointment of our independent registered public accounting firm for the fiscal year ending June 30, 2025;

(4) approval of the issuance of shares of Common Stock upon exercise of certain Series B Common Stock purchase warrants (the “Series B Warrants”) that the Company issued in a private placement pursuant to an inducement letter agreement with an institutional investor dated June 20, 2024 (the “June 2024 Letter Agreement”);

(5) approval of the issuance of shares of Common Stock upon exercise of certain Series D Common Stock purchase warrants (the “Series D Warrants”) that the Company issued in a private placement pursuant to an inducement letter agreement with an institutional investor, dated December 13, 2024 (the “December 2024 Letter Agreement”);

(6) approval of the issuance of shares of Common Stock upon the exercise of certain Series I Common Stock purchase warrants (the “Series I Warrants”) that the Company issued in a private placement pursuant to a securities purchase agreement with certain officers and directors of the Company, dated June 10, 2025 (The “June 2025 Purchase Agreement”);

(7) approval of an amendment to the Company’s 2011 Stock Incentive Plan, as amended and restated through the date hereof (the “2011 Stock Incentive Plan”) to increase the number of shares of Common Stock reserved for issuance by 3,000,000;

(8) approval, on an advisory, non-binding basis, of the frequency of future advisory votes on the compensation of our named executive officers (every year, every two years or every three years) (“say-on-frequency”);

(9) approval, on an advisory, non-binding basis, of the compensation of our named executive officers (“say-on-pay”); and

(10) any other matters properly brought before the meeting or any adjournment or postponement thereof.

STOCK-HOLDER LIST

A list of all stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours for 10 days before the meeting, at our offices, Cedar Brook Corporate Center, 4B Cedar Brook Drive, Cranbury, New Jersey 08512. During the virtual annual meeting, such list will be available for examination, upon request, for holders who have previously registered to attend.

By order of the board of directors,

Stephen T. Wills, Secretary
__________, 2025

We are mailing a full set of the printed proxy materials to our stockholders on or about July 1, 2025. The proxy statement and proxy card will also be available to our stockholders on https://web.viewproxy.com/Palatin/2025 on that same date.

Important Notice Regarding the Availability of Proxy Materials: We have elected to utilize the “full set delivery” option and are delivering paper copies to all stockholders entitled thereto of all proxy materials, as well as providing access to those proxy materials on a publicly accessible website. The proxy statement and proxy card are available to holders of our Common Stock at https://web.viewproxy.com/Palatin/2025.

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PALATIN TECHNOLOGIES, INC.

ANNUAL MEETING TO BE HELD ON JULY 25, 2025

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS	3

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	5

ITEM ONE: ELECTION OF DIRECTORS	11

THE NOMINEES	11

ITEM TWO: APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO OF NO LESS THAN 1-FOR-50 AND NOT GREATER THAN 1-FOR-100, WITH THE EXACT RATIO WITHIN SUCH RANGE AND THE TIMING OF SUCH REVERSE STOCK SPLIT TO BE DETERMINED AT THE SOLE DISCRETION OF OUR BOARD OF DIRECTORS	18

ITEM THREE: RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25

REPORT OF THE AUDIT COMMITTEE	26

ITEM FOUR: APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON EXERCISE OF CERTAIN SERIES B WARRANTS	27

ITEM FIVE: APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON EXERCISE OF CERTAIN SERIES D WARRANTS	29

ITEM SIX: APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON EXERCISE OF CERTAIN SERIES I WARRANTS	30

ITEM SEVEN: APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2011 STOCK INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 3,000,000 SHARES	31

ITEM EIGHT: ADVISORY APPROVAL ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	33

ITEM NINE: ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	34

EXECUTIVE COMPENSATION	35

EXECUTIVE OFFICERS	41

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	51

BENEFICIAL OWNERSHIP OF MANAGEMENT AND OTHERS	51

MANAGEMENT	51

MORE THAN 5% BENEFICIAL OWNERS	53

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	54

OTHER ITEMS OF BUSINESS	55

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING	55

ANNEX A – Form of Certificate of Amendment of the Restated Certificate of Incorporation	A-1

ANNEX B – Form of Amendment to the Amended and Restated 2011 Equity Incentive Plan	B-1

ANNEX C – Amended and Restated 2011 Equity Incentive Plan	C-1

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PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED JUNE 18, 2025

4B CEDAR BROOK DRIVE

CRANBURY, NEW JERSEY 08512

(609) 495-2200

PROXY STATEMENT FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 25, 2025

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 25, 2025:

THE PROXY STATEMENT AND PROXY CARD ARE AVAILABLE AT

https://web.viewproxy.com/Palatin/2025.

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the virtual annual meeting, please act as soon as possible to submit a proxy to vote your shares to ensure your vote is counted. Promptly submitting a proxy to vote your shares may save us the expense of following up with a second mailing. Beginning on or about June 23, 2025, we are sending proxy materials to stockholders of record and beneficial owners at the close of business on June 20, 2025, which is the record date for the annual meeting (the “Record Date”). If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to those shares, the “stockholder of record.” If your shares are held of record in a stock brokerage account or by a bank, broker, or other nominee (a “brokerage firm”), you are considered the “beneficial owner” of the shares held in street name.

If you hold your shares beneficially through a brokerage firm, you must provide a legal proxy from your brokerage firm during registration and you will be assigned a virtual control number in order to vote your shares during the annual meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the annual meeting (but will not be able to vote your shares) so long as you demonstrate proof of beneficial ownership of your shares. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of beneficial ownership, are posted at https://web.viewproxy.com/Palatin/2025. If you are a beneficial ownership and your shares are held of record by a brokerage firm, you may only vote your shares during the meeting if you have e-mailed a copy of the legal proxy authorizing you to vote your shares to virtualmeeting@viewproxy.com in advance of the annual meeting.

GENERAL INFORMATION

Why am I receiving these materials? The board of directors (the “Board”) of Palatin Technologies, Inc. (“Palatin” or the “Company”) has made these materials available to you over the Internet and has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the virtual-only annual meeting of stockholders. The virtual annual meeting is scheduled to be held on Friday, July 25, 2025, at 9:00 a.m., Eastern Time, via live webcast through the website link below. This solicitation is for proxies for use at the virtual annual meeting or at any reconvened meeting after an adjournment, continuation or postponement of the virtual annual meeting.

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How can I vote my shares and participate in the virtual annual meeting? The virtual annual meeting will be held entirely online and you will not be able to attend the meeting physically in person. You will be able to attend the annual meeting by first registering at https://web.viewproxy.com/Palatin/2025. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote, and submit questions during the virtual meeting.

We have created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual annual meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the Company and our stockholders time and money, especially as physical attendance at meetings has dwindled. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our management. During the live Q&A session of the annual meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the annual meeting, as time permits.

Both stockholders of record and street name stockholders will be able to attend the virtual annual meeting via live audio webcast and submit their questions during the meeting.

If you are a registered holder, your virtual control number will be on your proxy card.

If you hold your shares beneficially through a brokerage firm, you must provide a legal proxy from your brokerage firm during registration and you will be assigned a virtual control number in order to vote your shares during the annual meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the annual meeting (but will not be able to vote your shares) so long as you demonstrate proof of beneficial ownership of your shares. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of beneficial ownership, are posted at https://web.viewproxy.com/Palatin/2025. If you are a beneficial owner, you may only vote during the meeting if you have e-mailed a copy of the legal proxy authorizing you to vote your shares to virtualmeeting@viewproxy.com in advance of the meeting.

How can I vote my shares without participating in the virtual annual meeting? If you are a stockholder of record and you do not plan on participating in and voting at the virtual annual meeting, you can ensure that your shares are voted at the meeting by submitting a proxy by Internet or telephone using the instructions in this proxy statement, or by signing and submitting your proxy card and returning it by mail.  If you are a beneficial owner of shares held in street name and you do not plan on participating in the meeting and obtaining a legal proxy to vote your shares, you can ensure your shares are voted at the meeting by following the instructions provided by your brokerage firm. Submitting a proxy to vote your shares by Internet, telephone or by signing and submitting a completed proxy card, or following the voting instructions provided by your brokerage firm, will ensure that your shares are represented at the annual virtual meeting whether or not you are able to participate in the meeting.

What will I need in order to participate in the virtual annual meeting? You are entitled to participate in the virtual annual meeting only if you were a stockholder of record as of the Record Date for the virtual annual meeting, or June 20, 2025, or you hold a valid proxy for the virtual annual meeting. You may participate in the virtual annual meeting, vote, and submit a question during the virtual annual meeting by visiting https://web.viewproxy.com/Palatin/2025 no later than July 24, 2025 at 11:59 p.m. Eastern Time and following the instructions on that site for registering to attend the meeting. If you do not comply with the procedures outlined above, you will not be admitted to the virtual annual meeting. In addition, if you are not a stockholder of record but hold shares as a beneficial owner in street name, you must obtain a legal proxy from your brokerage firm to vote the shares that you beneficially own during the virtual annual meeting.

If you have additional questions, need assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or other materials, please contact our proxy solicitation firm:

Alliance Advisors LLC

150 Clove Road, Suite 400

Little Falls, NJ 07424

1-844-202-6728

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REVOKING OR CHANGING A PROXY

You may revoke your proxy to change your vote by

•	submitting another proxy over the Internet or by telephone until 11:59 p.m., Eastern Time, on July 24, 2025 (only your last Internet or telephone proxy will be counted);

•	signing and returning another proxy card on a later date; or

•	sending written notice of revocation or change to the Secretary at our offices, 4B Cedar Brook Drive, Cranbury, New Jersey 08512.

To be effective, a later-dated proxy or written revocation or change must be received at our corporate offices before the start of the virtual annual meeting.

If you are a beneficial owner, you may submit new voting instructions by following the instructions from the brokerage firm that holds your shares, or by obtaining a legal proxy from the brokerage firm that holds your shares giving you the right to vote the shares.

PROXY SOLICITATION

We are soliciting proxies on behalf of the Board, and we will pay all costs of preparing, printing, and mailing the proxy materials. In addition to mailing proxy materials, our officers and employees may solicit proxies by telephone, fax, e-mail, or Internet, without receiving any additional compensation for their services. We have requested brokers, banks, and other fiduciaries to forward proxy materials to the beneficial owners of our stock and will pay for their reasonable expenses in forwarding proxy materials to such beneficial owners. We have engaged Alliance Advisors LLC (Alliance Advisors) to assist in the solicitation of proxies and provide related advice and informational support for a service fee of $15,000 and plus out-of-pocket expenses and customary disbursements.

Proxies and ballots will be received and tabulated by Alliance Advisors, and Alliance Advisors or its designee will serve as our Inspector of Election.

HOW PROXIES ARE VOTED

The proxies that we are soliciting appoint Carl Spana, Ph.D., our Chief Executive Officer, President, and a director, and Stephen T. Wills, our Chief Financial Officer, Chief Operating Officer, Executive Vice President, Secretary, and Treasurer as proxy to vote your shares, each with full power of substitution. The proxy holders will vote your shares according to your instructions on the proxy card or on the instructions that accompanied your proxy materials. If a signed proxy card does not contain instructions on any Item presented in this proxy statement, the proxy holders will vote your shares in the manner recommended by the Board on such Item.  The proxy holders will use their discretion to vote your shares with respect to any other matter properly presented for a vote of stockholders at the annual meeting.

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VOTING RIGHTS, SHARES OUTSTANDING, AND VOTES PER SHARE

Holders of common stock (the “Common Stock”), Series A Convertible Preferred Stock (the “Series A Convertible Preferred Stock”) and Series D Convertible Preferred Stock (the “Series D Convertible Preferred Stock”) at the close of business on the Record Date of June 20, 2025 are entitled to vote at the virtual annual meeting:

•

Common Stock: Each share of our Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter submitted to the stockholders. As of the Record Date there were 46,479,861 shares outstanding.

•

Series A Convertible Preferred Stock: Each share of our Series A Convertible Preferred Stock outstanding on the Record Date entitles the holder thereof to 3.09 votes per share. As of the Record Date there were 4,030 shares of Series A Convertible Preferred Stock outstanding with approximately 3.09 votes per share, for an aggregate of 12,462 votes.

•

Series D Convertible Preferred Stock: Each share of our Series D Convertible Preferred Stock outstanding on the Record Date entitles the holder thereof to 909.09 votes per share. As of the Record Date there were 3,400 shares of Series D Convertible Preferred Stock outstanding with approximately 909.09 votes per share, for an aggregate of 3,090,908 votes.

There are no rights of appraisal or similar rights of dissenters with respect to the items of business at this meeting.

QUORUM AND VOTES REQUIRED

A quorum of stockholders is necessary to transact business at the annual virtual meeting.  The holders of at least one-third in voting power of the shares of Common Stock, Series A Convertible Preferred Stock and Series D Convertible Preferred Stock, collectively outstanding on the Record Date, represented virtually at the meeting or by proxy, constitutes a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes will count towards the establishment of a quorum for the transaction of business at the annual meeting.  If there is no quorum, the person presiding over the meeting or the stockholders entitled to vote thereat and so present, by a majority in voting power thereof, may adjourn the annual meeting until a quorum is present or represented. If your shares are held in street name by a brokerage firm and you do not provide voting instructions to the brokerage firm that holds your shares, the brokerage firm may, in its discretion, vote your uninstructed shares on matters on which it is permitted to exercise discretionary authority (“routine” matters) but may not exercise its discretion to vote your uninstructed shares on “non-routine” matters. A broker non-vote occurs when a brokerage firm that is the holder of record of shares for a beneficial owner exercises its discretionary authority or votes such shares on at least one matter but does not vote on a particular non-routine matter because it does not have discretionary authority to vote on such non-routine matter and has not received instructions from the beneficial owner as to how the shares are to be voted on such non-routine matter. The holders of the outstanding shares of Common Stock, Series A Convertible Preferred Stock and Series D Convertible Preferred Stock will vote together as a single class on an as if converted to Common Stock basis on the items of business to be brought before the virtual annual meeting. The votes required are as follows:

●

Item One: Directors are elected by a plurality of the votes cast, so the four nominees receiving the most “For” votes from the stockholders present at the meeting virtually or represented by proxy and entitled to vote on the election of directors will be elected. Stockholders who do not wish to vote for one or more of the individual nominees may withhold their authority to vote in the manner provided on the proxy card or on the instructions that accompanied your proxy materials. Brokerage firms holding shares of record for a beneficial owner do not have the discretionary authority to vote shares as to which they have not received instructions for the election of directors. Assuming a quorum has been established, broker non-votes as well as any votes that are withheld from voting on the election of directors will have no effect on the outcome of this Item One.

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●

Item Two: Approval of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a ratio of no less than 1-for-50 and not greater than 1-for-100, with the exact ratio within such range and the timing of such reverse stock split to be determined at the sole discretion of our board of directors, requires the affirmative vote of a majority of the votes cast by stockholders entitled to vote on that item. Brokerage firms holding shares of record for a beneficial owner have the discretionary authority to vote shares held in street name as to which they have not received instructions from the beneficial owner on this Item Two, and, therefore, we do not expect any broker non-votes to occur with respect to this Item Two. If, however, any brokerage firm fails to exercise its discretion to vote any such shares on this Item Two, the shares will not count as votes cast “for” or “Against” this Item Two. In addition, abstentions will not count as votes cast “For” or “Against” this Item Two.  Accordingly, assuming a quorum has been established, abstentions and broker non-votes, if any, will have no effect on the outcome of this Item Two.

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Item Three: Ratifying the appointment of our independent registered public accounting firm for the fiscal year ending June 30, 2025 requires the affirmative vote of a majority of the votes cast by stockholders entitled to vote on that item. Banks, brokers, and other nominees holding shares of record for a beneficial owner have the discretionary authority to vote shares held in street name as to which they have not received instructions from the beneficial owner on this Item Three, and, therefore, we do not expect any broker non-votes to occur with respect to this Item Three. If, however, any brokerage firm fails to exercise its discretion to vote any such shares on this Item Three, the shares will not count as votes cast “For” or “Against” this Item Three. In addition, abstentions will not count as votes cast “For” or “Against” this Item Three.  Accordingly, assuming a quorum has been established, abstentions and broker non-votes, if any, will have no effect on the outcome of this Item Three.

●

Item Four: Approval of the issuance of up to 1,953,839 shares of Common Stock upon exercise of the Series D Warrants requires the affirmative vote of a majority of the votes cast by stockholders entitled to vote on that item. Banks, brokers, and other nominees holding shares of record for a beneficial owner do not have the discretionary authority to vote shares held in street name as to which they have not received instructions from the beneficial owner on this Item Four. Assuming a quorum has been established, abstentions and broker non-votes will have no effect on the outcome of this Item Four.

●

Item Five: Approval of the issuance of up to 1,624,201 shares of Common Stock upon exercise of the Series B Warrants requires the affirmative vote of a majority of the votes cast by stockholders entitled to vote on that item. Banks, brokers, and other nominees holding shares of record for a beneficial owner do not have the discretionary authority to vote shares held in street name as to which they have not received instructions from the beneficial owner on this Item FIVE. Assuming a quorum has been established, abstentions and broker non-votes will have no effect on the outcome of this Item Five.

●

Item Six: Approval of the issuance of shares up to 6,181,818 of Common Stock upon exercise of the Series I Warrants requires the affirmative vote of a majority of the votes cast by stockholders entitled to vote on that item. Banks, brokers, and other nominees holding shares of record for a beneficial owner do not have the discretionary authority to vote shares held in street name as to which they have not received instructions from the beneficial owner on this Item Four. Assuming a quorum has been established, abstentions and broker non-votes will have no effect on the outcome of this Item Six.

●

Item Seven: Approval of an amendment to our 2011 Stock Incentive Plan, as amended and restated, to increase the number of shares available for equity awards by 3,000,000 shares, requires the affirmative vote of a majority of the votes cast by stockholders entitled to vote on that item. Banks, brokers, and other nominees holding shares of record for a beneficial owner do not have the discretionary authority to vote shares held in street name as to which they have not received instructions from the beneficial owner on this Item Five. Assuming a quorum has been established, abstentions and broker non-votes will have no effect on the outcome of this Item Seven.

●

Item Eight: Advisory approval say-on-frequency for holding future advisory votes on the compensation of our named executive officers (one year, two years or three years) will be determined by a majority of the votes cast by stockholders entitled to vote on that item. Banks, brokers, and other nominees holding shares of record for a beneficial owner do not have the discretionary authority to vote shares held in street name as to which they have not received instructions from the beneficial owner on this Item Eight. Assuming a quorum has been established, abstentions and broker non-votes will have no effect on the outcome of this Item Eight.

●

Item Nine: Advisory approval of say-on-pay for named executive officers (yes or no) will be determined based on which of the two choices receives a majority of the votes cast by stockholders entitled to vote on that item. Banks, brokers, and other nominees holding shares of record for a beneficial owner do not have the discretionary authority to vote shares held in street name as to which they have not received instructions from the beneficial owner on this Item Seven. Assuming a quorum has been established, abstentions and broker non-votes will have no effect on the outcome of this Item Nine.

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WHAT IS THE EFFECT OF NOT CASTING YOUR VOTE?

If shares are held in street name by a bank, broker, or other nominee, it is critical that you give instructions to your bank, broker or nominee as to how you wish your shares to be voted.

Your brokerage firm cannot vote your uninstructed shares in their discretion on any matter unless it is considered “routine.” Each of Item 2 (approval of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split) and Item 3 (ratifying the appointment of our independent registered public accounting firm)] is a “routine” proposal, and your brokerage firm will therefore have discretionary authority to vote any shares as to which you have not provided voting instructions on Item 2 and Item 3. If you hold your shares in street name and you do not instruct your brokerage firm as to how to vote your shares, your brokerage firm may vote your shares in its discretion on Item 2 or Item 3.

We believe that Items 4, 5 and 6 (approval of the issuance of shares of Common Stock upon exercise of the Series B Warrants, Series D Warrants and Series I Warrants), Item 7 (an increase in Common Stock available for issuance under our 2011 Stock Incentive Plan), Item 8 (the advisory approval on say-on-frequency for holding future advisory votes on the compensation of our named executive officers), and Item 9 (the advisory approval on say-on-pay for our named executive officers), will not be considered routine matters. If your shares are held in street name, your brokerage firm will not have discretionary authority to vote your shares on Items 4 through 9 without your instructions. If you hold your shares in street name and you do not provide instructions to your brokerage firm as to how to vote your shares, then no vote will be cast with respect to your shares on such Items. Assuming a quorum has been established, the failure of your brokerage firm to vote any shares as to which you have not provided voting instructions will have no effect on the outcome of Items 4 through 9.

If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the virtual annual meeting.

IS VOTING CONFIDENTIAL?

We will keep all the proxies and ballots private unless otherwise required. We only let Alliance Advisors examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements or other applicable rule, order or regulation. Alliance Advisors will, however, forward to management any written comments you make on the proxy card.

HOUSEHOLDING OF DISCLOSURE DOCUMENTS

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock who share the same address, we have adopted a procedure approved by the U.S. Securities and Exchange Commission (“SEC”) called “householding.” Under this procedure, a single set of our proxy statement will be sent to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. Householding benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The procedure applies to our annual reports, proxy statements, other proxy materials, and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to have access to and utilize separate proxy voting instructions.

If you do not wish to participate in “householding” and would like to receive your own set of any or all of our annual disclosure documents, or if you share an address with another Palatin stockholder and together both of you would like to receive only a single set of our annual disclosure documents, please contact Alliance Advisors, either by calling toll-free at 866-612-8937, or by e-mailing proxylogistics@allianceadvisors.com. Alternatively, if your brokerage firm or other nominee holds your Palatin shares, you may contact your broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

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ITEM ONE: ELECTION OF DIRECTORS

The Board has nominated the following four persons as directors to serve until the next annual meeting and until their successors have been duly elected and qualified. Each of the nominees is currently serving as a director of Palatin. Directors are elected by a plurality of the votes cast, such that the four nominees who receive the most “For” votes from the stockholders present at the meeting virtually or represented by proxy and entitled to vote on the election of directors will be elected as directors to serve until the next annual meeting and until their respective successors are duly elected and qualified.  Broker non-votes as well as any votes that are withheld from voting on the election of directors will have no effect on the outcome of this Item One.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the four nominees named below. If any nominee is unable or declines to serve as director at the time of the annual meeting, the proxies will be voted for any nominee who is nominated by our present board to be elected to that directorship, or the board may reduce the number of directors.

Nominees for Election as Directors. The Board unanimously adopted a resolution proposing the nominees set forth below for election as directors of Palatin until the 2026 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death or resignation or removal.

THE NOMINEES

Name	Age	Position with Palatin
Carl Spana, Ph.D.	62	Chief Executive Officer, President and a Director
John K.A. Prendergast, Ph.D.(1)(2)(3)	71	Director and Chairman of the Board of Directors
Alan W. Dunton, M.D.(1)(2)(3)	71	Director
Arlene M. Morris(1)(2)(3)	73	Director

(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.

CARL SPANA, Ph.D., co-founder of Palatin, has been our Chief Executive Officer and President since June 14, 2000. He has been a director of Palatin since June 1996 and has been a director of our wholly owned subsidiary, RhoMed Incorporated, since July 1995. From June 1996 through June 14, 2000, Dr. Spana served as an executive vice president of the Company and our chief technical officer. From June 1993 to June 1996, Dr. Spana was vice president of Paramount Capital Investments, LLC, a biotechnology and biopharmaceutical merchant banking firm, and of The Castle Group Ltd., a medical venture capital firm. Through his work at Paramount Capital Investments and The Castle Group, Dr. Spana co-founded and acquired several private biotechnology firms. From July 1991 to June 1993, Dr. Spana was a Research Associate at Bristol-Myers Squibb, a publicly held pharmaceutical company, where he was involved in scientific research in the field of immunology. Dr. Spana received his Ph.D. in molecular biology from The Johns Hopkins University and his B.S. in biochemistry from Rutgers University.

Dr. Spana’s qualifications for our board include his scientific expertise, leadership experience, business judgment, and industry knowledge. As a senior executive of Palatin for over twenty years, he provides in-depth knowledge of our company, our drug products under development and the competitive and corporate partnering landscape.

JOHN K.A. PRENDERGAST, Ph.D. has served as the non-executive Chairman of the board since June 14, 2000, and as a director since August 1996. While Dr. Prendergast has served as a member of the board, he does not serve, and has not served, in a management or operational role with the Company. Dr. Prendergast has been president and sole stockholder of Summercloud Bay, Inc., an independent consulting firm providing services to the biotechnology industry, since 1993. Dr. Prendergast is a director and Executive Chairman of Recce Pharmaceuticals Ltd. (ASX: RCE), a publicly traded Australian pharmaceutical company developing a new class of anti-infective agents. He was previously a member of the board of the life science companies AVAX Technologies, Inc., Avigen, Inc., MediciNova, Inc. and Scorpius Holdings, Inc. From October 1991 through December 1997, Dr. Prendergast was a managing director of The Castle Group Ltd., a medical venture capital firm. Dr. Prendergast received his M.Sc. and Ph.D. from UNSW Sydney, Sydney, Australia and a C.S.S. in administration and management from Harvard University.

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Dr. Prendergast brings a historical perspective to our board coupled with extensive industry experience in corporate development and finance in the life sciences field. His prior service on other publicly traded company boards provides experience relevant to good corporate governance practices.

ALAN W. DUNTON, M.D. has been a director of Palatin since June 2011. He founded Danerius, LLC, a biotechnology consulting company, in 2006. From November 2015 through March 2018, he was senior vice president of research, development, and regulatory affairs for Purdue Pharma L.P., with responsibilities for overall research strategy and development programs. From January 2007 to March 2009, Dr. Dunton served as president and chief executive officer of Panacos Pharmaceuticals Inc. and he served as a managing director of Panacos from March 2009 to January 2011. Dr. Dunton is currently a member of the board of directors of the publicly traded companies Recce Pharmaceuticals Ltd (ASX: RCE), CorMedix Inc. (NYSE: CRMD) and Oragenics, Inc. (NYSE: OGEN). He previously served on the board of directors of the publicly traded companies Targacept, Inc., EpiCept Corporation (as Non-Executive Chairman), Adams Respiratory Therapeutics, Inc. (acquired by Reckitt Benckiser Group plc), MediciNova, Inc. and Panacos Pharmaceuticals, Inc. Dr. Dunton has served as a director or executive officer of various pharmaceutical companies, and from 1994 to 2001, Dr. Dunton was a senior executive in various capacities in the Pharmaceuticals Group of Johnson & Johnson, including president and managing director of the Janssen Research Foundation, the primary global R&D organization for Johnson & Johnson. Dr. Dunton received his M.D. degree from New York University School of Medicine, where he completed his residency in internal medicine. He also was a Fellow in Clinical Pharmacology at the New York Hospital/Cornell University Medical Center.

Dr. Dunton has extensive drug development, regulatory, and clinical research experience, having played a key role in the development of more than 20 products to regulatory approval, and also has extensive experience as an executive and officer for both large pharmaceutical companies and smaller biotechnology and biopharmaceutical companies.

ARLENE M. MORRIS has been a director of Palatin since June 2015. Since May 2015 she has served as the chief executive officer of Willow Advisors, LLC, a consultancy to biotech companies on business development, commercial development and corporate strategy. From April 2012 until May 2015, she was President and Chief Executive Officer of Syndax Pharmaceuticals, Inc., a privately held biopharmaceutical company focused on the development and commercialization of an epigenetic therapy for treatment-resistant cancers and was a member of the board of directors from May 2011 until May 2015. From 2003 to January 2011, Ms. Morris served as the President, Chief Executive Officer and a member of the board of directors of Affymax, Inc., a publicly traded biotechnology company. Ms. Morris has also held various management and executive positions at Clearview Projects, Inc., a corporate advisory firm, Coulter Pharmaceutical, Inc., a publicly traded pharmaceutical company, Scios Inc., a publicly traded biopharmaceutical company, and Johnson & Johnson, a publicly traded healthcare company. She is currently a member of the board of directors of Viridian Therapeutics, Inc. (Nasdaq: VRDN), a publicly traded therapeutic antibody company, Cogent Biosciences, Inc. (Nasdaq: COGT), a publicly traded oncology biopharmaceutical company, Edgewise Therapeutics, Inc. (Nasdaq: EWTX), a leading muscle disease biopharmaceutical company, and is a director (since February 2022) and currently chair of TC Biopharm (Holdings) PLC (Nasdaq: TCBP), a United Kingdom biopharmaceutical company. She was previously a director of Viveve Medical, Inc., a publicly traded female healthcare medical device company, until February 2023, Neovacs SA, a publicly traded French company, Biodel Inc., a publicly traded specialty pharmaceutical company, from 2015 until its merger with Albireo Limited in 2016, and Dimension Therapeutics, Inc., a publicly traded gene therapy company, until its acquisition by Ultragenyx Pharmaceutical Inc. in 2017. Ms. Morris received a B.A. in Biology and Chemistry from Carlow College.

Ms. Morris has extensive experience in the biotechnology industry, including prior leadership positions, senior management, and board service, and experience as chief executive officer of companies with product candidates in phase 3 clinical trials.

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RECOMMENDATION OF THE BOARD

The Board recommends a vote FOR the election of the four director nominees listed above.

Board Composition and Nominating Process

The nominating and corporate governance committee conducts an annual director performance evaluation process and proposes nominees for election as directors. Nominees must be well-regarded and experienced participants in their field(s) of specialty, familiar with our business, willing to devote the time and attention necessary to deepen and refine their understanding of Palatin and the issues we face and must have an understanding of the demands and responsibilities of service on a public company board of directors. The committee considers individual merits, such as personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board and concern for the long-term interests of the stockholders. While we do not have a formal diversity policy, to ensure that the Board benefits from diverse perspectives, the committee seeks qualified nominees from a variety of backgrounds, including candidates of gender and ethnic diversity. The committee also considers each candidate in relation to existing or other potential members of the Board, with a view to establishing a well-rounded, diverse, knowledgeable, and experienced Board.

The charter of the nominating and corporate governance committee provides that directors will not be nominated for election to the Board after their 75th birthday, although the full Board, upon the recommendation of the committee, may nominate candidates over 75 years of age in special circumstances.

The nominating and corporate governance committee will consider stockholder recommendations of nominees if they are accompanied by a comprehensive written resume of the recommended nominee’s business experience and background, and a signed consent from the recommended nominee stating that he or she is willing to be considered as a nominee and, if nominated and elected, will serve as a director. The nominating and corporate governance committee will consider candidates recommended by stockholders on the same basis as candidates from other sources. The nominating and corporate governance committee may retain outside consultants to assist in identifying suitable director candidates. Stockholders may send their written recommendations with the required documentation to our executive offices at 4B Cedar Brook Drive, Cranbury, NJ 08512, Attention: Secretary.

Director Independence

The Board has determined that all the directors and nominees, except for Dr. Spana (our Chief Executive Officer and President), are independent directors, as defined in the listing standards of the NYSE American and under Rule 10A-3 of the Exchange Act.

The Board and Its Committees

Committees and meetings. The Board has an audit committee, a compensation committee, and a nominating and corporate governance committee. During the fiscal year ended June 30, 2024 (“fiscal 2024”), the Board met four times, the audit committee met two times, the compensation committee met one time and the nominating and corporate governance committee met one time. Each director attended at least 75% of the total number of meetings of the Board and committees of the Board on which he or she served. The independent directors meet in executive session at least annually, following the annual board meeting. We do not have a policy requiring our directors to attend stockholder meetings. Except for Dr. Spana, the directors did not attend the virtual annual meeting of stockholders held on June 27, 2024.

Audit committee. The audit committee reviews the engagement of the independent registered public accounting firm and reviews the independence of the independent registered public accounting firm. The audit committee also reviews the audit and non-audit fees of the independent registered public accounting firm and the adequacy of our internal control procedures. The audit committee is currently composed of four independent directors, Mr. deVeer (chair), Dr. Dunton, Mr. Hull and Dr. Manning. The Board has determined that the members of the audit committee are, or were, independent, as defined in the listing standards of the NYSE American and satisfied the requirements of the NYSE American as to financial literacy and expertise. The Board has determined that at least one member of the committee, Mr. deVeer, is the audit committee financial expert as defined by Item 407 of Regulation S-K. The responsibilities of the audit committee are set forth in a written charter adopted by the Board and updated as of October 1, 2013, a copy of which is available on our web site at www.palatin.com.

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Compensation committee. The compensation committee reviews and recommends to the Board on an annual basis employment agreements and compensation for our officers, directors and some employees, and administers our 2011 Stock Incentive Plan, and the options still outstanding which were granted under previous stock option plans. The compensation committee is composed of Dr. Dunton (chair), Ms. Morris and Messrs. deVeer and Hull. The Board has determined that the members of the compensation committee are independent, as defined in the listing standards of the NYSE American. Our Chief Executive Officer aids the compensation committee by providing annual recommendations regarding the compensation of all executive officers, other than himself. Our Chief Financial Officer supports the committee in its work by gathering, analyzing, and presenting data on our compensation arrangements and compensation in the marketplace.

The responsibilities of the compensation committee are set forth in a written charter adopted by the Board effective October 1, 2013, a copy of which is available on our website at www.palatin.com. The committee administers our 2011 Stock Incentive Plan, under which it has delegated to an officer its authority to grant stock options to employees and to a single-member committee of the Board its authority to grant restricted stock units to officers and to grant options and restricted stock units to our consultants, but in either instance not to grant options or restricted stock units to themselves, any member of the Board or officer, or any person subject to Section 16 of the Exchange Act.

Nominating and corporate governance committee. The nominating and corporate governance committee assists the Board in recommending nominees for directors, and in determining the composition of committees. It also reviews, assesses, and makes recommendations to the Board concerning policies and guidelines for corporate governance, including relationships of the Board, the stockholders and management in determining our direction and performance. The responsibilities of the nominating and corporate governance committee are set forth in a written charter adopted by the Board and updated as of October 1, 2013, a copy of which is available on our web site at www.palatin.com. The nominating and corporate governance committee is composed of Dr. Prendergast (chair), Ms. Morris and Dr. Manning, each of whom meets the independence requirements established by the NYSE American.

Duration of Office. Unless a director resigns or is removed, all directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Directors serve as members of committees as the Board determines from time to time.

Communicating with Directors

Generally, stockholders or other interested parties who have questions or concerns should contact Stephen T. Wills, Secretary, Palatin Technologies, Inc., 4B Cedar Brook Drive, Cranbury, NJ 08512. However, any stockholder or other interested party who wishes to address questions regarding our business directly to the Board, or any individual director, including the Chairman or non-management directors as a group, can direct questions to the Board members or a director by regular mail to the Secretary at the address above or by e-mail at boardofdirectors@palatin.com. Stockholders or other interested parties may also submit their concerns anonymously or confidentially by postal mail.

Communications are distributed to the Board, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication, unless the Secretary determines that the communication is unrelated to the duties and responsibilities of the Board, such as product inquiries, resumes, advertisements, or other promotional material. Communications that are unduly hostile, threatening, illegal, or similarly unsuitable will also not be distributed to the Board or any director. All communications excluded from distribution will be retained and made available to any non-management director upon request.

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Board Role in Risk Oversight

Our Board, as part of its overall responsibility to oversee the management of our business, considers risks generally when reviewing our strategic plan, financial results, business development activities, legal and regulatory matters. The Board satisfies this responsibility through regular reports directly from our officers responsible for oversight of particular risks. The Board’s risk management oversight also includes full and open communications with management to review the adequacy and functionality of the risk management processes used by management. The Board’s role in risk oversight has no effect on the Board’s leadership structure. In addition, committees of the Board assist in its risk oversight responsibility, including:

●

The audit committee assists the Board in its oversight of the integrity of the financial reporting and our compliance with applicable legal and regulatory requirements. It also oversees our internal controls and compliance activities and meets privately with representatives from our independent registered public accounting firm.

●

The compensation committee assists the Board in its oversight of risk relating to compensation policies and practices. The compensation committee annually reviews our compensation policies, programs, and procedures, including the incentives they create and mitigating factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our company.

Board Leadership Structure

Since 2000, the roles of chairman of the Board and chief executive officer have been held by separate persons. John K.A. Prendergast, Ph.D., a non-employee director, has served as Chairman of the Board since June 2000. Carl Spana, Ph.D., has been our Chief Executive Officer and President since June 2000. Generally, the Chairman is responsible for advising the Chief Executive Officer, assisting in long-term strategic planning, and presiding over meetings of the Board. The Chief Executive Officer, together with our Chief Financial Officer and Chief Operating Officer, is responsible for leading our day-to-day performance and operations. While we do not have a written policy with respect to separation of the roles of chairman of the Board and chief executive officer, the Board believes that the existing leadership structure, with the separation of these roles, provides several important advantages, including: enhancing the accountability of the chief executive officer to the Board; strengthening the Board’s independence from management; assisting the Board in reaching consensus on particular strategies and policies; and facilitating robust director, Board, and executive officer evaluation processes.

Code of Corporate Conduct and Ethics

We have adopted a code of corporate conduct and ethics, updated as of March 8, 2021, that applies to all our directors, officers, and employees, including our Chief Executive Officer and Chief Financial Officer. You can view the code of corporate conduct and ethics at our website, www.palatin.com. We will disclose any amendments to, or waivers from, provisions of the code of corporate conduct and ethics that apply to our directors, principal executive officers, and financial officers in a current report on Form 8-K, unless the rules of the NYSE American permit website posting of any such amendments or waivers.

DIRECTOR COMPENSATION

The following table sets forth the compensation we paid to all directors during fiscal 2024, except for Dr. Spana, whose compensation is set forth above in the Summary Compensation Table and related disclosure. Dr. Spana did not receive any separate compensation for his services as a director.

Name	Fees earned or paid in cash	Stock Awards(1)	Option Awards(1)	Total
John K.A. Prendergast, Ph.D.	$97,500	$28,470	$28,836	$154,806
Robert K. deVeer, Jr.	$70,000	$21,900	$20,972	$112,872
J. Stanley Hull	$60,000	$21,900	$20,972	$102,872
Alan W. Dunton, M.D.	$70,000	$21,900	$20,972	$112,872
Arlene Morris	$55,000	$21,900	$20,972	$97,872
Anthony Manning, Ph.D.	$55,000	$21,900	$20,972	$97,872

(1)

Amounts in these columns represent the aggregate grant date fair value for stock awards and option awards. For a description of the assumptions we used to calculate these amounts, see Note 15 to the consolidated financial statements in our 2024 Annual Report. Amounts in this column include options granted on June 4, 2024, for our current fiscal year ending June 30, 2025.

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                The aggregate number of shares underlying option awards and unvested stock awards outstanding at June 30, 2024, for each director was:

Name	Option awards	Stock awards
John K.A. Prendergast, Ph.D.	82,080	16,000
Robert K. deVeer, Jr.	57,180	12,000
J. Stanley Hull	57,180	12,000
Alan W. Dunton, M.D.	57,180	12,000
Arlene Morris	57,180	12,000
Anthony Manning, Ph.D.	54,280	12,000

Our director compensation program is designed to enhance our ability to attract and retain highly qualified directors and to align their interests with the long-term interests of our stockholders. The program includes an equity component, which is designed to align the interests of non-employee directors and stockholders, and a cash component, which is designed to compensate non-employee directors for their service on the Board. Directors who are employees of the Company receive no additional compensation for their service on the Board.

The compensation committee annually reviews compensation paid to our non-employee directors and makes recommendations for adjustments, as appropriate, to the full Board. As part of this annual review, the compensation committee considers the significant time commitment and skill level required by each non-employee director in serving on the Board and its various committees. The compensation committee seeks to maintain a market competitive director compensation program and, with the assistance of its independent compensation consultant, Aon Rewards, benchmarks our director compensation program against the peer group we use to evaluate our executive compensation program.

Non-Employee Directors’ Equity Grants. Our non-employee directors receive an annual equity grant at the Board meeting closest to the beginning of each fiscal year, or such other date as may be determined by the Board.

On July 15, 2024, the Chairman of the Board received 16,000 restricted stock units, which vested on June 4, 2025, and an option to purchase 23,000 shares of Common Stock, and each other serving non-employee director received 12,000 restricted stock units, which vested on June 4, 2025, and an option to purchase 17,000 shares of Common Stock. All of the options have an exercise price of $1.83 per share, the closing price of our Common Stock on the date of grant, vests on June 4, 2025, and in the event that the director does not serve until June 30, 2025, is prorated based on the period of service at the rate of 1/12 per month on the last day of each month starting July 31, 2024, expire ten years from the date of grant and provide for accelerated vesting in the event of involuntary termination as a director following a change in control, with exercise permitted following accelerated vesting for up to the earlier of one year after termination or the expiration date of the option. These awards were granted by the Compensation Committee on June 4, 2024, which grants were subject to certification by the Chief Financial Officer that the shareholders had increased the shares reserved under the 2011 Stock Incentive Plan, and that there were no impediments to the grants of the restricted stock units and options. The required certification was made on July 15, 2024.

On June 20, 2023, the Chairman of the Board received 13,000 restricted stock units, which vested on June 20, 2024, and an option to purchase 22,000 shares of Common Stock, and each other serving non-employee director received 10,000 restricted stock units, which vested on June 20, 2024, and an option to purchase 16,000 shares of Common Stock. All of the options have an exercise price of $2.19 per share, the closing price of our common stock on the business day immediately preceding the date of grant, vest in 12 monthly installments beginning July 31, 2023, expire ten years from the date of grant and provide for accelerated vesting in the event of involuntary termination as a director following a change in control, with exercise permitted following accelerated vesting for up to the earlier of one year after termination or the expiration date of the option.

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Non-Employee Directors’ Cash Compensation. Dr. Prendergast serves as Chairman of the Board and for fiscal 2024 received an annual retainer of $87,500, payable quarterly. Other non-employee directors received an annual base retainer of $40,000, payable on a quarterly basis. The chairperson of the audit committee received an additional annual retainer of $20,000, the chairperson of the compensation committee received an additional annual retainer of $20,000 and the chairperson of the corporate governance committee received an additional annual retainer of $10,000. Members of the foregoing committees, other than the non-employee Chairman, received an additional retainer of one-half the retainer payable to the committee chairperson. For the fiscal year ending June 30, 2024, Dr. Prendergast serves as Chairman of the Board and will receive an annual retainer of $87,500, payable quarterly. Other non-employee directors will receive an annual base retainer of $40,000, payable on a quarterly basis. The chairperson of the audit committee will receive an additional annual retainer of $20,000, the chairperson of the compensation committee will receive an additional annual retainer of $20,000 and the chairperson of the corporate governance committee will receive an additional annual retainer of $10,000. Members of the foregoing committees, other than the non-employee Chairman, receive an additional retainer of one-half the retainer payable to the committee chairperson.

The Board also formed a program development committee, charged with reviewing new product opportunities and product development strategy. The chairperson of the program development committee receives $3,500 per day of service, and members of the committee receive $2,500 per day of service.

Non-Employee Directors’ Expenses. Non-employee directors are reimbursed for expenses incurred in performing their duties as directors, including attending all meetings of the Board and any committees on which they serve.

Employee Directors. Employee directors are not separately compensated for services as directors but are reimbursed for expenses incurred in performing their duties as directors, including attending all meetings of the Board and any committees on which they serve.

[END OF ITEM ONE]

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ITEM TWO: ADOPTION AND APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK INTO A LESSER NUMBER OF SHARESBY A RATIO NOT LESS THAN 1-FOR-50 AND NOT MORE THAN 1-FOR-100, WITH THE EXACT RATIO TO BE SET WITHIN THIS RANGE BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION

OVERVIEW

The Board has adopted and is recommending that our stockholders approve an amendment of our Restated Certificate of Incorporation (such amendment, the “Amendment”) to effect a reverse stock split of the Common Stock at a ratio of not less than 1-for-50 and not more than 1-for-100, with the exact ratio for each reverse stock split within such range to be determined by the Board in its sole discretion (such reverse stock split, the “Reverse Stock Split” and any such ratio, the “Reverse Stock Split Ratio”). Approval of the Amendment requires the affirmative vote of a majority of the votes cast.  Because this is a routine proposal, we do not expect there to be any broker non-votes. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Item 2.

In connection with the Reverse Stock Split, the number of authorized shares of Common Stock will not be changed. Pursuant to the law of the State of Delaware, our state of incorporation, the Board must adopt an Amendment and submit the Amendment to stockholders for their approval. The proposed Amendment, one or more of which would be filed with the Secretary of State of the State of Delaware (the “Secretary of State”), will be substantially in the form of Annex A to this proxy statement. Upon the effectiveness of the Amendment (the “Reverse Stock Split Effective Time”), the issued shares of Common Stock immediately prior to a Reverse Stock Split Effective Time will be reclassified into a smaller number of issued shares such that a stockholder will own one share of Common Stock for each 50 to 100 (or any number in between) shares of issued Common Stock held by such stockholder immediately prior to a Reverse Stock Split Effective Time, as specified.

By approving this Item, stockholders will approve the Amendment (which approval will constitute the approval of an Amendment effecting the reverse stock split of the Common Stock at a Reverse Stock Split Ratio within the range of not less than 1-for-50 and not more than 1-for-100, with the exact ratio for each reverse stock split within such range to be determined by the Board in its sole discretion) and authorize the Board to file the Amendment effecting the reverse stock split at the Reverse Stock Split Ratio it selects and to abandon each Amendment effecting a reverse stock split at any other Reverse Stock Split Ratio. Upon receiving stockholder approval, the Board will have the authority, but not the obligation, in its sole discretion, to elect, without further action on the part of the stockholders, whether to effect a Reverse Stock Split and, if so, to determine the applicable Reverse Stock Split Ratio from among the approved range described above and to effect a Reverse Stock Split setting forth the Reverse Stock Split Ratio it selects in its sole discretion by filing the Amendment that includes such Reverse Stock Split Ratio with the Secretary of State and abandoning the Amendments that include each other Reverse Stock Split Ratio. The Board reserves the right to elect not to effect a Reverse Stock Split at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State, if it determines, in its sole discretion, and without further action on the part of the stockholders, that the proposal is no longer in the best interests of the Company and its stockholders.  In addition, even if Item 2 is approved by the holders of a majority of the votes cast, no Amendment effecting the Reverse Stock Split will be authorized, and the Board will not file any such Amendment with the Secretary of State, unless the shares of Common Stock are listed on a national securities exchange immediately before such Amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such Amendment becomes effective.

The Board’s decision as to whether and when to effect a Reverse Stock Split will be based on a number of factors, including market conditions, the historical, existing, and expected trading price of the Common Stock, the anticipated impact of such Reverse Stock Split on the trading price and number of holders of the Common Stock, and any applicable listing requirements of a national securities exchange if the Company is then contemplating a listing on such national securities exchange.

On May 7, 2025, the Company received notice from NYSE Regulation that it had suspended trading of the Company’s Common Stock on the NYSE American LLC stock exchange (“NYSE American”) and determined to commence proceedings to delist the Company’s Common Stock from the NYSE American as a result of its determination that the Company is no longer suitable for listing pursuant to Section 1003(f)(v) of the NYSE American Company Guide due to the low selling price of the Company’s Common Stock. Trading of the Common Stock on the NYSE American was suspended on May 7, 2025, and began trading on the OTC Pink Market (“OTC Pink”) of the OTC Markets Group Inc. on May 8, 2025. On June 9, 2025, we uplisted to the OTCQB Venture Market (“OTCQB”) of the OTC Markets Group Inc. (OTCQB: PTNT).

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REASONS FOR EFFECTING A REVERSE STOCK SPLIT

To potentially qualify the Common Stock for listing on The Nasdaq Stock Market. Our Common Stock was traded on the NYSE American until May 7, 2025, when it was suspended from trading due to the low selling price of the Company’s Common Stock. We are appealing the decision of the NYSE American, and our Common Stock remains listed on the NYSE American while that appeal is pending, even though are shares are trading on the OTCQB.  The Company’s management believes that implementing a Reverse Stock Split may enable the shares of Common Stock to satisfy the minimum trading price requirement necessary to be listed on The Nasdaq Stock Market (“Nasdaq”). Generally, Nasdaq requires that, to qualify for listing, a newly listed security must have a minimum bid price of $4.00 per share. Our Company meets all requirements to be listed on Nasdaq other than the $4.00 minimum bid price. On June 16, 2025, our Common Stock last traded on the OTCQB at $0.107 per share, and at market close, the highest bid price was $0.12. Our Board believes that having our shares listed and trading on a national exchange, such as Nasdaq or NYSE American, would be beneficial to both the Company and its stockholders.

Although the OTCQB is a venture marketplace of the OTC Markets, it is not a national exchange. We believe that having our shares listed and trading on a national exchange, such as Nasdaq or NYSE American, will help attract institutional investors with minimum trading price and other requirements, will assist in our capital-raising efforts should they be needed in the future to support the Company’s growth plans by making our Common Stock more attractive to a broader range of investors, will remove restrictions that currently prohibit many investors from investing in companies whose shares are not traded on a national exchange, and that a national exchange’s financial and governance requirements will enhance the Company’s profile to potential investors. If successful, the Company’s stockholders will also benefit from expanded awareness by inclusion in a number of indexes that are tracked by buy-side institutions and that will increase the likelihood of analyst coverage.

To potentially attract investment capital. With a high number of issued and outstanding shares of Common Stock, the price per share of our Common Stock may be too low for the Company to attract investment capital on reasonable terms for the Company. We believe that a Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional investors, professional investors, and other members of the investing public.

To potentially improve the marketability and liquidity of our Common Stock. The Company’s Common Stock currently trades in the over-the-counter market on the OTCQB market because it does not meet the listing requirements of the national securities exchanges. The Board believes that an increased stock price may also improve the marketability and liquidity of our Common Stock. For example, many brokerages, institutional investors, and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks. We believe that a Reverse Stock Split may make our Common Stock a more attractive and cost-effective investment for many investors, which may enhance the liquidity of the holders of our Common Stock.

To decrease the risk of market manipulation of our Common Stock. The Board believes that the potential increase in stock price may reduce the risk of market manipulation of our Common Stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.

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To provide us with flexibility with respect to our authorized Common Stock. A Reverse Stock Split will also effectively increase the number of authorized and unreserved shares of our Common Stock for future issuances by the amount of the reduction in outstanding shares of Common Stock effected by a Reverse Stock Split. These additional shares would be available in the event that the Board determines that it is necessary or appropriate (i) to provide financial flexibility to raise additional capital through the sale of equity securities, convertible securities, or other equity-linked securities; (ii) to enter into strategic business transactions; (iii) to provide equity incentives to directors, officers, and employees pursuant to equity compensation plans; and (iv) for other corporate purposes. The availability of additional shares of Common Stock is particularly important in the event that the Board needs to undertake any of the foregoing actions on an expedited basis, as market conditions permit and favorable financing and business opportunities become available, and thus without the potential delay associated with convening a special stockholders’ meeting at that time.

For the reasons discussed above, the Board believes that a Reverse Stock Split is necessary. Accordingly, the Board has approved resolutions proposing the Amendment to effect a Reverse Split and directed that it be submitted to our stockholders for adoption and approval at the annual meeting.

BOARD DISCRETION TO IMPLEMENT A REVERSE STOCK SPLIT

The Board believes that stockholder approval of a range of ratios for the Reverse Stock Split Ratio (as opposed to a single Reverse Stock Split Ratio) and to authorize an Amendment is in the best interests of the Company and stockholders because it is not possible to predict market conditions at the time that any Reverse Stock Split would be effected. We believe that a range of Reverse Stock Split Ratios provides us with the most flexibility to achieve the desired results of any Reverse Stock Split through an Amendment. The Reverse Stock Split Ratio to be determined by the Board, in its sole discretion, will be a whole number in a range of 1-for-50 to one-for-100. The Board reserves the right to elect not to effect any Reverse Stock Split at any time prior to the effectiveness of the filing of any Amendment with the Secretary of State, if it determines, in its sole discretion, and without further action on the part of the stockholders, that a Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

In determining any applicable Reverse Stock Split Ratio and whether and when to effect any Reverse Stock Split pursuant to the Amendment following the receipt of stockholder approval, the Board may consider a number of factors, including, without limitation:

●	our ability to uplist the Common Stock to a national securities exchange;

●	the historical trading price and trading volume of the Common Stock;

●	the number of shares of Common Stock outstanding immediately before and after the Reverse Stock Split;

●

the dilutive impact of any potential exercise of the Company’s outstanding warrants or conversion of the Company’s outstanding convertible notes and the related impact on the trading price of the Common Stock;

●

the then-prevailing trading price and trading volume of the Common Stock and the anticipated impact of a Reverse Stock Split on the trading price and trading volume of the Common Stock in the short- and long-term;

●	the anticipated impact of the Reverse Stock Split Ratio on the Company’s ability to reduce administrative and transactional costs;

●	the anticipated impact of the Reverse Stock Split Ratio on the number of holders of the Common Stock; and

●	prevailing general market, legal, and economic conditions.

We believe that granting the Board the authority to elect to implement a Reverse Stock Split through the Amendment (within the range of 1-for-50 to one-for-100) is essential because it allows us to take these factors into consideration and to react to changing market, legal and economic conditions. If the Board chooses to implement a Reverse Stock Split, we will make a public announcement regarding the determination of the Reverse Stock Split and the applicable Reverse Stock Split Ratio.

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CERTAIN RISKS ASSOCIATED WITH A REVERSE STOCK SPLIT

There are risks associated with effecting a Reverse Stock Split, including that any such Reverse Stock Split may not result in an increase in the per share price of Common Stock.

The Company cannot predict whether a Reverse Stock Split will increase the market price for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●

the market price per share of the Common Stock after a Reverse Stock Split will rise in proportion to the reduction in the number of shares of the Common Stock outstanding before such Reverse Stock Split;

●	a Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower-priced stocks;

●	a Reverse Stock Split will result in a per share price that will increase the ability of the Company to attract and retain employees; or

●	the market price per share will achieve and maintain the stock price required for an uplisting to a national securities exchange.

The market price of the Common Stock will also be based on the performance of the Company, and other factors, some of which are unrelated to the number of shares outstanding. If a Reverse Stock Split is effected and the market price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after a Reverse Stock Split.

EFFECTS OF A REVERSE STOCK SPLIT

Effects on Stockholders

A Reverse Stock Split will be realized simultaneously for all shares of Common Stock outstanding immediately prior to the applicable Reverse Stock Split Effective Time. A Reverse Stock Split will affect all holders of shares of Common Stock outstanding immediately prior to the Reverse Stock Split Effective Time uniformly and each such stockholder will hold the same percentage of Common Stock outstanding immediately following a Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. A Reverse Stock Split will not change the par value of the Common Stock and will not reduce the number of authorized shares of Common Stock. Common Stock issued pursuant to any Reverse Stock Split will remain fully paid and non-assessable. Voting rights and other rights of the holders of Common Stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described below. A Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

After a Reverse Stock Split, the Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or a CUSIP number, used to identify the Common Stock and will continue to be listed on the OTCQB under the symbol “PTNT”.

One of the effects of a Reverse Stock Split will be to effectively increase the proportion of authorized shares which are unissued relative to those which are issued. Any Reverse Stock Split will not affect the number of authorized shares of the Company’s capital stock that will continue to be authorized pursuant to the Company’s Restated Certificate of Incorporation, as amended by the Amendment. Up to 300,000,000 shares of Common Stock are authorized to be issued under the Company’s Restated Certificate of Incorporation.

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The table below shows, as of the Record Date, the number of shares outstanding and percentage of the authorized Common Stock prior to a Reverse Stock Split and the number of outstanding shares of Common Stock that would result from a Reverse Stock Split at (a) a 1-for-50 Reverse Stock Split Ratio, (b) a 1-for-70 Reverse Stock Split Ratio, (c) a 1-for-90 Reverse Stock Split Ratio, and (d) a 1-for-100 Reverse Stock Split Ratio, in each case without giving effect to the treatment of fractional shares:

Reverse Stock Split Ratio	Approximate Number of Shares of Common Stock Issued and Outstanding	Percentage of Authorized Common Stock
Current shares	46,479,861	15.49%
1-for-50	929,597	0.31%
1-for-70	663,998	0.22%
1-for-90	516,443	0.17%
1-for-100	464,799	0.15%

Effects on Equity Incentive Plan, Stock Options, and Warrants

The Company maintains the 2011 Stock Incentive Plan. As of the Record Date, there were 1,139,313 shares of restricted stock units and stock options to purchase 2,249,102 shares of Common Stock granted and outstanding under the Plan. In the event of a Reverse Stock Split, appropriate adjustments will be made to awards granted and share-based limits under the Plan in accordance with the terms of the Plan. Accordingly, if the Reverse Stock Split Proposal is approved by our stockholders and the Board decides to implement a Reverse Stock Split, as of the applicable Reverse Stock Split Effective Time, (i) the number of shares of Common Stock issuable upon exercise or vesting of such awards under the Plan would be proportionally reduced based on the applicable Reverse Stock Split Ratio determined by our Board for such Amendment and (ii) any per-share exercise price applicable to such awards would be proportionally increased based on the applicable Reverse Stock Split Ratio determined by the Board for such Amendment, subject to the terms of the Plan and the award agreement. In addition, the number of shares available for future issuance and any share-based award limits under the Plan will be proportionately reduced based on the applicable Reverse Stock Split Ratio determined by the Board for such Amendment. Accordingly, all outstanding stock options, including any held by our officers and directors, would be adjusted as a result of the Reverse Stock Split such that the number of shares issuable upon the exercise or vesting of each award would be reduced, and the exercise price per share would be increased, in accordance with the terms of each instrument and based on the ratio of such Reverse Stock Split. The Compensation Committee of the Board will determine whether cash, additional awards or other securities or property will be issued or paid in lieu of fractional shares of common stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated with respect to awards under the Plan that are outstanding at the time of such Reverse Stock Split.

The Company has issued warrants to purchase shares of Common Stock. As of the Record Date, outstanding warrants were exercisable for up to 35,463,784 shares of Common Stock. If the Reverse Stock Split Proposal is approved by our stockholders and the Board decides to implement a Reverse Stock Split, as of the Reverse Stock Split Effective Time, then the number of shares issuable upon exercise of each warrant will be reduced and the exercise price of each warrant will be increased proportionally based on such Reverse Stock Split Ratio. If any holder of a warrant would be entitled, upon the exercise of such warrant after the Reverse Stock Split Effective Time, to receive a fractional interest in a share of Common Stock, then upon exercise of the warrant the Company would either pay the holder the difference between the cash value of the fractional share and the portion of the exercise price allocable to the fractional share, round down to the nearest whole share, or round up to the nearest whole share, in accordance with the terms of the applicable warrant.

No Effect on Preferred Stock Authorization

The Company’s Restated Certificate of Incorporation currently authorizes the issuance of 10,000,000 shares of preferred stock, par value $0.01 per share (“preferred stock”), 7,430 of which is currently issued or outstanding. The proposed Amendment would not increase or decrease the authorized number of shares of preferred stock.

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No Effect on Par Value

The proposed Amendment would not affect the par value of the Common Stock, which will remain at $0.01.

Accounting Matters

As a result of the Reverse Stock Split, upon the applicable Reverse Stock Split Effective Time, the stated capital on our balance sheet attributable to the Common Stock, which consists of the par value per share of the Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding, will be reduced in proportion to the size of the applicable Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

PROCEDURE FOR EFFECTING A REVERSE STOCK SPLIT

If the stockholders approve the Amendment, and if the Board determines to effect a Reverse Stock Split, such Reverse Stock Split will become effective at the Reverse Stock Split Effective Time, which will be upon filing of the Amendment related to the Reverse Stock Split with the Secretary of State. At the applicable Reverse Stock Split Effective Time, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into new shares of Common Stock, as applicable, in accordance with the particular Reverse Stock Split Ratio contained in the Amendment.  In addition, even if Item 2 is approved by the holders of a majority of the votes cast, no Amendment effecting the Reverse Stock Split will be authorized, and the Board will not file any such Amendment with the Secretary of State, unless the shares of Common Stock are listed on a national securities exchange immediately before such Amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such Amendment becomes effective.

As soon as practicable after the Reverse Stock Split Effective Time, stockholders of record will be notified that a Reverse Stock Split has been effected. Stockholders of record will not need to take any action to receive post-Reverse Stock Split shares of Common Stock. As soon as practicable after the Reverse Stock Split Effective Time, a transmittal letter along with a statement of ownership will be sent to the registered addresses of stockholders of record indicating the number of post-Reverse Stock Split shares of Common Stock stockholders of record hold.

Upon the implementation of the Reverse Stock Split, we intend to treat shares of Common Stock held by stockholders in “street name” (i.e., through a bank, broker, custodian, or other nominee), in the same manner as registered “book-entry” holders of Common Stock. Banks, brokers, custodians or other nominees will be instructed to effect such Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing a Reverse Stock Split and for the treatment of fractional shares. If a stockholder holds shares of Common Stock with a bank, broker, custodian, or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian, or other nominee.

FRACTIONAL SHARES

No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the closing price of the Common Stock on the OTCQB on the last trading day immediately preceding the Reverse Split Effective Time (with such closing price proportionately adjusted to give effect to the Reverse Stock Split). Except for the right to receive the cash payment in lieu of fractional shares otherwise issuable upon the effectiveness of the Reverse Stock Split, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive as a result of the Reverse Stock Split.

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Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

POTENTIAL ANTI-TAKEOVER EFFECT

Although the increased proportion of unissued authorized shares to issued shares from the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company, the Reverse Stock Split Proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. The Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

DISSENTERS’ RIGHTS OF APPRAISAL

Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders are not entitled to dissenters’ rights of appraisal in connection with the Reverse Stock Split.

RECOMMENDATION OF THE BOARD

The Board recommends a vote FOR the adoption and approval of an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock into a lesser number of shares by a ratio not less than 1-for-50 and not more than 1-for-100, with the exact ration to be set within this range by the Board in its sole discretion without further approval or authorization of our stockholders.

[END OF ITEM TWO]

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ITEM THREE: RATIFICATION OF APPOINTMENT OF KPMG LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR

ENDING ON JUNE 30, 2025

We recommend voting FOR the ratification of the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending June 30, 2025. KPMG served as our independent registered public accounting firm for the fiscal year ended June 30, 2024. We expect that a representative of KPMG will participate in the virtual annual meeting. The representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions from stockholders.  Ratification of the appointment of KPMG as our independent registered public accounting firm requires a majority of the votes cast on this Item Three.  Because this is a routine proposal, we do not expect there to be any broker non-votes. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Item Three.

Audit Fees. For the fiscal year ended June 30, 2024, fees for professional services rendered for the audit of our annual consolidated financial statements and review of our consolidated financial statements in our Forms 10-Q and services provided in connection with regulatory filings and comfort letters were $504,000. For the fiscal year ended June 30, 2023, fees for professional services rendered for the audit of our annual consolidated financial statements and review of our consolidated financial statements in our Forms 10-Q and services provided in connection with regulatory filings and comfort letters were $491,500.

Audit-Related Fees. For the fiscal years ended June 30, 2024 and 2023, KPMG did not perform or bill us for any audit-related services.

Tax Fees. For the fiscal year ended June 30, 2024, KPMG billed us $70,662 for professional services rendered for tax compliance services. For the fiscal year ended June 30, 2023, KPMG billed us $26,600 for professional services rendered for tax compliance and consulting services.

All Other Fees. KPMG did not perform or bill us for any services other than those described above for the fiscal years ended June 30, 2024 and 2023.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors. Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation for and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Before engaging the independent registered public accounting firm for the next year’s audit, management will submit to the audit committee for approval an estimate of fees for services expected to be rendered during that year in each of four categories:

1.

Audit services, including work that generally only our independent registered public accounting firm can reasonably be expected to provide, such as services provided in connection with regulatory filings, statutory audits and attest services and consultation regarding financial accounting and/or reporting standards;

2.

Audit-related services, including assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements;

3.

Tax services, including services performed by our independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the consolidated financial statements, including fees in the areas of tax compliance, tax planning and tax advice; and

4.	All other services not described in the preceding categories. We generally do not request other services from our independent registered public accounting firm.

The audit committee pre-approves fees for each category of service. The fees are budgeted, and the audit committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging the independent registered public accounting firm.

The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.

Although stockholder approval of KPMG’s appointment as our independent registered public accounting firm is not required by law or binding on the Board or the audit committee, the Board and the audit committee believe that stockholders should have an opportunity to express their views. In the event the stockholders do not ratify the appointment of KPMG as our independent registered public accounting firm, the audit committee will reconsider its appointment.

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REPORT OF THE AUDIT COMMITTEE

The audit committee of the Board, which consists entirely of directors who meet the independence and experience requirements of the NYSE American, has furnished the following report:

The audit committee assists the Board in overseeing and monitoring the integrity of its financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of KPMG LLP.

The audit committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended June 30, 2024 with Palatin’s management and has discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the audit committee has received from KPMG LLP the written disclosures and a letter from KPMG LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP communications with the audit committee, and the audit committee further discussed with KPMG LLP its independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process, among other factors, that the committee determined appropriate.

Based on these reviews and discussions, we recommended to the Board that the audited consolidated financial statements be included in Palatin’s annual report on Form 10-K for the fiscal year ended June 30, 2024.

The Audit Committee

Robert K. deVeer, Jr., Chairman

Alan W. Dunton, M.D.

J. Stanley Hull

RECOMMENDATION OF THE BOARD

The Board recommends a vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2025.

[END OF ITEM THREE]

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ITEM FOUR: APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON EXERCISE OF CERTAIN SERIES B WARRANTS

BACKGROUND

On June 20, 2024, the Company entered into a Letter Agreement with an institutional holder (the “June 2024 Investor”) of Common Stock purchase warrants that the Company issued on November 2, 2022, and October 24, 2023 (such warrants that were outstanding at the time, the “June 2024 Existing Warrants”). As an inducement to the June 2024 Investor to exercise a portion of the Existing Warrants, the Company agreed to adjust the exercise price of such portion of the Existing Warrants to $1.88. Pursuant to the Letter Agreement, the June 2024 Investor agreed to exercise, for cash, the Existing Warrants to purchase an aggregate of 3,233,277 shares of Common Stock at the adjusted exercise price in exchange for the Company’s agreement to issue to the June 2024 Investor Series A Common Stock purchase warrants (the “Series A Warrants”) to purchase 2,727,273 shares of Common Stock and Series B Common Stock purchase warrants (the “Series B Warrants”) to purchase 2,122,642 shares of Common Stock. Approval of the issuance of 1,624,201 shares upon exercise of the Series B Warrants requires the affirmative vote of a majority of the votes cast by stockholders entitled to vote on this Item Four.  Abstentions and broker non-votes will have no effect on the outcome of this Item Four.

The closing of the transactions contemplated under the Letter Agreement took place on June 24, 2024. The Series A Warrants and the Series B Warrants have an exercise price of $1.88 per share. All of the Series A Warrants and 498,441 of the Series B Warrants were immediately exercisable, and the remaining 1,624,201 of the Series B Warrants are exercisable on or after the date on which stockholder approval is received (the “Series B Stockholder Approval Date”) with respect to the issuance of the shares of Common Stock underlying the Series B Warrants and have a term of exercise ending on the fifth anniversary of the Series B Stockholder Approval Date.

For further information regarding the foregoing agreements and transactions, please refer to our Current Report on Form 8-K filed with the SEC on June 21, 2024. The discussion herein relating to these Letter Agreements and the Private Warrants is qualified in its entirety by reference to the transaction documents filed as exhibits to such Current Report on Form 8-K.

REASONS FOR THE PROPOSAL

Pursuant to the Letter Agreement, the Company agreed to hold a meeting of stockholders for the purpose of obtaining stockholder approval for the issuance of shares of Common Stock underlying the Series B Warrants (the “Stockholder Approval”). If the Company does not obtain Stockholder Approval at this annual meeting, the Letter Agreement further provides for the Company to call a stockholders meeting every 90 days hereafter to seek Stockholder Approval until Stockholder Approval is obtained.

The NYSE American Listed Company Guide, including Section 713 thereof, requires stockholder approval of transactions involving the issuance of 20% or more of a company’s outstanding shares or voting power. Because the exercise of either the Series B Warrants would result in an issuance of 20% or more of the Company’s outstanding shares of Common Stock, we must first obtain Stockholder Approval to permit the exercise of the Series B Warrants for the Series B Warrant Shares.

CONSEQUENCES OF APPROVAL

The issuance of the Series B Warrant Shares will have a dilutive effect on other stockholders in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such Series B Warrant Shares. The issuance of the Series B Warrant Shares will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline. The dilutive impact from the issuance of the Series B Warrant Shares cannot be fully determined as of the date hereof as the Series B Warrants are only expected to be exercised if the market price of the Common Stock is above the exercise price of $1.88, and the timing and market price at the time of exercise will not be known until the applicable date of exercise of the Series B Warrants.

RECOMMENDATION OF THE BOARD

The Board recommends a vote FOR approval of the issuance of the Series B Warrant Shares upon exercise of the Series B Warrants.

[END OF ITEM FOUR]

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ITEM FIVE: APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON EXERCISE OF CERTAIN SERIES D WARRANTS

BACKGROUND

On December 13, 2024, the Company entered into the Letter Agreement with an institutional holder (the “December 2024 Investor”) of Common Stock purchase warrants that the Company issued on June 24, 2024, and October 24, 2023 (such warrants that were outstanding at the time, the “December 2024 Existing Warrants”). As an inducement to the Investor to exercise a portion of the Existing Warrants, the Company agreed to adjust the exercise price of such portion of the December 2024 Existing Warrants to $0.875. Pursuant to the Letter Agreement, the December 2024 Investor agreed to exercise, for cash, the December 2024 Existing Warrants to purchase an aggregate of 3,907,679 shares of Common Stock at the adjusted exercise price in exchange for the Company’s agreement to issue to the December 2024 Investor Series C Common Stock purchase warrants (the “Series C Warrants”) to purchase 3,907,679 shares of Common Stock and the Series D Warrants to purchase 1,953,839 shares (the “Series D Warrant Shares”) of Common Stock. Approval of the issuance of shares of Common Stock upon exercise of the Series D Warrants requires the affirmative vote of a majority of the votes cast by stockholders entitled to vote on this Item Five.  Abstentions and broker non-votes will have no effect on the outcome of this Item Five.

The closing of the transactions contemplated under the Letter Agreement took place on December 17, 2024. The Series C Warrants and the Series D Warrants have an exercise price of $0.875 per share. The Series C Warrants were immediately exercisable, and the Series D Warrants are exercisable on or after the date on which stockholder approval is received (the “Series D Stockholder Approval Date”) with respect to the issuance of the shares of Common Stock underlying the Series D Warrants and have a term of exercise ending on the fifth anniversary of the Series D Stockholder Approval Date.

For further information regarding the foregoing agreements and transactions, please refer to our Current Report on Form 8-K filed with the SEC on December 16, 2024. The discussion herein relating to these Letter Agreements and the Private Warrants is qualified in its entirety by reference to the transaction documents filed as exhibits to such Current Report on Form 8-K.

REASONS FOR THE PROPOSAL

Pursuant to the Letter Agreement, the Company agreed to hold a meeting of stockholders for the purpose of obtaining stockholder approval for the issuance of shares of Common Stock underlying the Series D Warrants (the “Stockholder Approval”). If the Company does not obtain Stockholder Approval at this annual meeting, the Letter Agreement further provides for the Company to call a stockholders meeting every 90 days hereafter to seek Stockholder Approval until Stockholder Approval is obtained.

The NYSE American Listed Company Guide, including Section 713 thereof, requires stockholder approval of transactions involving the issuance of 20% or more of a company’s outstanding shares or voting power. Because the exercise of either the Series D Warrants would result in an issuance of 20% or more of the Company’s outstanding shares of Common Stock, we must first obtain Stockholder Approval to permit the exercise of the Series D Warrants for the Series D Warrant Shares.

CONSEQUENCES OF APPROVAL

The issuance of the Series D Warrant Shares will have a dilutive effect on other stockholders in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such Series D Warrant Shares. The issuance of the Series D Warrant Shares will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline. The dilutive impact from the issuance of the Series Warrant Shares cannot be fully determined as of the date hereof as the Series D Warrants are only expected to be exercised if the market price of the Common Stock is above the exercise price of $0.875, and the timing and market price at the time of exercise will not be known until the applicable date of exercise of the Series D Warrants.

RECOMMENDATION OF THE BOARD

The Board recommends a vote FOR approval of the issuance of the Series D Warrant Shares upon exercise of the Series D Warrants.

[END OF ITEM FIVE]

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ITEM SIX: APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON EXERCISE OF CERTAIN SERIES I WARRANTS

BACKGROUND

On June 10, 2025, the Company entered into a securities purchase agreement (the “June 2025 Purchase Agreement”) with certain officers and directors of the Company, consisting of Carl Spana, the Company’s President and Chief Executive Officer, Stephen T. Wills, the Company’s Executive Vice President, Chief Financial Officer, and Chief Operating Officer, John K.A. Prendergast, a director on and Chairman of the Company’s board of directors, and Alan W. Dunton, a director on the Company’s board of directors, pursuant to which an aggregate of 3,400 shares of the Company’s newly designated Series D Convertible Preferred Stock, par value $0.01, with a stated value of $100 per share (the “Series D Preferred Stock”), initially convertible into up to 3,090,908 shares of the Company’s Common Stock at an initial conversion price of $0.11, and Series I Warrants to purchase up to an aggregate of 6,181,818 shares of Common Stock (the “Series I Warrant Shares”) were issued to the purchasers.

The closing of the transactions contemplated under the Purchase Agreement took place on June 13, 2025.  The Series I Warrants have an exercise price of $0.11 per share, and are exercisable on or after the date on which stockholder approval is received (the “Series I Stockholder Approval Date”) with respect to the issuance of the Series I Warrant Shares underlying the Series I Warrants, and have a term of exercise ending on the fifth anniversary of the Series I Stockholder Approval Date.

For further information regarding the foregoing agreements and transactions, please refer to our Current Report on Form 8-K filed with the SEC on June 13, 2025. The discussion herein relating to the Purchase Agreement, the Series D Preferred Stock, and the Series I Warrants is qualified in its entirety by reference to the transaction documents filed as exhibits to such Current Report on Form 8-K.

REASONS FOR THE PROPOSAL

Pursuant to the Purchase Agreement and the requirements of the NYSE American, the Company agreed to hold a meeting of stockholders for the purpose of obtaining stockholder approval for the issuance of shares of Series I Warrant Shares underlying the Series I Warrants.

CONSEQUENCES OF APPROVAL

The issuance of the Series I Warrant Shares will have a dilutive effect on other stockholders in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such Series I Warrant Shares. The issuance of the Series I Warrant Shares will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline. The dilutive impact from the issuance of the Series I Warrant Shares cannot be fully determined as of the date hereof as the Series I Warrants are only expected to be exercised if the market price of the Common Stock is above the exercise price of $0.11, and the timing and market price at the time of exercise will not be known until the applicable date of exercise of the Series I Warrants.

RECOMMENDATION OF THE BOARD

The Board recommends a vote FOR approval of the issuance of the Series I Warrant Shares upon exercise of the Series I Warrants.

[END OF ITEM SIX]

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ITEM SEVEN: APPROVAL OF AN INCREASE IN COMMON STOCK AVAILABLE FOR ISSUANCE UNDER OUR 2011 STOCK INCENTIVE PLAN

The Company is asking stockholders to approve an amendment to its 2011 Stock Incentive Plan in order to increase the number of shares available for equity awards under the 2011 Stock Incentive Plan by 3,000,000 shares, from 4,300,000 shares to 7,300,000 shares.  Approval of an amendment to our 2011 Stock Incentive Plan, as amended and restated, to increase the number of shares available for equity awards by 3,000,000 shares, requires the affirmative vote of a majority of the votes cast by stockholders entitled to vote on this Item Five.  Abstentions and broker non-votes will have no effect on the outcome of this Item Five.

INCREASE IN PLAN SHARES

On June 9, 2025, the Board authorized an increase in the number of shares of Common Stock available for issuance under the 2011 Stock Incentive Plan from 4,300,000 to 7,300,000. 140,000 shares were initially available under the 2011 Stock Incentive Plan. An increase of 140,000 shares, to a total of 280,000 shares, was authorized by the Board on April 25, 2013, and approved by stockholders on June 27, 2013. An increase of 120,000 shares, to a total of 400,000 shares, together with amendments to and restatement of the 2011 Stock Incentive Plan, was authorized by the Board on March 3, 2015, and approved by stockholders on June 9, 2015. An increase of 100,000 shares, to a total of 500,000 shares, was authorized by the Board on April 1, 2016, and approved by the stockholders on June 9, 2016. An increase of 400,000 shares, to a total of 900,000, was authorized by the Board on March 30, 2017, and approved by the stockholders on June 8, 2017. An increase of 400,000 shares, to a total of 1,300,000, was authorized by the Board on April 5, 2018, and approved by the stockholders on June 26, 2018. An increase of 400,000 shares, to a total of 1,700,000, was authorized by the Board on March 24, 2020, and approved by the stockholders on June 25, 2020. An increase of 600,000 shares, to a total of 2,300,000, was authorized by the Board on June 10, 2022, and approved by the stockholders on June 24, 2022. An increase of 1,000,000 shares, to a total of 3,300,000, was authorized by the Board on May 15, 2023, and approved by the stockholders on June 20, 2023. An increase of 1,000,000 shares, to a total of 4,300,000, was authorized by the Board on May 13, 2024, and approved by the stockholders on June 27, 2024. Additionally, 39,547 shares have been available under the 2011 Stock Incentive Plan upon reversion from its predecessor plan, our 2005 Stock Plan (the “Prior Plan”). All of the delivered shares under restricted stock units are no longer available for issuance, and shares under restricted stock units that have vested but not been delivered are no longer available for issuance unless the restricted share units are forfeited by reason of termination for cause.

Reasons for Amendment. As of June 20, 2025, there were only 232,388 shares available for future grants of awards under the 2011 Stock Incentive Plan. The Board believes that it will not be able to continue carrying out the purposes of the 2011 Stock Incentive Plan for the need fiscal year unless additional stock becomes available for issuance.

By reserving an additional 3,000,000 shares for issuance under the 2011 Stock Incentive Plan, a total of 3,223,538 shares will be available for future issuance. We expect that the shares authorized for issuance under the 2011 Stock Incentive Plan will meet our equity compensation needs for at least the next year.

The Board considers equity-based compensation an essential tool to attract, motivate and retain our officers, key employees and directors and to align their interests with the interests of our stockholders. If we are unable to grant equity awards in the future, we may be required to increase the cash component of our compensation mix, which would inhibit our ability to meet our compensation objectives, including aligning our executives’ and directors’ interests with the interests of our stockholders and motivating our executives over a long-term horizon. As a result, the Board believes that it is in the best interests of the Company and its stockholders for our stockholders to approve the amendment to the 2011 Stock Incentive Plan. In determining the number of additional shares to reserve for issuance under the amended 2011 Stock Incentive Plan, our Board considered our burn rate (see below), the potential dilution resulting from the proposed increase (see below), and advice provided by the compensation committee’s independent compensation consultant.

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Burn Rate. A key equity metric utilized by the Board in determining awards under the 2011 Stock Incentive Plan is our “burn rate,” which is generally the total number of shares we award pursuant to the 2011 Stock Incentive Plan each year relative to our weighted average number of shares of Common Stock outstanding. As noted above, our Board considered our burn rate in determining the number of additional shares to reserve for issuance under the 2011 Stock Incentive Plan. The following table shows our use of equity under the 2011 Stock Incentive Plan during the last three fiscal years:

Year	Time-Based RSUs	Performance-Based RSUs (at target)	Time-Based Stock Options	Performance-Based Stock Options (at target)	Total Awards	Weighted Average # of Common Shares	Burn Rate
2022	72,684	58,668	164,177	146,317	441,846	9,543,762	4.63%
2023	273,313	152,437	473,472	238,838	1,138,060	10,890,159	10.45%
2024	333,357	184,443	477,855	264,945	1,260,600	14,697,096	8.58%
Average Burn Rate (2022-2024)							7.89%

Overhang. Overhang measures the dilutive impact of equity programs. Our overhang is equal to the number of shares of our Common Stock subject to outstanding equity awards plus the number of shares available to be granted, divided by the total shares of Common Stock outstanding. The 3,000,000 shares of Common Stock being requested under the 2011 Plan would bring our aggregate overhang in 2025 to approximately 14.2%.

As of June 20, 2025, there were 2,240,252 shares subject to issuance upon exercise of outstanding options under all of our equity compensation plans referred to in the table below, at a weighted average exercise price of $6.04, and with a weighted average remaining life of 7.3 years. There were a total of 1,139,313 shares subject to outstanding restricted stock unit awards. As of June 20, 2025, there were 232,388 shares available for future issuance under the 2011 Stock Incentive Plan, which is the only equity compensation plan for which any shares are available for future issuance.

 Plan Highlights. The 2011 Stock Incentive Plan authorizes the grant of equity-based and cash-based compensation to our key employees, consultants and non-employee directors in the form of stock options, stock appreciation rights (“SARs”), restricted shares, restricted stock units, other share-based awards and cash-based awards. Some of the key features of the 2011 Stock Incentive Plan are highlighted below and are more fully described under the heading “Summary of the Plan.”

●

Assuming authorization of an increase in the number of shares of Common Stock available for issuance, the maximum number of shares that may be issued under the 2011 Stock Incentive Plan will be 7,300,000, plus the number of shares available to be granted under the Prior Plan on May 11, 2011, the date of the initial stockholder approval of the 2011 Stock Incentive Plan, and shares which become available under the 2011 Stock Incentive Plan if they are forfeited or otherwise become available under the Prior Plan on or after May 11, 2011.

●

The 2011 Stock Incentive Plan implements a minimum vesting period of one year, except in the case of substitute awards issued in connection with acquisitions or awards that vest in connection with certain acceleration events, with the Board or its designee having the authority to grant awards covering up to 5% of the plan’s share pool that are not subject to this minimum vesting requirement.

●

The 2011 Stock Incentive Plan does not permit what has been labeled by some stockholder groups as “liberal share counting” when determining the number of shares that have been granted. Only awards that are cancelled, forfeited or which are paid in cash can be added back to the share reserve.

●

Dividends or dividend equivalents provided with respect to awards will be accumulated or deemed reinvested until such award is earned and vested, including the satisfaction of any service vesting conditions and any applicable performance goals.

●	The 2011 Stock Incentive Plan prohibits the use of “discounted” stock options or SARs.

●	The 2011 Stock Incentive Plan prohibits the re-pricing of stock options and SARs without stockholder approval.

●

Any awards granted under the 2011 Stock Incentive Plan are subject to forfeiture or repayment if a participant has engaged in detrimental activity (as described below). Awards may also be subject to forfeiture or repayment pursuant to the terms of any compensation recovery policy adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules issued by the SEC or the NYSE American.

RECOMMENDATION OF THE BOARD

The Board recommends a vote FOR approval of an increase in Common Stock Available for issuance under our 2011 Stock Incentive Plan.

[END OF ITEM SEVEN]

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ITEM EIGHT: TO APPROVE, ON A NON-BINDING, ADVISORY BASIS THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In addition to holding a say-on-pay advisory vote on executive compensation (see Item Nine below), we are seeking an advisory, non-binding vote regarding the frequency of future advisory say-on-pay votes as required by Section 14A of the Securities Exchange Act of 1934, as amended, known as a “say-on-frequency” advisory vote. Stockholders will be able to vote that we hold the say-on-pay advisory vote at a frequency of every year, every two years, or every three years.  The approval of this Item Eight requires the affirmative vote of a majority of the votes cast by stockholders entitled to vote.  Abstentions and broker non-votes will have no effect on the outcome of this Item Eight.

The Board recommends that the say-on-pay advisory vote should occur annually. Although the effects of any changes in compensation policies or amounts may not be entirely apparent within the space of one year, we undergo the process of evaluating our policies and setting actual compensation every year, and we value the input of stockholders into that process. We can always ask the stockholders to change the frequency in the future if it becomes apparent that an annual vote is unduly burdensome or not meaningful, or for reasons that have yet to become evident, is not in accordance with best corporate governance practices.

The frequency (one year, two years or three years) that receives the highest number of votes cast by the stockholders will be deemed the frequency for the advisory say-on-pay vote preferred by the stockholders. Because your vote is advisory, the results will not be binding upon the Board. Although not binding, the Board values the opinions of our stockholders and will review and consider the outcome of the vote, along with other relevant factors, in evaluating the frequency of future advisory votes on executive compensation.

RECOMMENDATION OF THE BOARD

The Board recommends a vote for the option of ONE YEAR for the frequency of holding future advisory votes on the compensation of the Company’s named executive officers.

[END OF ITEM EIGHT]

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ITEM NINE: TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, we are seeking an advisory, non-binding stockholder vote with respect to the compensation of our named executive officers listed in the Summary Compensation Table in the “Executive Compensation” section of this proxy statement (sometimes referred to as the “NEOs”) for the fiscal year ended June 30, 2024, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. This vote is commonly known as a “say-on-pay” advisory vote.  The approval of this Item Seven requires the affirmative vote of a majority of the votes cast by stockholders entitled to vote.  Abstentions and broker non-votes will have no effect on the outcome of this Item Seven.

The Board, consistent with the advisory vote of the stockholders at the 2019 annual meeting, has adopted an annual frequency for a say-on-pay advisory vote.

Our executive compensation program is based on pay for performance. Our NEOs are compensated based on advancing our product candidates, developing partnerships with pharmaceutical companies that add value to our product candidates, and seeking financing to support our development programs. We believe that our NEO compensation program aligns incentive compensation with the long-term interests of our stockholders. The Board encourages you to review the Executive Compensation section of this proxy statement, including the Compensation Discussion and Analysis, for additional details of our executive compensation program.

Discussions with investors who responded to our outreach efforts (and others with whom we had discussions) touched on several themes, including stockholders’ desires that a meaningful portion of long-term incentives be allocated to performance-based equity based on achieving longer-term performance goals closely linked to our business strategy. Consistent with discussions with investors both this past year and last year, changes to our executive compensation that were implemented in the last two fiscal years included a performance-based component.

We believe that NEO compensation for the fiscal year ended June 30, 2024, was effective in retaining and motivating our NEOs to work toward our annual and long-term goals, and well within the range of normal practices for companies of our size and in our industry. See “Compensation Discussion and Analysis” under the Executive Compensation section below. Our NEOs are compensated in accordance with three-year employment agreements that are designed to motivate our NEOs to achieve both annual and long-term financial, operational, and strategic objectives. See “Employment Agreements” under the Executive Compensation section below Accordingly, we ask for our stockholders to indicate their support for the compensation paid to our NEOs by voting FOR the following non-binding resolution at the meeting:

RESOLVED, that the stockholders approve the compensation of the named executive officers for the fiscal year ended June 30, 2024, listed in the Summary Compensation Table in the Executive Compensation section of the proxy statement, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.

RECOMMENDATION OF THE BOARD

The Board recommends a vote FOR the approval of the compensation of the NEOs,

as stated in the above non-binding resolution.

[END OF ITEM NINE]

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following compensation discussion and analysis contains statements regarding future individual and corporate performance targets and goals. These targets and goals are disclosed and discussed in the context of Palatin’s compensation programs and should not be understood to be statements of management’s expectations or guidance.

This Compensation Discussion and Analysis describes the compensation program for our NEOs. During fiscal 2024, our NEOs were:

●	Carl Spana, Ph.D., our President and Chief Executive Officer (our “CEO”); and

●	Stephen T. Wills, our Chief Financial Officer and Chief Operating Officer (our “CFO/COO”).

The material elements of our executive compensation program during fiscal 2024 are also described in this Compensation Discussion and Analysis, as well as an overview of our executive compensation philosophy and our related policies and practices.

Our Company

We are a biopharmaceutical company developing first-in-class medicines based on molecules that modulate the activity of the melanocortin peptide receptor systems. Our product candidates are targeted, receptor-specific therapeutics for the treatment of diseases with significant unmet medical need and commercial potential.

Melanocortin Receptor System. The melanocortin receptor (“MCr”) system has effects on food intake, metabolism, sexual function, inflammation, and immune system responses. There are five melanocortin receptors, MC1r through MC5r. Modulation of these receptors, through use of receptor-specific agonists, which activate receptor function, or receptor-specific antagonists, which block receptor function, can have significant pharmacological effects.

Our prior commercial product, Vyleesi®, was approved by the U.S. Food and Drug Administration (“FDA”) in June 2019 and was being marketed in the United States by AMAG Pharmaceuticals, Inc. (“AMAG”) for the treatment of hypoactive sexual desire disorder (“HSDD”) in premenopausal women pursuant to a license agreement between them for Vyleesi for North America, which was entered into on January 8, 2017 (the “AMAG License Agreement”). The AMAG License Agreement was terminated effective July 24, 2020, and we commenced marketing Vyleesi in North America. As disclosed in Note 5 to the Consolidated Financial Statements, effective December 19, 2023, Cosette acquired all rights to Vyleesi.

Our new product development activities focus on obesity, including co-administration of bremelanotide with tirzepatide, a GLP-1 agonist for treatment of obesity, which has completed Phase 2 in the fourth quarter of calendar year 2024, with topline results expected in the first quarter of calendar year 2025 announced in March 2025, in which co-administration demonstrated an increased weight loss over tirzepatide alone; and secondarily on ocular indications, including PL9643, an ophthalmic peptide solution for dry eye disease (“DED”), which completed Phase 3 clinical trials and announced top line results from the first Phase 3 clinical trial in the first quarter of calendar year 2024; ulcerative colitis, including PL8177, an oral peptide formulation, which entered Phase 2 ulcerative colitis clinical trials in the third quarter of calendar year 2022 and announced topline results in March 2025, with one-third of patients dosed with PL8177 achieving clinical remission while the placebo group saw no clinical remission is expected to report topline results later this quarter. We are actively engaged in discussions with potential partners and licensees that have the financial and operational resources to progress our products for ocular conditions through development, approval and commercialization.

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Pipeline Overview

The following chart illustrates the status of our drug development programs.

Our Strategy

Key elements of our business strategy include:

●	Maintaining a team to create, develop and commercialize MCr products addressing unmet medical needs;

●

Entering into strategic alliances and partnerships with pharmaceutical companies to facilitate the development, manufacture, marketing, sale, and distribution of product candidates that we are developing;

●

Partially funding our product development programs with the cash flow generated from the sale of Vyleesi to Cosette and existing license agreements, as well as any future research, collaboration, or license agreements; and

●	Completing development and seeking regulatory approval of certain of our other product candidates.

Financial Highlights

●

Revenue – Generated revenue (net product revenue and licensing and contract revenue) of $4,490,090 for fiscal 2024, compared to revenue of $4,853,678 for the fiscal year ended June 30, 2023 (“fiscal 2023”).

●	Net Loss – Reported net loss of $(29.7) million for fiscal 2024, compared to net loss of $(24.0) million for fiscal 2023.

●	Net Loss Per Share – Recorded net loss per share (basic and diluted) of $(2.02) for fiscal 2024, compared to net loss per share (basic and diluted) of $(2.21) for fiscal 2023.

●	Cash at End of Fiscal 2024 – Cash and cash equivalents were $9.5 million at June 30, 2024, compared to $8.0 million at June 30, 2023.

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Executive Compensation Highlights

Advisory Vote to Approve Named Executive Officer Compensation. At our last annual meeting of stockholders in June 2024, our non-binding stockholder advisory vote to approve the compensation of our NEOs (commonly known as a “Say-on-Pay” vote) was supported by approximately 58% of the votes cast for or against advisory approval. We continue to evaluate our executive compensation program and solicit input from our largest investors. Following is a summary of our current compensation practices and policies.

●

Stockholder Engagement. We attend investor conferences in the biotechnology and pharmaceutical industries and meet with our institutional and other investors at those conferences. We also held teleconference meetings, led by our Chief Financial Officer, with stockholders seeking to engage with us. We intend to continue engaging with our stockholders on a regular basis. Elements of our executive compensation program which we have addressed over the past several years are disclosed below.

WHAT WE HEARD	OUR RESPONSE
We would like more disclosure, and more accessible disclosure, on compensation practices.

We have revised our proxy disclosure and included more disclosure on what we have done and how our compensation process works. We have expanded disclosure on the work of our independent compensation advisor.

We would like increased disclosure on metrics used for bonuses and incentive compensation.

We have increased our disclosure. Annual bonuses are tied to specific performance metrics for the fiscal year, such as advancing clinical and regulatory development of our product candidates, entering into licensing and related agreements, and our financial condition.

We would like at least half of long-term incentives to be performance-based.	We structured the 2024 long-term incentive program so that half of the awards were subject to the achievement of pre-established performance goals.
A formal “clawback” policy should be adopted.

We adopted a compensation recovery policy (i.e., clawback policy), which requires Palatin to recover certain incentive compensation should the Board determine that compensation paid to NEOs resulted from material noncompliance with financial reporting requirements under federal securities law. Our compensation recovery policy is available on our website at www.palatin.com/about/corporate-governance/.

Elimination of “golden parachute” gross-up provisions in NEO employment agreements.

Prior to July 1, 2019, our employment agreements for the NEOs provided that they were entitled to a tax gross-up for any golden parachute excise tax imposed on payments received in connection with a change in control. Most investors disfavor this type of tax gross-up benefit. In response to stockholder feedback, effective with new employment agreements for our NEOs commencing July 1, 2019, we removed all golden parachute excise tax gross-up provisions. As a result, the company no longer provides tax gross-ups for NEOs or any other employees in the event they are subject to golden parachute excise taxes on payments received in connection with a change in control.

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●

Compensation at Risk. Our executive compensation program is designed so that a significant portion of compensation is “at risk” based on our performance, as well as short-term cash and long-term equity incentives to align the interests of our executive officers and stockholders. Long-term equity incentives will be no less than base salaries, with at least half of long-term equity incentives being performance-based.

●

Use a Pay-for-Performance Philosophy. The compensation committee employs a mixture of compensation elements designed to balance short-term goals with longer-term performance. Our executive compensation program includes these principal elements:

o	Base salary, which targets the comparable position median salary for our peer group;
o	An annual incentive compensation opportunity, with a target bonus payout, effective for fiscal 2023, of no less than 60% of base salary; and
o

A long-term incentive program consisting of stock option and restricted stock unit awards. In fiscal 2024, approximately 50% of all long-term incentive awards were performance-based, with 50% of stock options and 50% of restricted share units performance-based, and the balance time-based.

The compensation committee and Board also reviewed our existing compensation practices, and intend to continue the following policies and practices:

●	Maintain an Independent Compensation Committee. The compensation committee consists entirely of independent directors.

●

Annual Executive Compensation Review. The compensation committee conducts an annual review and approval of our compensation strategy, utilizing an independent compensation advisor at least every other year. This review, including a peer group review, is intended to ensure that our compensation programs appropriately reward corporate growth without encouraging excessive or inappropriate risk-taking.

●

“Double Trigger” Feature for Acceleration of CEO and CFO/COO Equity Awards. Under employment agreements with our NEOs, outstanding equity awards granted to our NEOs provide that, upon a change in control of Palatin, the vesting of such awards will accelerate only in the event of a subsequent involuntary termination of employment (a “double-trigger” provision).

●

No Stock Option Re-pricing. Our 2011 Stock Incentive Plan does not permit options to purchase shares of our Common Stock to be repriced to a lower exercise or strike price without the approval of our stockholders.

●

No Dividends or Dividend Equivalents Payable on Unvested or Undelivered Equity Awards. Under our restricted share unit agreements, we do not pay dividends or dividend equivalents on unvested RSU awards or vested RSU awards subject to delayed delivery.

●

No Executive Retirement Plans. We do not offer pension arrangements or retirement plans or arrangements to our executive officers that are different from or in addition to those offered to our other employees.

●

No Special Welfare or Health Benefits. Our executive officers participate in broad-based Company-sponsored health and welfare benefit programs on the same basis as our other full-time, salaried employees.

●

Anti-Hedging Policy. Under our Insider Trading and Securities Law Compliance Policy, employees, directors, and officers may not engage in hedging, monetization or pledging transactions of our securities.

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Independent Compensation Advisor - The compensation committee engaged Aon Consulting, Inc. through its Aon Rewards Solutions division (“Aon Rewards”), a nationally recognized global human resources consulting firm, as its independent compensation advisor for fiscal 2023 and fiscal 2024. Aon Rewards principally provided analysis, advice, and recommendations on named executive officers and non-employee director compensation. Our compensation peer group for named executive officer awards made in June 2023 was designed to reflect the industry and sector in which Palatin competes, as well as companies comparable to Palatin in terms of company life cycle, phase of development of potential products, market capitalization and talent market, and consists of:

AcelRx Pharmaceuticals, Inc.	Kala Pharmaceuticals, Inc.
AIM ImmunoTech, Inc.	Kezar Life Sciences, Inc.
Aldeyra Therapeutics, Inc.	MEI Pharma, Inc.
Aptevo Therapeutics, Inc.	MeiraGTx Holdings plc
Athersys, Inc.	Paratek Pharmaceuticals, Inc.
Clearside Biomedical, Inc.	Savara Inc.
Cumberland Pharmaceuticals, Inc.	Verastem, Inc.
Eton Pharmaceuticals, Inc.

We have determined to conduct a compensation peer group analysis every two years and anticipate that an independent compensation advisor will utilize a revised compensation peer group for awards to be made in June 2025 for the fiscal year ending June 30, 2026, including utilization of a compensation peer group.

●

Compensation at Risk. Our executive compensation program is designed so that a significant portion of compensation is “at risk” based on our performance, as well as short-term cash and long-term equity incentives to align the interests of our executive officers and stockholders. Long-term equity incentives will be no less than base salaries, with at least half of long-term equity incentives being performance-based.

●

Use a Pay-for-Performance Philosophy. The compensation committee employs a mixture of compensation elements designed to balance short-term goals with longer-term performance. Our executive compensation program includes these principal elements:

o	Base salary, which targets the comparable position median salary for our peer group;

o	An annual incentive compensation opportunity, with a target bonus payout of no less than 60% of base salary, depending on performance; and

o

A long-term incentive program consisting of stock option and restricted stock unit awards. In fiscal 2023, approximately 50% of all long-term incentive awards were allocated to performance-based stock options and performance-based restricted share units.

●

Maintain a Stock Ownership Policy. We adopted a stock ownership policy effective April 1, 2019, that requires our named executive officers, as well as our Board members, to maintain a minimum ownership level of our common stock. As of June 30, 2024, the most recent “Determination Date” under the stock ownership policy, all Board members met the target ownership level of shares of at least two times the annual retainer for Board members. The named executive officers met the target ownership levels because they had met the policy guidelines previously, and no recalculation was required under the policy. Our stock ownership policy, which is on our website at www.palatin.com/investors/corporate-governance/, provides that if covered individuals meet the minimum ownership level of our common stock, a decrease in share price or increase in salary will not result in recalculation of the number of shares needed to satisfy the stock ownership policy unless the covered individual’s actual ownership levels drop below the number of shares required as of the Determination Date that he or she first satisfied the guidelines. The current named executive officers met the target ownership levels of shares as of June 30, 2022 and at all prior Determination Dates. In addition, certain time-based and performance-based restricted stock unit awards contain deferred delivery provisions providing for delivery of the common stock after the grantee’s separation from service or a defined change in control.

●

Maintain a Clawback Policy. We have adopted a clawback policy allowing Palatin to recover related compensation should the Board determine that compensation paid to named executive officers resulted from material noncompliance with financial reporting requirements under federal securities law. Our clawback policy is on our website at www.palatin.com/investors/corporate-governance/.

●	Maintain an Independent Compensation Committee. The compensation committee consists entirely of independent directors.

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●

Annual Executive Compensation Review. The compensation committee conducts an annual review and approval of our compensation strategy, utilizing an independent compensation advisor. This review, including a peer group review, is intended to ensure that our compensation programs appropriately reward corporate growth without encouraging excessive or inappropriate risk-taking.

●

“Double Trigger” Feature for Acceleration of CEO and CFO/COO Equity Awards. Under employment agreements with our named executive officers, outstanding equity awards granted to our named executive officers provide that, upon a change in control of Palatin, the vesting of such awards will accelerate only in the event of a subsequent involuntary termination of employment (a “double-trigger” provision).

●

No Excise Tax Gross-Ups. Prior to July 1, 2019, our employment agreements for the named executive officers provided that they were entitled to a tax gross-up for any golden parachute excise tax imposed on payments received in connection with a change in control. Most investors disfavor this type of tax gross-up benefit. In response to stockholder feedback, effective with new employment agreements for our named executive officers commencing July 1, 2019, we removed all golden parachute excise tax gross-up provisions. As a result, the Company no longer provides tax gross-ups for named executive officers or any other employees in the event they are subject to golden parachute excise taxes on payments received in connection with a change in control.

●

No Stock Option Re-pricing. Our 2011 Stock Incentive Plan does not permit options to purchase shares of our common stock to be repriced to a lower exercise or strike price without the approval of our stockholders.

●

No Dividends or Dividend Equivalents Payable on Unvested or Undelivered Equity Awards. Under our restricted share unit agreements, we do not pay dividends or dividend equivalents on unvested restricted stock unit awards or vested restricted stock unit awards subject to delayed delivery.

●

No Executive Retirement Plans. We do not offer pension arrangements or retirement plans or arrangements to our executive officers that are different from or in addition to those offered to our other employees.

●

No Special Welfare or Health Benefits. Our executive officers participate in broad-based Company-sponsored health and welfare benefit programs on the same basis as our other full-time, salaried employees.

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EXECUTIVE OFFICERS

Executive officers are appointed by the Board and serve at the discretion of the Board. Each officer holds his position until his successor is appointed and qualified. The current executive officers hold office under employment agreements.

Name	Age	Position with Palatin
Carl Spana, Ph.D.	62	Chief Executive Officer, President and Director
Stephen T. Wills, MST, CPA	68	Chief Financial Officer, Chief Operating Officer, Executive Vice President, Secretary and Treasurer

Additional information about Dr. Spana is included above under the heading “Item One: Election of Directors.”

STEPHEN T. WILLS, age 68, CPA, MST, currently serves as the Chief Financial Officer (since 1997), Chief Operating Officer (since 2011), Treasurer and Secretary of  Palatin.

Mr. Wills has served on the board of directors of MediWound Ltd. (Nasdaq: MDWD), a biopharmaceutical company focused on treatment in the fields of severe burns, chronic and other hard to heal wounds, since April 2017, and as chairperson from October 2017 until August 2022, and is the chair of the audit committee and a member of the compensation committee. Mr. Wills has served on the board of directors of Enzon Pharmaceuticals (OTC: ENZN), positioned as a public company acquisition vehicle, since January 2025. Mr. Wills served on the board of directors of Gamida Cell Ltd., a cellular and immune therapeutics company, and as chair of the audit committee and a member of the compensation committee, from March 2019 through June 2024, when Gamida was acquired by Highbridge Capital Management. Mr. Wills served as the Chief Financial Officer of Cactus Acquisition Corp, a Special Purpose Acquisition Company (SPAC), from November 2021 until March 2024, when a new sponsor acquired majority ownership.   Mr. Wills served on the board of directors of Amryt Pharma Plc, a biopharmaceutical company focused on developing and delivering treatments to help improve the lives of patients with rare and orphan diseases, and as chair of the audit committee and a member of the compensation committee, from September 2019 through April 2023, when Amryt was acquired by Chiesi Farmaceutici.

Mr. Wills served on the board of trustees and executive committee of The Hun School of Princeton, a college preparatory day and boarding school, June 2014 to June 2023, and as its chairperson from June 2018 to June 2023. Mr. Wills served on the board of directors of Caliper Corporation, a psychological assessment and talent development company, since March 2016, and as chairperson from December 2016 to December 2019, when PSI Corporation (Talogy) acquired Caliper. Mr. Wills served as executive chairperson and interim principal executive officer of Derma Sciences, Inc., a provider of advanced wound care products, from December 2015 to February 2017, when Derma Sciences was acquired by Integra Lifesciences (Nasdaq: IART). Previously, Mr. Wills served on the board of directors of Derma Sciences as the lead director and chair of the audit committee from June 2000 to December 2015 and served as the Chief Financial Officer of Derma Sciences from 1997 to 2000. Mr. Wills served as the President and Chief Operating Officer of Wills, Owens & Baker, P.C., a public accounting firm, from 1991 to 2000.

Mr. Wills, a certified public accountant, earned his Bachelor of Science in accounting from West Chester University, and a Master of Science in taxation from Temple University.

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Fiscal 2024 Summary Compensation Table

The following table summarizes the compensation earned by or paid to our principal executive officer and our principal financial officer, who constitute all of our executive officers, for fiscal 2024 and fiscal 2023. We have no defined benefit or actuarial pension plan, and no deferred compensation plan.

Name and Principal Position	Fiscal Year	Salary ($)	Stock awards(1) ($)	Option awards(1) ($)	Nonequity incentive plan compensation(2) ($)		All other compensation(3) ($)	Total ($)
Carl Spana, Ph.D.,	2024	700,000	195,400	178,700	357,000		17,250	1,448,350
Chief Executive Officer and President	2023	700,000	170,500	154,300	262,500	(4)	16,500	1,303,800
Stephen T. Wills, MST, CPA,	2024	650,000	170,700	155,800	431,500		16,644	1,424,644
Chief Financial Officer, Chief Operating Officer and Executive Vice President	2023	650,000	148,500	134,100	243,800	(4)	16,750	1,193,150

(1)

Amounts in these columns represent the aggregate grant date fair value for stock awards and option awards computed using the Black-Scholes model. The aggregate fair value of the performance-based restricted stock units and performance-based stock options granted in fiscal 2024 was as follows: for Dr. Spana, $50,800 for performance-based restricted stock units and $34,200 for performance-based stock options; and for Mr. Wills, $44,400 for performance-based restricted stock units and $29,700 for performance-based stock options. The aggregate fair value of the performance-based restricted stock units and performance-based stock options granted in fiscal 2023 was as follows: for Dr. Spana, $25,900 for performance-based restricted stock units and $9,700 for performance-based stock options; and for Mr. Wills, $22,600 for performance-based restricted stock units and $8,400 for performance-based stock options. For a description of the assumptions we used to calculate these amounts, see Note 15 to the consolidated financial statements included in this Annual Report.

(2)	Annual incentive and merit amounts.
(3)	Consists of matching contributions to 401(k) plan.
(4)	Bonus amounts for fiscal years 2023 and 2024 paid after fiscal year end but accrued as of June 30.

Base Salary

The salary for each named executive officer is based, among other factors, upon job responsibilities, level of experience, individual performance, comparisons to the salaries of executives in similar positions obtained from market surveys, and internal comparisons. The compensation committee considers changes in the base salaries of our named executive officers annually. Effective July 1, 2024, the compensation committee approved increases in base salaries to $721,000 for Dr. Spana and $670,000 for Mr. Wills.

Annual Incentive Program

We provide annual incentive opportunities to our named executive officers to promote the achievement of annual performance objectives. Each year, the compensation committee establishes the target annual incentive opportunity for each named executive officer, which is based on a percentage of his base salary.

The fiscal 2024 annual incentive bonus for the named executive officers was determined based on corporate performance and individual achievements and performance, as warranted. In determining the annual incentive bonus opportunity for executives, the executive’s annual base salary is multiplied by the target bonus percentage. The resulting amount is then multiplied by the corporate performance percentage approved by the compensation committee, which is dependent on the achievement of corporate performance goals, and also potentially adjusted upwards or downwards for individual executives based on their individual contribution toward the corporate results during the relevant year. The corporate objectives are established so that target attainment is not assured. Instead, our executives are required to demonstrate significant effort, dedication, and achievement to attain payment for performance at target or above.

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The following table briefly describes each category of corporate objectives, the relative weighting of each objective, and the related achievement level for fiscal 2024:

Corporate Objectives Related to:	Weight	Achievement Level	Discretionary Adjustments	Total Weighted Achievement
Vyleesi (bremelanotide) SF Program	30.0%	75.0%	12.5%	35.0%
Vyleesi Obesity Program	5.0%	50.0%	0.0%	2.5%

Anti-Inflammatory Programs	25.0%	40.0%	0.0%	10.0%
Ocular Programs	25.0%	70.0%	5.0%	22.5%
Other Corporate	15.0%	100.0%	0.0%	15.0%
Total Payout				85.0%

For fiscal 2024, the compensation committee determined that our named executive officers achieved 85.0% of their target objectives. As a result, each named executive officer received a payout under the 2024 annual incentive program equal to 85.0% of his target annual incentive opportunity, or $357,000 for Dr. Spana and $331,500 for Mr. Wills (subject to rounding conventions). In addition to his annual incentive, the compensation committee also awarded Mr. Wills a $100,000 cash bonus in fiscal 2024 pursuant to his efforts in the sale of Vyleesi to Cosette Pharmaceuticals, Inc.

Long-Term Incentive Program

The total direct compensation levels for our named executive officers are heavily weighted to long-term incentive opportunities. This structure is intended to align executives’ interests with those of our stockholders, enhance our retention incentives and focus our executives on delivering sustainable performance over the longer term.

The design of this program has evolved over the past several years to reflect core performance metrics and an incentive structure the compensation committee believes is necessary to drive our long-term success and that reflects feedback received from investors during our stockholder engagement process.

Each year, the compensation committee establishes the target long-term incentive opportunity for each named executive officer, which is based on a percentage of his base salary. For both fiscal 2024 and fiscal 2023, the target long-term incentive opportunity for each named executive officer equaled 250% of base salary for Dr. Spana and 235% of base salary for Mr. Wills, however for fiscal 2023 and 2024, to conserve the number of available shares under the plan, the target long-term incentive opportunity for each named executive officer was reduced to 33% of target, or 83% of base salary for Dr. Spana and 78% of base salary for Mr. Wills.

On June 4, 2024, as part of our fiscal 2025 long-term incentive program, we granted 79,000 time-based restricted stock units and 79,000 performance-based restricted stock units to Dr. Spana, and 69,000 time-based restricted stock units and 69,000 performance-based restricted stock units to Mr. Wills. The time-based restricted stock units vest as to 25% of the number of shares granted at each anniversary of the date of grant. The performance-based restricted stock units vest on annual performance criteria relating to corporate objectives, including stock appreciation, advancement of development programs, and licensing of Vyleesi in additional countries or regions. The grants were subject to certification by the Chief Financial Officer that the Company’s stockholders had increased the shares reserved under the 2011 Stock Incentive Plan, and that there were no impediments to the grant of the restricted stock units. The required certification was made on July 15, 2024.

On June 4, 2024, we granted 113,500 time-based stock options to Dr. Spana and 99,000 time-based stock options to Mr. Wills, which vest as to 25% of the number of shares granted on each anniversary of the date of grant. Additionally on June 4, 2024, we granted 113,500 performance-based stock options to Dr. Spana and 99,000 performance-based stock options to Mr. Wills which vest based on annual performance criteria relating to corporate objectives, including stock appreciation and advancement of development programs. The options have an exercise price of $1.83, the fair market value of the common stock on the date of grant, and they expire on June 4, 2034. The grants were subject to certification by the Chief Financial Officer that the Company’s stockholders had increased the shares reserved under the 2011 Stock Incentive Plan, and that there were no impediments to the grant of the options. The required certification was made on July 15, 2024.

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On June 20, 2023, as part of our fiscal 2024 long-term incentive program, we granted 66,000 time-based restricted stock units and 66,000 performance-based restricted stock units to Dr. Spana, and 57,500 time-based restricted stock units and 57,500 performance-based restricted stock units to Mr. Wills. The time-based restricted stock units vest as to 25% of the number of shares granted at each anniversary of the date of grant. The performance-based restricted stock units vest on annual performance criteria relating to corporate objectives, including stock appreciation, advancement of development programs, and licensing of Vyleesi in additional countries or regions.

On June 20, 2023, we granted 103,500 time-based stock options to Dr. Spana and 90,000 time-based stock options to Mr. Wills, which vest as to 25% of the number of shares granted on each anniversary of the date of grant. Additionally on June 20, 2023, we granted 103,500 performance-based stock options to Dr. Spana and 90,000 performance-based stock options to Mr. Wills which vest based on annual performance criteria relating to corporate objectives, including stock appreciation, advancement of development programs, and licensing of Vyleesi in additional countries or regions. The options have an exercise price of $2.19, the fair market value of the common stock on the business day immediately preceding the date of grant, and they expire on June 20, 2033.

Name and Principal Position	Fiscal Year	Time-based stock awards (RSUs)	Performance-based stock awards (RSUs)	Time-based option awards	Performance-based option awards
Carl Spana, Ph.D., Chief Executive Officer and	2024	79,000	79,000	113,500	113,500
President	2023	66,000	66,000	103,500	103,500
Stephen T. Wills, MST, CPA, Chief Financial Officer	2024	69,000	69,000	99,000	99,000
Chief Operating Officer and Executive Vice President	2023	57,500	57,500	90,000	90,000

Employment Agreements

Effective July 1, 2022, we entered into employment agreements with Dr. Spana and Mr. Wills which continue through June 30, 2025 unless terminated earlier. Under these agreements Dr. Spana is serving as Chief Executive Officer and President at an initial base salary of $700,000 per year and Mr. Wills is serving as Chief Financial Officer and Chief Operating Officer at an initial base salary of $650,000 per year. Each agreement also provides for:

●	annual discretionary bonus compensation, in an amount to be decided by the compensation committee and approved by the Board, based on achievement of yearly performance objectives; and

●	participation in all benefit programs that we establish, to the extent the executive’s position, tenure, salary, age, health and other qualifications make him eligible to participate.

Each agreement allows us or the executive to terminate the agreement upon written notice and contains other provisions for termination by us for “cause,” or by the employee for “good reason” or due to a “change in control” (as these terms are defined in the employment agreements and set forth below). Early termination may, in some circumstances, result in severance pay at the salary then in effect, plus continuation of medical and dental benefits then in effect for a period of two years. In addition, the agreements provide that options and restricted stock units granted to these officers accelerate upon termination of employment except for voluntary resignation by the officer or termination for cause. In the event of retirement, termination by the officer for good reason, or termination by us other than for “cause”, options may be exercised until the earlier of twenty-four months following termination or expiration of the option term. Arrangements with our named executive officers in connection with a termination following a change in control are described below. Each agreement includes non-competition, non-solicitation and confidentiality covenants.

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Outstanding Equity Awards at 2024 Fiscal-Year End

The following table summarizes all of the outstanding equity-based awards granted to our NEOs as of June 30, 2024, the end of our fiscal year.

	OPTION AWARDS (1)						STOCK AWARDS (2)
NAME	OPTION OR STOCK AWARD GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	EQUITY INCENTIVE PLAN AWARD: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($) (3)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNIT OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(3)
Carl Spana	06/20/17	37,520	-	-	9.25	06/20/27
	06/16/20	42,860	-	-	14.50	06/16/30
	06/16/20	40,466	-	-	14.50	06/16/30
	06/22/21	34,500	11,500	-	13.75	06/22/31
	06/22/21	31,966	-	14,034	13.75	06/22/31
	06/22/22	13,540	13,540	-	7.25	06/22/32
	06/22/22	12,143	-	14,937	7.25	06/22/32
	06/20/23	25,875	77,625	-	2.19	06/20/33
	06/20/23	21,993	-	81,507	2.19	06/20/33
	06/04/24	-	113,500	-	1.83	06/04/34
	06/04/24	-	-	113,500	1.83	06/04/34
	06/22/21						7,045	13,738	5,547	10,817
	06/22/22						9,100	17,745	10,038	19,574
	06/20/23						49,500	96,525	51,975	101,351
	06/04/24						79,000	154,050	79,000	154,050
	Total Stock Awards						144,645	282,058	146,560	285,792
Stephen T. Wills	06/20/17	34,360	-	-	9.25	06/20/27
	06/16/20	36,920	-	-	14.50	06/16/30
	06/16/20	34,858	-	-	14.50	06/16/30
	06/22/21	29,820	9,940	-	13.75	06/22/31
	06/22/21	27,630	-	12,130	13.75	06/22/31
	06/22/22	11,750	11,750	-	7.25	06/22/32
	06/22/22	10,538	-	12,962	7.25	06/22/32
	06/20/23	22,500	67,500	-	2.19	06/20/33
	06/20/23	19,125	-	70,875	2.19	06/20/33
	06/04/24	-	99,000	-	1.83	06/04/34
	06/04/24	-	-	99,000	1.83	06/04/34
	06/22/21						6,090	11,875	4,992	9,734
	06/22/22						7,900	15,405	8,715	16,995
	06/20/23						43,125	48,094	45,282	88,300
	06/04/24						69,000	134,550	69,000	134,550
	Total Stock Awards						126,115	245,924	127,989	249,579

(1)

Stock option vesting schedules: all options granted before June 22, 2021 have fully vested. Options granted on or after June 20, 2018 vest over four years with 1/4 of the shares vesting per year starting on the first anniversary of the grant date, provided that the named executive officer remains an employee; see “Termination and Change-In-Control Arrangements” below for a description of events that could accelerate vesting, except for performance-based options granted on June 22, 2021, June 22, 2022, June 20, 2023 and June 4, 2024, which vest according to the terms of the grants.

(2)

Time-based stock award vesting schedule: restricted stock units granted on June 22, 2021 as to 28,180 shares for Dr. Spana and 24,360 shares for Mr. Wills; restricted stock units granted on June 22, 2022 as to 18,200 shares to Dr. Spana and 15,800 shares for Mr. Wills; restricted stock units granted on June 20, 2023 as to 66,000 shares for Dr. Spana and 57,500 shares for Mr. Wills and restricted stock units granted on June 4, 2024 as to 79,000 shares for Dr. Spana and 69,000 shares for Mr. Wills, which vest in equal amounts over a four year period, provided that the named executive officer remains an employee. Both time-based and performance-based restricted stock unit awards prior to fiscal 2019 contain deferred delivery provisions providing for delivery of the common stock after the grantee’s separation from service or a defined change in control. See “Stock Options and Restricted Stock Unit Awards” above and “Termination and Change-In-Control Arrangements” below.

(3)	Calculated by multiplying the number of restricted stock units by $1.95, the closing market price of our common stock on June 28, 2024, the last trading day of our most recently completed fiscal year.

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Pay Versus Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid to our CEO and our CFO and certain financial performance of the Company for each of the Fiscal Years ended June 30, 2022, 2023 and 2024.

Fiscal Year	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO	Summary Compensation Table Total for CFO	Compensation Actually Paid to CFO	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Loss
2024	$1,448,350	$1,084,745	$1,424,644	$1,082,200	$45.16	$29,700,000
2023	$1,303,800	$361,500	$1,193,150	$873,702	$13.94	$27,500,000
2022	$1,362,290	$687,742	$1,234,980	$898,264	$13.94	$36,200,000

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Compensation actually paid to our CEO represents the total compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

Adjustments to Determine Compensation “Actually Paid” to Our CEO	2024	2023	2022
Total Compensation in the Summary Compensation Table	$1,448,350	$1,303,800	$1,362,290
Deduction for Amounts Reported Under the “Stock Awards” Column in the Summary Compensation Table	(195,100)	(170,500)	(149,942)
Deduction for Amounts Reported Under the “Option Awards” Column in the Summary Compensation Table	(178,700)	(154,300)	(269,098)
Deduction for Amounts Reported Under the “All Other Compensation” Column in the Summary Compensation Table	(17,250)	(16,500)	(15,250)
Increase for Fair Value of Awards Granted During Fiscal Year that Remain Unvested as of Year End, Determined as of Applicable Fiscal Year End	154,050	138,600	127,582
Increase for Fair Value of Awards Granted During Fiscal Year that Vested During Applicable Fiscal Year, Determined as of Vesting Date	—	—	—
Increase/Deduction for Awards Granted During Prior Fiscal Year, with Market Condition for Vesting, that Were Outstanding and Unvested as of Applicable Fiscal Year End	—	—	—
Increase/Deduction for Awards Granted During Prior Fiscal Year that Were Outstanding and Unvested as of Applicable Fiscal Year End	(106,889)	(727,398)	(323,369)
Difference in Fair Values Between Prior Year End Fair Value and Vest Date Fair Values for Awards Granted in Prior Year	(19,716)	(12,202)	(44,471)
Total Adjustments	(363,605)	(942,300)	(674,548)
Compensation Actually Paid to the CEO	$1,084,745	$361,500	$687,742

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Compensation actually paid to our CFO represents the total compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

Adjustments to Determine Compensation “Actually Paid” to Our CEO	2024	2023	2022
Total Compensation in the Summary Compensation Table	$1,424,644	$1,193,150	$1,234,980
Deduction for Amounts Reported Under the “Stock Awards” Column in the Summary Compensation Table	(170,000)	(148,500)	(131,356)
Deduction for Amounts Reported Under the “Option Awards” Column in the Summary Compensation Table	(155,800)	(134,100)	(233,050)
Deduction for Amounts Reported Under the “All Other Compensation” Column in the Summary Compensation Table	(16,644)	(16,750)	(15,074)
Increase for Fair Value of Awards Granted During Fiscal Year that Remain Unvested as of Year End, Determined as of Applicable Fiscal Year End	134,550	120,750	110,758
Increase for Fair Value of Awards Granted During Fiscal Year that Vested During Applicable Fiscal Year, Determined as of Vesting Date	—	—	—
Increase/Deduction for Awards Granted During Prior Fiscal Year, with Market Condition for Vesting, that Were Outstanding and Unvested as of Applicable Fiscal Year End	—	—	—
Increase/Deduction for Awards Granted During Prior Fiscal Year that Were Outstanding and Unvested as of Applicable Fiscal Year End	(117,450)	(123,904)	(279,413)
Difference in Fair Values Between Prior Year End Fair Value and Vest Date Fair Values for Awards Granted in Prior Year	(17,100)	(16,944)	(51,290)
Total Adjustments	(342,444)	(319,448)	(336,716)
Compensation Actually Paid to the CEO	$1,082,200	$873,702	$898,264

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Termination and Change-In-Control Arrangements

The employment agreements, stock option agreements and restricted stock unit agreements with Dr. Spana and Mr. Wills contain the following provisions concerning severance compensation and the vesting of stock options and restricted stock units upon termination of employment or upon a change in control. The executive’s entitlement to severance, payment of health benefits and accelerated vesting of options is contingent on the executive executing a general release of claims against us.

Termination Without Severance Compensation. Regardless of whether there has been a change in control, if we terminate employment for cause or the executive terminates employment without good reason (as those terms are defined in the employment agreement and set forth below), then the executive will receive only his accrued salary and vacation benefits through the date of termination. He may also elect to receive medical and dental benefits pursuant to COBRA for up to two years but must remit the cost of coverage to us. Under the terms of our outstanding options and restricted stock units, all unvested options and restricted stock units would terminate immediately, and vested options would be exercisable for three months after termination.

Severance Compensation After Death or Disability. In the event of the executive’s death or disability, we will provide lump sum severance pay equal to 24 months of base pay, as well as the opportunity for COBRA benefits as described above under “Termination Without Severance Compensation.”

Severance Compensation Without a Change in Control. If we terminate or fail to extend the employment agreement without cause, or the executive terminates employment with good reason, then the executive will receive as severance pay his salary then in effect, paid in a lump sum, plus medical and dental benefits at our expense, for a period of two years after the termination date. In addition, upon such event all unvested options would immediately vest and be exercisable for two years after the termination date or, if earlier, the expiration of the option term, and all unvested restricted stock units would accelerate and become fully vested.

Severance Compensation After a Change in Control. If, within one year after a change in control, we terminate employment or the executive terminates employment with good reason, then the executive will receive as severance pay 200% of his salary then in effect, paid in a lump sum, plus medical and dental benefits at our expense, for a period of two years after the termination date. We would also reimburse the executive for up to $25,000 in fees and expenses during the six months following termination, for locating employment. All unvested options would immediately vest and be exercisable for two years after the termination date or, if earlier, the expiration of the option term. All unvested restricted stock units would vest upon a change in control, without regard to whether the executive’s employment is terminated.

Option and Restricted Stock Unit Vesting Upon a Change in Control. Pursuant to the employment agreements, options and restricted stock units granted under the 2011 Stock Incentive Plan vest upon termination of the employee within twelve months following a change in control. If any options granted under the 2005 Stock Plan are to be terminated in connection with a change in control, those options will vest in full immediately before the change in control.

Definitions. Under the employment agreements, a “change in control,” “cause” and “good reason” are defined as follows:

A “change in control” occurs when:

(a)	any person or entity acquires more than 50% of the voting power of our outstanding securities;

(b)	the individuals who, during any twelve-month period, constitute our Board cease to constitute at least a majority of the Board;

(c)	the consummation of a merger or consolidation; or

(d)	we sell substantially all our assets.

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The term “cause” means:

(a)

the occurrence of (i) the executive’s material breach of, or habitual neglect or failure to perform the material duties which he is required to perform under, the terms of his employment agreement; (ii) the executive’s material failure to follow the reasonable directives or policies established by or at the direction of our Board; or (iii) the executive’s engaging in conduct that is materially detrimental to our interests such that we sustain a material loss or injury as a result thereof, provided that the breach or failure of performance is not cured, to the extent cure is possible, within ten days of the delivery to the executive of written notice thereof;

(b)	the willful breach by the executive of his obligations to us with respect to confidentiality, invention and non-disclosure, non-competition or non-solicitation; or

(c)	the conviction of the executive of, or the entry of a pleading of guilty or nolo contendere by the executive to, any crime involving moral turpitude or any felony.

The term “good reason” means the occurrence of any of the following, with our failure to cure such circumstances within 30 days of the delivery to us of written notice by the executive of such circumstances:

(a)

any material adverse change in the executive’s duties, authority or responsibilities, which causes the executive’s position with us to become of significantly less responsibility, or assignment of duties and responsibilities inconsistent with the executive’s position;

(b)	a material reduction in the executive’s salary;

(c)

our failure to continue in effect any material compensation or benefit plan in which the executive participates, unless an equitable arrangement has been made with respect to such plan, or our failure to continue the executive’s participation therein (or in a substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the executive’s participation relative to other participants;

(d)

our failure to continue to provide the executive with benefits substantially similar to those enjoyed by the executive under any of our health and welfare insurance, retirement and other fringe-benefit plans, the taking of any action by us which would directly or indirectly materially reduce any of such benefits, or our failure to provide the executive with the number of paid vacation days to which he is entitled; or

(e)	the relocation of the executive to a location which is a material distance from Cranbury, New Jersey.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our securities to file reports of beneficial ownership and changes in beneficial ownership with the SEC. These officers, directors and stockholders are required by regulations under the Exchange Act to furnish us with copies of all forms they file under Section 16(a).

Based solely upon a review of reports provided to us by our officers and directors, we believe that, during the fiscal year ended June 30, 2024, no person required to file reports under Section 16(a) of the Exchange Act failed to file such reports on a timely basis during such fiscal year.

BENEFICIAL OWNERSHIP OF MANAGEMENT AND OTHERS

The tables below show the beneficial stock ownership and voting power, as of the Record Date, of:

●	each director, each nominee for director, each of the named executive officers, and all current directors and officers as a group; and

●	all persons who, to our knowledge, beneficially own more than five percent of our Common Stock or Series A Convertible Preferred Stock.

“Beneficial ownership” here means direct or indirect voting or dispositive power over outstanding stock and stock that a person has the right to acquire now or within 60 days after the Record Date. See the footnotes for more detailed explanations of the holdings. Except as noted, to our knowledge, the persons named in the tables beneficially own and have sole voting and dispositive power over all shares listed.

The Common Stock has one vote per share, the Series A Convertible Preferred Stock has approximately 3.09 votes per share of Series A Convertible Preferred Stock and the Series D Convertible Preferred Stock has approximately 909.09 votes per share of Series D Convertible Preferred Stock .

Under our Insider Trading and Securities Law Compliance Policy, employees, directors and officers may not engage in hedging, monetization or pledging transactions of our securities. None of the shares of our management and directors shown on the table below are pledged.

The address for all members of our management and directors is c/o Palatin Technologies, Inc., 4B Cedar Brook Drive, Cranbury, New Jersey 08512. Addresses of other beneficial owners are in the applicable table.

MANAGEMENT:

CLASS	NAME OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Common	Carl Spana, Ph.D.	2,006,323 (1)	4.2%
Common	Stephen T. Wills	1,931,322 (2)	4.0%
Common	John K.A. Prendergast, Ph.D.	325,608 (3)	*
Common	Robert K. deVeer, Jr.	194,445 (4)	*
Common	J. Stanley Hull	98,652 (5)	*
Common	Alan W. Dunton, M.D.	280,492 (6)	*
Common	Arlene M. Morris	97,960 (7)	*
Common	Anthony M. Manning, Ph.D.	90,360 (8)	*

	All current directors and executive officers as a group (eight persons)	5,025,162 (9)	10.5%

____________________

*Less than one percent.

(1)

Includes 1,363,636 shares of common stock underlying 1,500 shares of Series D Convertible Preferred Stock, 333,383 shares of common stock underlying outstanding options and 168,485 shares of common stock underlying restricted stock units, 120,640 of which shares of common stock underlying restricted stock units have vested but not been delivered under deferred delivery provisions providing for delivery after the grantee’s separation from service or a defined change in control, but does not include shares of common stock underlying outstanding options or restricted stock unit awards that have not vested and will not vest within 60 days.

51

(2)

Includes 1,363,636 shares of common stock underlying 1,500 shares of Series D Convertible Preferred Stock, 290,566 shares of common stock underlying outstanding options and 148,205 shares of common stock underlying restricted stock units, 106,540 of which shares of common stock underlying restricted stock units have vested but not been delivered under deferred delivery provisions providing for delivery after the grantee’s separation from service or a defined change in control, but does not include shares of common stock underlying outstanding options or restricted stock unit awards that have not vested and will not vest within 60 days.

(3)

Includes 181,818 shares of common stock underlying 200 shares of Series D Convertible Preferred Stock, 80,480 shares of common stock underlying outstanding options and 22,400 shares of common stock underlying restricted stock units, 6,400 of which shares of common stock underlying restricted stock units have vested but not been delivered under deferred delivery provisions providing for delivery after the grantee’s separation from service or a defined change in control, but does not include shares of common stock underlying outstanding options or restricted stock unit awards that have not vested and will not vest within 60 days.

(4)

Includes 56,380 shares of common stock underlying outstanding options and 15,200 shares of common stock underlying restricted stock units, 3,200 of which shares of common stock underlying restricted stock units have vested but not been delivered under deferred delivery provisions providing for delivery after the grantee’s separation from service or a defined change in control, but does not include shares of common stock underlying outstanding options or restricted stock unit awards that have not vested and will not vest within 60 days.

(5)

Includes 56,380 shares of common stock underlying outstanding options and 15,200 shares of common stock underlying restricted stock units, 3,200 of which shares of common stock underlying restricted stock units have vested but not been delivered under deferred delivery provisions providing for delivery after the grantee’s separation from service or a defined change in control, but does not include shares of common stock underlying outstanding options or restricted stock unit awards that have not vested and will not vest within 60 days.

(6)

Includes 181,818 shares of common stock underlying 200 shares of Series D Convertible Preferred Stock, 56,380 shares of common stock underlying outstanding options and 14,800 shares of common stock underlying restricted stock units, 2,800 of which shares of common stock underlying restricted stock units have vested but not been delivered under deferred delivery provisions providing for delivery after the grantee’s separation from service or a defined change in control, but does not include shares of common stock underlying outstanding options or restricted stock unit awards that have not vested and will not vest within 60 days.

(7)

Consists of 56,380 shares of common stock underlying outstanding options and 14,000 shares of common stock underlying restricted stock units, 2,000 of which shares of common stock underlying restricted stock units have vested but not been delivered under deferred delivery provisions providing for delivery after the grantee’s separation from service or a defined change in control, but does not include shares of common stock underlying outstanding options or restricted stock unit awards that have not vested and will not vest within 60 days.

(8)

Consists of 54,280 shares of common stock underlying outstanding options and 12,600 shares of common stock underlying restricted stock units, 600 of which shares of common stock underlying restricted stock units have vested but not been delivered under deferred delivery provisions providing for delivery after the grantee’s separation from service or a defined change in control, but does not include shares of common stock underlying outstanding options or restricted stock unit awards that have not vested and will not vest within 60 days.

(9)	Includes 4,486,027 shares of common stock underlying outstanding Series D Convertible Preferred Stock, options and restricted stock units.

52

MORE THAN 5% BENEFICIAL OWNERS:

CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)	PERCENT OF CLASS	PERCENT OF TOTAL VOTING POWER

Series A Preferred	Steven N. Ostrovsky 43 Nikki Ct. Morganville, NJ 07751	500	12.4%	*

Series A Preferred	Thomas L. Cassidy IRA Rollover 38 Canaan Close New Canaan, CT 06840	500	12.4%	*

Series A Preferred	Jonathan E. Rothschild 300 Mercer St., #28F New York, NY 10003	500	12.4%	*

Series A Preferred	Arthur J. Nagle 19 Garden Avenue Bronxville, NY 10708	250	6.2%	*

Series A Preferred	Thomas P. and Mary E. Heiser, JTWROS 10 Ridge Road Hopkinton, MA 01748	250	6.2%	*

Series A Preferred	Carl F. Schwartz 31 West 87th St. New York, NY 10016	250	6.2%	*

Series A Preferred	Michael J. Wrubel 3650 N. 36 Avenue, #39 Hollywood, FL 33021	250	6.2%	*

Series A Preferred	Myron M. Teitelbaum, M.D. 175 Burton Lane Lawrence, NY 11559	250	6.2%	*

Series A Preferred	Laura Gold Galleries Ltd. Profit Sharing Trust Park South Gallery at Carnegie Hall 154 West 57th Street, Suite 114 New York, NY 10019	250	6.2%	*

Series A Preferred	Laura Gold 180 W. 58th Street New York, NY 10019	250	6.2%	*

Series A Preferred	Nadji T. Richmond 20 E. Wedgewood Glen The Woodlands, TX 77381	230	5.7%	*

Series D Preferred	Carl Spana, Ph.D.	1,500	44.1%	2.85%

Series D Preferred	Stephen T. Wills	1,500	44.1%	2.85%

Series D Preferred	John K.A. Prendergast, Ph.D.	200	5.9%	*

Series D Preferred	Alan W. Dunton, M.D.	200	5.9%	*

_____________________

(1)

Unless otherwise indicated by footnote, all share amounts represent outstanding shares of the class indicated, and all beneficial owners listed have, to our knowledge, sole voting and dispositive power over the shares listed. Each share of Series A Convertible Preferred Stock is convertible at any time, at the option of the holder, into the number of shares of common stock equal to $100 divided by the conversion price, as defined in the Series A certificate of designations. The current conversion price is $32.31, so each share of Series A Convertible Preferred Stock is currently convertible into approximately 3.09 shares of common stock. Each share of Series D Convertible Preferred Stock is convertible at any time, at the option of the holder, into the number of shares of common stock equal to $100 divided by the conversion price, as defined in the Series D certificate of designations. The current conversion price is $0.11, so each share of Series D Convertible Preferred Stock is currently convertible into approximately 909.09 shares of common stock.

53

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As a condition of employment, we require all employees to disclose in writing actual or potential conflicts of interest, including related party transactions. Our code of corporate conduct and ethics, which applies to employees, officers, and directors, requires that the audit committee review and approve related party transactions. Our code of corporate conduct and ethics is available at our website, www.palatin.com. Since July 1, 2021, there have been no transactions or proposed transactions in which we were or are to be a participant, in which any related person had or will have a direct or indirect material interest.

54

OTHER ITEMS OF BUSINESS

We are not aware of any matters, other than the items of business discussed in this proxy statement, which may come before the meeting. If other items of business properly come before the meeting, the proxy holders will vote shares in accordance with their judgment.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR NEXT ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings for inclusion in our proxy statement in accordance with regulations adopted by the SEC under Rule 14a-8 of the Exchange Act. To be considered for inclusion in the proxy statement and form of proxy relating to the next annual meeting of stockholders, such proposals must be received no later than February 23, 2026.

Our Amended and Restated Bylaws set an advance notice procedure for proposals a stockholder wishes to present directly at an annual meeting (rather than submitting for inclusion in our proxy statement under Rule 14a-8) and for director nominations. To be considered for presentation at the 2026 annual meeting, although not included in the proxy statement, proposals and nominations submitted through our advance notice procedure must be received no earlier than March 27, 2026 and no later than April 27, 2026 and must be accompanied by the specific information required under Section 2.10 of our Amended and Restated Bylaws. Limited exceptions apply to the advance notice deadlines if the date of the 2025 annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of the 2025 annual meeting, or, with respect to director nominations, we increase the number of directors to be elected at the 2026 annual meeting and fail to make a public announcement about the increase at least 100 calendar days prior to the first year anniversary of 2024 annual meeting.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Palatin nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 26, 2026. Such notice may be mailed to the Secretary at 4B Cedar Brook Drive, Cranbury, NJ 08512, or emailed to legal@palatin.com.

Proposals or nominations that are not received in a timely manner will not be voted on at the 2026 annual meeting. If a proposal or nomination is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal or nomination under circumstances consistent with the proxy rules of the SEC. All stockholder proposals and nominations should be marked for the attention of the Secretary at our executive offices, 4B Cedar Brook Drive, Cranbury, NJ 08512.

By order of the board of directors,

STEPHEN T. WILLS, SECRETARY
__________, 2025

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be read over the Internet at the SEC’s website at www.sec.gov or at our website at www.palatin.com. The information contained on, or that can be accessed through, our website is not a part of this proxy statement. We have included our website address in this proxy statement solely as an inactive textual reference.

55

ANNEX A

Form of Certificate of Amendment of Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

PALATIN TECHNOLOGIES, INC.

Palatin Technologies, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The name of the corporation (hereinafter called the “Corporation”) is Palatin Technologies, Inc.

SECOND: The date of filing of the Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware is November 21, 1986, under the name Cinedco, Inc. A Restated Certificate of Incorporation was filed on November 1, 1993, which contained a change of the name of the Corporation to Interfilm, Inc. A Certificate of Amendment was filed on July 19, 1996, which changed the name of the Corporation to Palatin Technologies, Inc. Thereafter, Certificates of Amendment were filed with the Secretary of State of the State of Delaware on September 5, 1997, May 4, 2005, July 23, 2010, September 24, 2010, May 12, 2011, September 27, 2012, June 27, 2013, and August 26, 2022.

THIRD: That at a meeting of the board of directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Restated Certificate of Incorporation, as amended from time to time (the “Restated Certificate of Incorporation”), of said Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof.

FOURTH: That this Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the board of directors and stockholders of the Corporation.

FIFTH: That upon the effectiveness of this Certificate of Amendment, Section 1 of the Article thereof numbered “IV” of the Restated Certificate of Incorporation is hereby amended such that, as amended, said Section 1 shall read in its entirety as follows:

Section 1. Authorized Capital Stock. Authorized Capital Stock. The Corporation shall be authorized to issue two classes of shares of capital stock to be designated, respectively, “Preferred Stock” and “Common Stock.” The total number of shares of capital stock which the Corporation shall have the authority to issue is 310,000,000, comprised of 300,000,000 shares of Common Stock, par value $0.01 per share, and 10,000,000 shares of Preferred Stock, par value $0.01 per share.

Immediately upon the filing with the Secretary of State of the State of Delaware and effectiveness of the Certificate of Amendment of the Corporation providing for the reclassification set forth in this sentence, each [_________] shares of Common Stock, par value $0.01 per share, of the Corporation issued and outstanding or held by the Corporation in treasury immediately prior to such time shall be reclassified into one (1) fully-paid and nonassessable share of Common Stock, par value $0.01 per share, of the Corporation (the “Reverse Stock Split”). Notwithstanding the foregoing, no fractional shares shall be issued in the Reverse Stock Split. All shares of Common Stock (including fractions thereof) issuable in the Reverse Stock Split to a given holder (or, with respect to any shares held of record by a bank, broker or other nominee, to a given beneficial owner of such shares) shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of any fractional share. If, after the aforementioned aggregation, the Reverse Stock Split would otherwise result in the issuance of a fraction of a share of Common Stock to any such holder or beneficial owner, as the case may be, the Corporation shall, in lieu of issuing any such fractional share, pay the holder otherwise entitled to such fractional share a sum in cash equal to (i) the average closing price of the Common Stock for the five trading days immediately preceding the effective date of the Reverse Stock Split, multiplied by (ii) the number of shares of Common Stock outstanding immediately prior the effectiveness of the Reverse Stock Split that were reclassified into such fractional share pursuant to the Reverse Stock Split. Following the effectiveness of the Reverse Stock Split, certificates representing shares of Common Stock immediately prior to the effectiveness of the Reverse Stock Split shall thereafter represent the number of whole shares of Common Stock into which such shares have been reclassified pursuant to the Reverse Stock Split (as well as the right to receive any applicable payment of cash in lieu of fractional shares of Common Stock as provided for herein); provided, however, that each holder of record of a stock certificate or certificates that represents shares of Common Stock immediately prior to the Effective Time shall be entitled to receive, upon surrender of such certificate or certificates, a new certificate evidencing the number of whole shares of Common Stock to which such person is entitled pursuant to this paragraph (as well as any applicable payment of cash in lieu of fractional shares of Common Stock as provided for herein).

***

A-1

This Certificate of Amendment shall become effective at  [______] p.m. (Eastern Time) on [______], 2025.

IN WITNESS WHEREOF, said Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this [__] day of [___], 2025.

PALATIN TECHNOLOGIES, INC.

By:
Name:
Title:

A-2

ANNEX B

Form of Amendment to the Amended and Restated 2011 Equity Incentive Plan

PALATIN TECHNOLOGIES, INC.

2011 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED

1. Establishment, Purpose, Duration.

a. Establishment. Palatin Technologies, Inc. (the “Company”) established an equity compensation plan known as the Palatin Technologies, Inc. 2011 Stock Incentive Plan (the “Plan”) effective as of March 11, 2011 (the “Effective Date”). The Company’s stockholders originally approved the Plan on May 11, 2011 (the “Approval Date”). The Plan was amended and restated as of March 3, 2015, amended as of April 1, 2016, and re-approved by the Company’s stockholders on June 9, 2016, amended and restated as of June 8, 2017, amended as of June 26, 2018, amended as of March 24, 2020, amended and restated as of June 10, 2022, amended and restated as of June 20, 2023, and amended and restated as of May 14, 2024. On June 9, 2025, the Board approved an amendment to the Plan to increase the common stock available for issuance by 3,000,000 shares, subject to approval by the Company’s stockholders. Definitions of capitalized terms used in the Plan are contained in Section 2 of the Plan.

b. Purpose. The purpose of the Plan is to attract and retain Directors, Consultants, officers and other key employees of the Company and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

c. Duration. No Award may be granted under the Plan after March 10, 2030, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

d. Prior Plans. The Palatin Technologies, Inc. 2005 Stock Plan, as amended (the “Prior Plan”) terminated in its entirety effective on the Approval Date; provided that all outstanding awards under the Prior Plan as of the Approval Date remain outstanding and shall be administered and settled in accordance with the provisions of the Prior Plan.

2. Definitions. As used in the Plan, the following definitions shall apply.

“Applicable Laws” means the applicable requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

“Approval Date” has the meaning given such term in Section 1(a).

“Award” means a Nonqualified Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Shares Award, Restricted Share Unit, Other Share-Based Award, or Cash-Based Award granted pursuant to the terms and conditions of the Plan.

B-1

“Award Agreement” means either: (i) an agreement, either in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan; or (ii) a statement, either in written or electronic format, issued by the Company to a Participant describing the terms and provisions of such Award, which need not be signed by the Participant.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” shall mean a cash Award granted pursuant to Section 12 of the Plan.

“Cause” as a reason for a termination of a Participant’s employment shall have the meaning assigned such term, if any, in the employment agreement, if any, between the Participant and the Company or a Subsidiary, or if none, under a severance plan or arrangement maintained by the Company or a Subsidiary that applies to the Participant on the date of termination. If the Participant is not a party to an employment agreement with the Company or a Subsidiary in which such term is defined or if during the applicable severance protection period, the Participant is not a participant in any severance plan or arrangement maintained by the Company or a Subsidiary, then unless otherwise defined in the applicable Award Agreement, then the term “Cause” shall mean: (a) (i) the Participant’s material breach of, or habitual neglect or failure to perform the material aspects of his or her duties; (ii) the Participant’s material failure to follow the reasonable directives or policies established by or at the direction of the board; or (iii) the Participant’s engaging in conduct that is materially detrimental to the interests of the Company such that the Company sustains a material loss or injury as a result thereof, provided that the breach or failure of performance by the Participant under subparagraphs (i) through (iii) hereof is not cured, to the extent cure is possible, within ten (10) days of the delivery to the Participant of written notice thereof; (b) the willful breach by the Participant of any provision of any confidentiality, invention and non-disclosure, non-competition or similar agreement between the Participant and the Company; or (c) the conviction of the Participant of, or the entry of a pleading of guilty or nolo contendere by the Participant to, any crime involving moral turpitude or any felony.

“Change in Control” means the occurrence of any of the following events: (a) Any “Person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; (b) the date the individuals who, during any twelve month period, constitute the board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director during the twelve month period whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; (c) the consummation of a merger or consolidation of the Company approved by the stockholders of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or (d) a sale of all or substantially all of the assets of the Company.

B-2

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or such other committee or subcommittee of the Board as may be duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. To the extent required by Applicable Laws, the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “independent director” within the meaning of applicable rules of any securities exchange upon which Shares are listed.

“Company” has the meaning given such term in Section 1(a) and any successor thereto.

“Consultant” means an independent contractor that (a) performs services for the Company or a Subsidiary in a capacity other than as an Employee or Director and (b) qualifies as a consultant under the applicable rules of the SEC for registration of shares on a Form S-8 Registration Statement.

“Date of Grant” means the date as of which an Award is determined to be effective and designated in a resolution by the Committee and is granted pursuant to the Plan. The Date of Grant shall not be earlier than the date of the resolution and action therein by the Committee. In no event shall the Date of Grant be earlier than the Effective Date.

B-3

“Detrimental Activity” except as may be otherwise specified in a Participant’s Award Agreement, means: (a) Engaging in any activity of competition, as specified in any covenant not to compete set forth in any agreement between a Participant and the Company or a Subsidiary, including, but not limited to, the Participant’s Award Agreement or any severance plan maintained by the Company or a Subsidiary that covers the Participant, during the period of restriction specified in the agreement or plan prohibiting the Participant from engaging in such activity; (b) Engaging in any activity of solicitation, as specified in any covenant not to solicit set forth in any agreement between a Participant and the Company or a Subsidiary, including, but not limited to, the Participant’s Award Agreement or any severance plan maintained by the Company or a Subsidiary that covers the Participant, during the period of restriction specified in the agreement or plan prohibiting the Participant from engaging in such activity; (c) The disclosure of confidential information to anyone outside the Company or a Subsidiary, or the use in other than the Company’s or a Subsidiary’s business in violation of any covenant not to disclose set forth in any agreement between a Participant and the Company or a Subsidiary, including, but not limited to, the Participant’s Award Agreement or any severance plan maintained by the Company or a Subsidiary that covers the Participant, during the period of restriction specified in the agreement or plan prohibiting the Participant from engaging in such activity; (d) The violation of any development and inventions, ownership of works, or similar provision set forth in any agreement between a Participant and the Company or a Subsidiary, including, but not limited to, the Participant’s Award Agreement or any severance plan maintained by the Company or a Subsidiary that covers the Participant; (e) Participant’s commission of any act of fraud, misappropriation or embezzlement against or in connection with the Company or any of its Subsidiaries or their respective businesses or operations; or (f) a conviction, guilty plea or plea of nolo contendere of Participant for any crime involving dishonesty or for any felony.

“Director” means any individual who is a member of the Board who is not an Employee.

“Effective Date” has the meaning given such term in Section 1(a).

“Employee” means any employee of the Company or a Subsidiary; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Employee” has the meaning given to such term in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Law.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

“Fair Market Value” means the value of one Share on any relevant date, determined under the following rules: (a) the closing sale price per Share on that date as reported on the principal exchange or national market system on which Shares are then trading, or if there are no sales on that date, on the next preceding trading day during which a sale occurred; (b) if the Shares are not reported on a principal exchange or national market system, the average of the closing bid and asked prices last quoted on that date by an established quotation service for over-the-counter securities; or (c) if neither (a) nor (b) applies, (i) with respect to Stock Options, Stock Appreciation Rights and any Award of stock rights that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code, and (ii) with respect to all other Awards, the fair market value as determined by the Committee in good faith.

B-4

“Incentive Stock Option” or “ISO” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.

“Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

“Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in Section 10.

“Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.

“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code.

“Performance Objectives” means the measurable performance objective or objectives established by the Committee pursuant to the Plan. Any Performance Objectives may relate to the performance of the Company or one or more of its Subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of the individual Participant, and may include, without limitation, the Performance Objectives set forth in Section 14(b). The Performance Objectives may be made relative to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Objectives as compared to various stock market indices. Performance Objectives may be stated as a combination of the listed factors.

“Plan” means this Palatin Technologies, Inc. 2011 Stock Incentive Plan, as amended from time to time.

“Prior Plan” has the meaning given such term in Section 1(d).

“Restricted Shares” means Shares granted or sold pursuant to Section 8 as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 8 has expired.

“Restricted Share Unit” means a grant or sale of the right to receive Shares or cash at the end of a specified restricted period made pursuant to Section 9.

“SEC” means the United States Securities and Exchange Commission.

“Share” means a share of common stock, par value $.01, of the Company, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Section 16.

B-5

“Stock Appreciation Right” means a right granted pursuant to Section 7.

“Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.

“Subsidiary” means: (a) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (b) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

“Ten Percent Stockholder” shall mean any Participant who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.

3. Shares Available Under the Plan.

a. Shares Available for Awards. The maximum number of Shares that may be issued or delivered pursuant to Awards under the Plan shall be 7,300,000, plus the number of Shares that, on the Approval Date, were available to be granted under the Prior Plan but which were not then subject to outstanding awards under the Prior Plan, all of which may be granted with respect to Incentive Stock Options. Shares issued or delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, including Shares purchased in the open market, or a combination of the foregoing. The aggregate number of Shares available for issuance or delivery under the Plan shall be subject to adjustment as provided in Section 16.

b. Share Usage. In addition to the number of Shares provided for in Section 3(a), the following Shares shall be available for Awards under the Plan: (i) Shares covered by an Award that expires or is forfeited, canceled, surrendered or otherwise terminated without the issuance of such Shares; (ii) Shares covered by an Award that is settled only in cash; (iii) Shares granted through the assumption of, or in substitution for, outstanding awards granted by a company to individuals who become Employees, Consultants or Directors as the result of a merger, consolidation, acquisition or other corporate transaction involving such company and the Company or any of its Affiliates (except as may be required by reason of Section 422 of the Code or the rules and regulations of any stock exchange or other trading market on which the Shares are listed); (iv) any Shares subject to outstanding awards under the Prior Plans as of the Approval Date that on or after the Approval Date are forfeited, canceled, surrendered or otherwise terminated without the issuance of such Shares; and (v) any Shares from awards exercised for or settled in vested and nonforfeitable Shares that are later returned to the Company pursuant to any compensation recoupment policy, provision or agreement. Notwithstanding the foregoing, the following Shares issued or delivered under this Plan shall not again be available for grant as described above: Shares tendered in payment of the exercise price of a Stock Option, Shares withheld by the Company or any Subsidiary to satisfy a tax withholding obligation, and Shares that are repurchased by the Company with Stock Option proceeds. Without limiting the foregoing, with respect to any Stock Appreciation Right that is settled in Shares, the full number of Shares subject to the Award shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares used to settle the Stock Appreciation Right upon exercise.

B-6

c. Per Participant Limits.

(i) Subject to adjustment as provided in Section 16 of the Plan, the following limits shall apply with respect to Awards that are intended to qualify for the Performance-Based Exception: (A) the maximum aggregate number of Shares that may be subject to Stock Options or Stock Appreciation Rights granted in any calendar year to any one Participant shall be 750,000 Shares; (B) the maximum aggregate number of Restricted Shares and Shares issuable or deliverable under Restricted Share Units granted in any calendar year to any one Participant shall be 750,000 Shares; (C) the maximum aggregate compensation that can be paid pursuant to Cash-Based Awards or Other Share-Based Awards granted in any calendar year to any one Participant shall be $750,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount; and (D) the maximum dividend equivalents that may be paid in any calendar year to any one Participant shall be $100,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount.

(ii) Awards granted under the Plan are subject to a minimum vesting period of one year, except in the case of substitute awards issued in connection with acquisitions or awards that vest in connection with certain acceleration events. Additionally, the Committee has the authority to grant awards covering up to 5% of the Plan’s share pool that are not subject to this minimum vesting requirement.

(iii) Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (determined as of the applicable Date(s) of Grant in accordance with applicable financial accounting rules) of all Awards granted to any Director during any single calendar year, taken together with any cash fees paid to such person during such calendar year, shall not exceed $350,000.

4. Administration of the Plan.

a. In General. The Plan shall be administered by the Committee. Except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to: select Award recipients; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; grant waivers of terms, conditions, restrictions and limitations applicable to any Award, or accelerate the vesting or exercisability of any Award, in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate. To the extent permitted by Applicable Laws, the Committee may, in its discretion, delegate to one or more Directors or Employees any of the Committee’s authority under the Plan. The acts of any such delegates shall be treated hereunder as acts of the Committee with respect to any matters so delegated.

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b. Determinations. The Committee shall have no obligation to treat Participants or eligible Participants uniformly, and the Committee may make determinations under the Plan selectively among Participants who receive, or Employees, Consultants or Directors who are eligible to receive, Awards (whether or not such Participants or eligible Employees, Consultants or Directors are similarly situated). All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, its stockholders, Directors, Consultants, Employees, Participants and their estates and beneficiaries.

c. Authority of the Board. The Board may reserve to itself any or all of the authority or responsibility of the Committee under the Plan or may act as the administrator of the Plan for any and all purposes. To the extent the Board has reserved any such authority or responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4(c)) shall include the Board. To the extent that any action of the Board under the Plan conflicts with any action taken by the Committee, the action of the Board shall control.

5. Eligibility and Participation. Each Employee, Consultant and Director is eligible to participate in the Plan. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Consultants and Directors those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Law and the amount of each Award.

6. Stock Options. Subject to the terms and conditions of the Plan, Stock Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Stock Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Option, the number of Shares covered by the Stock Option, the conditions upon which the Stock Option shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. The Award Agreement also shall specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

b. Exercise Price. The exercise price per Share of an Option shall be determined by the Committee at the time the Stock Option is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

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c. Term. The term of an Option shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Option exceed ten (10) years from its Date of Grant.

d. Exercisability. Stock Options shall become exercisable at such times and upon such terms and conditions as shall be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (a) performance goals based on one or more Performance Objectives, and (b) time-based vesting requirements.

e. Exercise of Options. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Option may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Option is to be exercised and full payment of the exercise price for such Shares. The exercise price of a Stock Option may be paid: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; (iii) by a cashless exercise (including by withholding Shares deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by Applicable Law); (iv) by a combination of the methods described in clauses (i), (ii) and/or (iii); or (v) though any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.

f. Special Rules Applicable to Incentive Stock Options. Notwithstanding any other provision in the Plan to the contrary:

(i) Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries. The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.

(ii) To the extent that the aggregate Fair Market Value of the Shares (determined as of the Date of Grant) with respect to which an Incentive Stock Option is exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) is greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code, then the Stock Option shall be treated as a Nonqualified Stock Option.

(iii) No Incentive Stock Option shall be granted to any Participant who, on the Date of Grant, is a Ten Percent Stockholder, unless (x) the exercise price per Share of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the Date of Grant, and (y) the term of such Incentive Stock Option shall not exceed five (5) years from the Date of Grant.

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7. Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b. Exercise Price. The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

c. Term. The term of a Stock Appreciation Right shall be determined by the Committee and set forth in the related Award Agreement; provided however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its Date of Grant.

d. Exercisability of Stock Appreciation Rights. A Stock Appreciation Right shall become exercisable at such times and upon such terms and conditions as may be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (i) performance goals based on one or more Performance Objectives, and (ii) time-based vesting requirements.

e. Exercise of Stock Appreciation Rights. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (a) the excess of (i) the Fair Market Value of a Share on the exercise date over (ii) the exercise price per Share, multiplied by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

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8. Restricted Shares. Subject to the terms and conditions of the Plan, Restricted Shares may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Restricted Shares Award shall be evidenced by an Award Agreement that shall specify the number of Restricted Shares, the restricted period(s) applicable to the Restricted Shares, the conditions upon which the restrictions on the Restricted Shares will lapse and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b. Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Shares as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share, restrictions based on the achievement of specific Performance Objectives, time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Shares. Unless otherwise provided in the related Award Agreement or required by Applicable Law, the restrictions imposed on Restricted Shares shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.

c. Custody of Certificates. To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Restricted Shares in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

d. Rights Associated with Restricted Shares during Restricted Period. During any restricted period applicable to Restricted Shares: (i) the Restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated; (ii) unless otherwise provided in the related Award Agreement, the Participant shall be entitled to exercise full voting rights associated with such Restricted Shares; and (iii) the Participant shall be entitled to all dividends and other distributions paid with respect to such Restricted Shares during the restricted period; provided, however, that any dividends or other distributions with respect to unvested Restricted Shares shall be accumulated or deemed reinvested in additional Restricted Shares until such Award is earned and vested, and shall be subject to the same terms and conditions as the original Award (including the satisfaction of service-based vesting conditions and the achievement of any Performance Objectives).

9. Restricted Share Units. Subject to the terms and conditions of the Plan, Restricted Share Units may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Restricted Share Unit shall be evidenced by an Award Agreement that shall specify the number of units, the restricted period(s) applicable to the Restricted Share Units, the conditions upon which the restrictions on the Restricted Share Units will lapse, the time and method of payment of the Restricted Share Units, and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

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b. Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Share Units as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share Unit, restrictions based on the achievement of specific Performance Objectives or time-based restrictions or holding requirements.

c. Form of Settlement. Restricted Share Units may be settled in whole Shares, Restricted Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

10. Other Share-Based Awards. Subject to the terms and conditions of the Plan, Other Share-Based Awards may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion. Other Share-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares, and shall be in such form as the Committee shall determine, including without limitation, unrestricted Shares or time-based or performance-based units that are settled in Shares and/or cash.

a. Award Agreement. Each Other Share-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Share-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b. Form of Settlement. An Other Share-Based Award may be settled in whole Shares, Restricted Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

11. Dividend Equivalents. At the discretion of the Committee, Awards granted pursuant to the Plan, other than awards of Stock Options or Stock Appreciation Rights, may provide Participants with the right to receive dividend equivalents, which may be credited to an account for the Participants, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion; provided, however, that any such dividend equivalents with respect to any unvested Award shall be accumulated or deemed reinvested until such Award is earned and vested, and shall be subject to the same terms and conditions as the original Award (including the satisfaction of service-based vesting conditions and the achievement of any Performance Objectives). No dividend equivalents shall be granted with respect to Shares underlying a Stock Option or Stock Appreciation Right.

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12. Cash-Based Awards. Subject to the terms and conditions of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such other terms and conditions as shall be determined by the Committee in its sole discretion. Each Cash-Based Award shall be evidenced by an Award Agreement that shall specify the payment amount or payment range, the time and method of settlement and the other terms and conditions, as applicable, of such Award which may include, without limitation, restrictions based on the achievement of specific Performance Objectives.

13. Compliance with Section 409A. Awards granted under the Plan shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. To the extent that the Committee determines that any award granted under the Plan is subject to Section 409A of the Code, the Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section 13): (a) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted or modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant; and (b) if an Award is subject to Section 409A of the Code, and if the Participant holding the award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), then, to the extent required to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant, no distribution or payment of any amount shall be made before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the date of the Participant’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

14. Compliance with Section 162(m).

a. In General. Notwithstanding anything in the Plan to the contrary, Restricted Shares, Restricted Share Units, Other Share-Based Awards and Cash-Based Awards may be granted in a manner that is intended to qualify the Award for the Performance-Based Exception. As determined by the Committee in its sole discretion, the grant, vesting, exercisability and/or settlement of any Awards intended to qualify the Award for the Performance-Based Exception shall be conditioned on the attainment of one or more Performance Objectives during a performance period established by the Committee. Any such Award must meet the requirements of this Section 14.

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b. Performance Objectives. If an Award is intended to qualify for the Performance-Based Exception, then the Performance Objectives shall be based on specified levels of, or growth in, one or more of the following criteria: revenues, earnings from operations, operating income, earnings before or after interest and taxes, operating income before or after interest and taxes, net income, cash flow, earnings per share, return on total capital, return on invested capital, return on equity, return on assets, total return to stockholders, earnings before or after interest, or extraordinary or special items, operating income before or after interest, taxes, depreciation, amortization or extraordinary or special items, return on investment, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital, operating margin, profit margin, contribution margin, stock price and/or strategic business criteria consisting of one or more objectives based on meeting specified product development, strategic partnering, research and development milestones, clinical trial status, product approvals in geographic regions, market penetration, geographic business expansion goals, cost targets, customer satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures. To the extent consistent with the Performance-Based Exception, the Performance Objectives may be calculated without regard to extraordinary items or adjusted, as the Committee deems equitable, in recognition of unusual or non-recurring events affecting the Company or its Subsidiaries or changes in applicable tax laws or accounting principles.

c. Establishment of Performance Goals. With respect to Awards intended to qualify for the Performance-Based Exception, the Committee shall establish: (i) the applicable Performance Objectives and performance period, and (ii) the formula for computing the payout. Such terms and conditions shall be established in writing while the outcome of the applicable performance period is substantially uncertain, but in no event later than the earlier of: (x) ninety days after the beginning of the applicable performance period; or (y) the expiration of twenty-five percent (25%) of the applicable performance period.

d. Certification of Performance. With respect to any Award intended to qualify for the Performance-Based Exception, the Committee shall certify in writing whether the applicable Performance Objectives and other material terms imposed on such Award have been satisfied, and, if they have, ascertain the amount of the payout or vesting of the Award. Notwithstanding any other provision of the Plan, payment or vesting of any such Award shall not be made until the Committee certifies in writing that the applicable Performance Objectives and any other material terms of such Award were in fact satisfied in a manner conforming to applicable regulations under Section 162(m) of the Code.

e. Negative Discretion. With respect to any Award intended to qualify for the Performance-Based Exception, the Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated Performance Objectives. However, the Committee may, in its sole discretion, reduce the amount of compensation that is payable upon achievement of the designated Performance Objectives.

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15. Transferability. Except as otherwise determined by the Committee, no Award or dividend equivalents paid with respect to any Award shall be transferable by the Participant except by will or the laws of descent and distribution; provided, that if so determined by the Committee, each Participant may, in a manner established by the Board or the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Shares or other property issued or delivered under such Award. Except as otherwise determined by the Committee, Stock Options and Stock Appreciation Rights will be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity to do so, by the Participant’s guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

16. Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation), such as a stock dividend, stock split, reverse stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the numbers of Shares specified in Section 3 of the Plan and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the exercise price or other price of Shares subject to outstanding Awards, in each case to prevent dilution or enlargement of the rights of Participants. In the event of any other change in corporate capitalization, or in the event of a merger, consolidation, liquidation, or similar transaction, the Committee may, in its sole discretion, cause there to be an equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Notwithstanding the foregoing, the Committee shall not make any adjustment pursuant to this Section 16 that would (i) cause any Stock Option intended to qualify as an ISO to fail to so qualify, (ii) cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A of the Code, or (iii) cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on all Participants and any other persons claiming under or through any Participant.

17. Fractional Shares. The Company shall not be required to issue or deliver any fractional Shares pursuant to the Plan and, unless otherwise provided by the Committee, fractional shares shall be settled in cash.

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18. Withholding Taxes. To the extent required by Applicable Law, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of a Stock Option or Stock Appreciation Right exercise, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue or deliver Shares, make any payment or to recognize the transfer or disposition of Shares until such obligations are satisfied. The Committee may permit or require these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or delivered to a Participant upon exercise of a Stock Option or Stock Appreciation Right or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, in each case having a Fair Market Value equal to the amount required to be withheld. In no event will the Fair Market Value of the Shares to be withheld or tendered pursuant to this Section 18 to satisfy applicable withholding taxes exceed the amount of taxes required to be withheld based on the maximum statutory tax rates in the applicable taxing jurisdictions. Any elections pursuant to this Section 18 subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee.

19. Foreign Employees. Without amending the Plan, the Committee may grant Awards to Participants who are foreign nationals on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, and the like as may be necessary or advisable to comply with provisions of Applicable Laws of other countries in which the Company or its Subsidiaries operate or have employees.

20. Detrimental Activity; Forfeiture of Awards.

a. Detrimental Activity. If a Participant has engaged in any Detrimental Activity, as determined by the Committee in its sole discretion, either during service with the Company or a Subsidiary or after termination of such service, then, promptly upon receiving notice of the Committee’s determination, the Participant shall: (i) forfeit all Awards granted under the Plan to the extent then held by the Participant; (ii) return to the Company or the Subsidiary all Shares that the Participant has not disposed of that had been acquired, pursuant to Awards granted under the Plan, within two (2) years prior to the date of the Participant’s initial commencement of the Detrimental Activity, in exchange for payment by the Company or the Subsidiary of any amount actually paid therefor by the Participant; and (iii) with respect to any Shares acquired, within two (2) years prior to the date of the Participant’s initial commencement of the Detrimental Activity, pursuant to an Award granted under the Plan that were disposed of, pay to the Company or the Subsidiary, in cash, the excess, if any, of: (A) the Fair Market Value of the Shares on the date acquired, over (B) any amount actually paid by the Participant for the Shares.

b. Compensation Recovery Policy. Any Award granted to a Participant shall be subject to forfeiture or repayment pursuant to the terms of any applicable compensation recovery policy adopted by the Company, including any such policy that may be adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules or regulations issued by the Securities and Exchange Commission rule or applicable securities exchange.

c. Set-Off and Other Remedies. To the extent that amounts are not immediately returned or paid to the Company as provided in this Section 20, the Company may, to the extent permitted by Applicable Laws, seek other remedies, including a set off of the amounts so payable to it against any amounts that may be owing from time to time by the Company or a Subsidiary to the Participant for any reason, including, without limitation, wages, or vacation pay or other benefits; provided, however, that, except to the extent permitted by Treasury Regulation Section 1.409A-3(j)(4), such offset shall not apply to amounts that are “deferred compensation” within the meaning of Section 409A of the Code.

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21. Change in Control. In the event of a Change in Control, the Committee may, in its sole discretion and without providing prior notice or receiving the consent of the Participant, take such actions, if any, as it deems necessary or desirable with respect to any Award that is outstanding as of the date of the consummation of the Change in Control. Such actions may include, without limitation: (i) the acceleration of the vesting, settlement and/or exercisability of an Award; (ii) the payment of a cash amount in exchange for the cancellation of an Award; (iii) the cancellation of Stock Options and/or Stock Appreciation Rights without payment therefor if the Fair Market Value of a Share on the date of the Change in Control does not exceed the exercise price per Share of the applicable Awards; and/or (iv) make provisions for the assumption or conversion of Awards, or the issuance of substitute Awards that, in either case, substantially preserve the value, rights and benefits of any affected Awards.

22. Amendment, Modification and Termination.

a. In General. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no alteration or amendment that requires stockholder approval in order for the Plan to comply with any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

b. Adjustments to Outstanding Awards. The Committee may in its sole discretion at any time (i) provide that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable; (ii) provide that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any Performance Objectives or other performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied; or (iii) waive any other limitation or requirement under any such Award, in each case, as of such date as the Committee may, in its sole discretion, declare. Unless otherwise determined by the Committee, any such adjustment that is made with respect to an Award that is intended to qualify for the Performance-Based Exception shall be made at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception. Additionally, the Committee shall not make any adjustment pursuant to this Section 22(b) that would cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A of the Code, or that would cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A of the Code.

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c. Prohibition on Repricing. Except for adjustments made pursuant to Sections 16 or 21, the Board or the Committee will not, without the further approval of the stockholders of the Company, authorize the amendment of any outstanding Stock Option or Stock Appreciation Right to reduce the exercise price. No Stock Option or Stock Appreciation Right will be cancelled and replaced with an Award having a lower exercise price, or for another Award, or for cash without further approval of the stockholders of the Company, except as provided in Sections 16 or 21. Furthermore, no Stock Option or Stock Appreciation Right will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the stockholders of the Company. This Section 22(c) is intended to prohibit the repricing of “underwater” Stock Options or Stock Appreciation Rights without stockholder approval and will not be construed to prohibit the adjustments provided for in Sections 16 or 21.

d. Effect on Outstanding Awards. Notwithstanding any other provision of the Plan to the contrary (other than Sections 16, 20, 21, 22(b) and 24(d)), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. Notwithstanding the preceding sentence, any ISO granted under the Plan may be modified by the Committee to disqualify such Stock Option from treatment as an “incentive stock option” under Section 422 of the Code.

23. Applicable Laws. The obligations of the Company with respect to Awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

24. Miscellaneous.

a. Deferral of Awards. Except with respect to Stock Options and Stock Appreciation Rights, the Committee may permit Participants to elect to defer the issuance or delivery of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts. All elections and deferrals permitted under this provision shall comply with Section 409A of the Code, including setting forth the time and manner of the election (including a compliant time and form of payment), the date on which the election is irrevocable, and whether the election can be changed until the date it is irrevocable.

b. No Right of Continued Employment. The Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time. No Employee, Consultant or Director shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

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c. Unfunded, Unsecured Plan. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

d. Severability. If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

e. Acceptance of Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Board or the Company, in any case in accordance with the terms and conditions of the Plan.

f. Successors. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.

*   *   *   *   *

B-19

ANNEX C

Amended and Restated 2011 Equity Incentive Plan

PLAN SUMMARY AND PROSPECTUS

PALATIN TECHNOLOGIES, INC.

2011 STOCK INCENTIVE PLAN

This Plan Summary and Prospectus relates to the common stock of Palatin Technologies, Inc. to be issued or delivered to directors, consultants, officers and other key employees under the Palatin Technologies, Inc. 2011 Stock Incentive Plan.  It summarizes the main features of the plan. You should refer to the plan if you have additional questions.  If there is any inconsistency between the information in this Plan Summary and Prospectus and the plan, the plan provisions will govern.  This Plan Summary and Prospectus relates to 4,300,000 shares of common stock of Palatin Technologies, Inc. that may be issued or delivered pursuant to awards granted under the plan, plus the number of shares that are transferred from the Palatin Technologies, Inc. 2005 Stock Plan, as amended.

The shares of common stock are traded on NYSE American.

The date of this Plan Summary and Prospectus is September ___, 2024.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

C-1

		Page
REVERSE STOCK SPLIT		1
1.	What is the effect of the 1-for-25 reverse stock split of the common stock of Palatin Technologies, Inc. (“Palatin Technologies”) that became effective as of August 30, 2022 at 5:00 p.m. Eastern Time?	1
2.	Do references in this plan summary and prospectus to share and per-share numbers, including per share price, give effect to the Reverse Stock Split?	1

GENERAL INFORMATION		1
3.	What is the purpose of the plan and who is eligible to participate in the plan?	1
4.	When did the plan become effective?	1
5.	Who is eligible to receive awards under the plan?	2
6.	What types of awards can I receive under the plan?	2
7.	How many shares of common stock may be awarded under the plan?	2
8.	Are there any limits on the amounts of particular types of awards that may be granted under the plan?	3
9.	Who administers the plan?	3
10.	Can the plan be amended or terminated?	4
11.	How long will the plan continue?	4
12.	How do I know if I have received an award under the plan?	4
13.	Does an award under the plan increase my rights as an employee of Palatin Technologies?	4

DESCRIPTION OF AWARDS		4
STOCK OPTIONS		4
14.	What is a stock option?	4
15.	What kinds of options may be granted under the plan?	5
16.	When can I exercise my option?	5
17.	How can I pay the option price when I exercise my option?	5
18.	When does my option expire?	5
97.	Can I receive more than one grant of stock options?	5
STOCK APPRECIATION RIGHTS		5
20.	What are stock appreciation rights or SARs?	5
21.	What else should I know about SARs?	6
22.	Can I receive more than one grant of SARs?	6
RESTRICTED SHARES		6
23.	What are restricted shares?	6
24.	What rights do I have if I receive restricted shares?	6
25.	What happens to the stock during the restriction period?	7
RESTRICTED SHARE UNITS		7
26.	What are restricted share units?	7
27.	What rights do I have if I am granted restricted share units?	7
28.	How long is the restriction period?	7

C-2

OTHER SHARE-BASED AWARDS		8
29.	What are other share-based awards?	8
CASH-BASED AWARDS		8
30.	What are cash-based awards?	8

OTHER IMPORTANT TERMS OF THE PLAN		8
31.	What are "performance objectives"?	8
32.	What happens in the event of a “change of control” of Palatin Technologies?	8
33.	Can my awards be forfeited?	9
34.	Are my awards transferable?	10
35.	Are the shares acquired under the plan subject to resale restrictions?	10
36.	What happens to awards granted under the plan in the event of a reorganization or other corporate transaction?	10
37.	Is the plan a "qualified plan" under the Employee Retirement Income Security Act or the Internal Revenue Code?	11
38.	Is the plan funded?	11

U.S. FEDERAL INCOME TAX CONSEQUENCES		11
NONQUALIFIED STOCK OPTIONS		11
39.	Will the grant of a nonqualified stock option result in U.S. federal income tax liability to me?	11
40.	What U.S. federal income tax liability results upon the exercise of a nonqualified stock option?	11
INCENTIVE STOCK OPTIONS		11
41.	Will the grant of an incentive stock option result in U.S. federal income tax liability to me?	11
42.	Will the exercise of an incentive stock option result in U.S. federal income tax liability to me?	12
43.	When will I be subject to U.S. federal income tax on shares purchased under an incentive stock option?	12
44.	How is my U.S. federal income tax liability determined when I sell my shares?	12
45.	What if I make a qualifying disposition?	12
46.	What if I make a disqualifying disposition?	12
47.	What is the alternative minimum tax?	13
48.	What else should I know about incentive stock options?	13
STOCK APPRECIATION RIGHTS		13
49.	What are the U.S. federal income tax consequences associated with stock appreciation rights or SARs?	13
RESTRICTED SHARES		14
50.	What are the U.S. federal income tax consequences associated with restricted shares?	14
RESTRICTED SHARE UNITS		14
51.	What are the U.S. federal income tax consequences associated with restricted share units?	14

C-3

OTHER SHARE-BASED AWARDS		15
52.	What are the U.S. federal income tax consequences associated with other share-based awards?	15
CASH-BASED AWARDS		15
53.	What are the U.S. federal income tax consequences associated with cash-based awards?	15
DIVIDEND EQUIVALENTS		15
54.	What are the U.S. federal income tax consequences associated with dividend equivalents?	15

OTHER IMPORTANT TAX ISSUES		15
55.	What is Section 409A and how does it apply?	15
56.	What other taxes may apply?	16
57.	Can Palatin Technologies withhold taxes in connection with awards granted under the plan?	16
58.	When will Palatin Technologies receive a tax deduction for the awards granted under the plan?	16

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE		17
59.	What does "incorporation by reference" mean?	17
61.	Which documents are incorporated by reference into this Plan Summary and Prospectus?	17
62.	Where can I get additional information about the plan or Palatin Technologies?	18

C-4

REVERSE STOCK SPLIT

1. What is the effect of the 1-for-25 reverse stock split of the common stock of Palatin Technologies, Inc. (“Palatin Technologies”) that became effective as of August 30, 2022 at 5:00 p.m. Eastern Time?

A certificate of amendment of the articles of incorporation of Palatin Technologies, Inc. (“Palatin Technologies”) for a 1-for-25 reverse split of Palatin’s issued and outstanding common stock (the “Reverse Stock Split”) was effective as of 5:00 p.m. Eastern Time on August 30, 2022 (the “Effective Date”). Unless otherwise indicated, all share and per-share numbers herein, including common stock, securities convertible into common stock, and awards under this plan give effect to the Reverse Stock Split. All awards of common stock under this plan that were made prior to the Effective Date are converted by dividing the number of shares awarded, as a stock option, restricted shares, restricted share units, or otherwise, by 25, and multiplying the exercise price, if any, by 25. Thus a stock option for 10,000 shares exercisable at $0.40 per share and issued prior to the Effective Data became, as of the Effective Date, a stock option for 400 shares of common stock exercisable at $10.00 per share. The aggregate total exercise price is, both before and after the Effective Date, $4,000.00.

2. Do references in this plan summary and prospectus to share and per-share numbers, including per share price, give effect to the Reverse Stock Split?

Unless otherwise specified, all share and per-share numbers in this plan summary and prospectus, including common stock, securities convertible into common stock, and awards under this plan give effect to the Reverse Stock Split.

GENERAL INFORMATION

3. What is the purpose of the plan and who is eligible to participate in the plan?

The purpose of the plan is to promote the long-term growth and profitability of Palatin Technologies and its subsidiaries by attracting and retaining directors, consultants, officers and other key employees of Palatin Technologies and its subsidiaries, and providing those persons with incentives and rewards for superior performance.

4. When did the plan become effective?

This plan initially was adopted by the Board of Directors of Palatin Technologies effective as of March 11, 2011. The plan initially was approved by stockholders at Palatin Technologies' annual stockholder meeting held on May 11, 2011.  The plan has been amended a number of times since then.  The Board most recently amended the plan on May 13, 2024 to increase the number of shares available for equity awards under the plan by 1,000,000 shares, from 3,300,000 shares to 4,300,000 shares.

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5. Who is eligible to receive awards under the plan?

The Compensation Committee (as described in Question 9 below) may select officers and other key employees of Palatin Technologies and its subsidiaries to receive awards under the plan, as well as consultants and non-employee members of the Board of Directors.

6. What types of awards can I receive under the plan?

The plan authorizes the grant of the following types of awards to eligible participants:

•	Stock options to purchase common stock, which may be either incentive stock options that are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code (referred to as "incentive stock options") or stock options that are not intended to so qualify (referred to as "nonqualified stock options"). Non-employee directors and consultants are not eligible to receive incentive stock options.

•	Stock appreciation rights (or "SARs").

•	Restricted shares, which are shares of common stock that may be subject to a substantial risk of forfeiture and restrictions on transfer during a designated restriction period.

•	Restricted share units, which represent the right to receive a specified number of shares of common stock (or an equivalent amount of cash) after the end of a restriction period.

•	Other share-based awards that may be payable in, valued in whole or part in, or otherwise based on common stock, including stock bonuses.

•	Certain cash-based awards.

•	Dividend equivalents, which provide the equivalent value (in cash or common stock) of dividends that would otherwise be paid on the common stock subject to an award.

Stock options, SARs, restricted shares, restricted share units, other share-based awards, cash-based awards and dividend equivalents are more fully described below.

7. How many shares of common stock may be awarded under the plan?

Palatin Technologies has reserved 4,300,000 shares of common stock for delivery under the Plan, plus (i) any shares remaining available for issuance or delivery under the Palatin Technologies, Inc. 2005 Stock Plan, as amended (the "Prior Plan"), (ii) any shares that are subject to awards granted under the Prior Plan that are forfeited, terminated, settled in cash or used to satisfy tax withholding obligations on or after that date, and (iii) any shares that are subject to awards granted under the plan that are forfeited, terminated or settled in cash. The shares delivered under the plan may be unissued or treasury shares. This share limit is subject to adjustment for reorganizations, recapitalizations, stock splits, stock dividends, and other similar events.

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8. Are there any limits on the amounts of particular types of awards that may be granted under the plan?

Yes. The plan imposes various sub-limits on the number of shares of common stock that may be issued or delivered under the plan.  For example, in order to comply with the rules applicable to incentive stock options, the plan provides all of the shares available for issuance for the plan may be issued upon the exercise of incentive stock options.  In addition, the plan provides that the maximum value of grants in any calendar year to non-employee members of the Board of Directors, taken together with any cash fees paid to such person during such calendar year, shall not exceed $350,000, with the aggregate grant fair value determined as of the applicable date or dates of grant in accordance with applicable financial accounting rules.

These sub-limits are subject to adjustment for reorganizations, recapitalizations, stock splits, stock dividends, and other similar events.

9. Who administers the plan?

In general, the plan is administered by the Compensation Committee of the Board of Directors of Palatin Technologies.  The Compensation Committee will have full and final authority in its discretion to take all actions determined by the Compensation Committee to be necessary in the administration of the plan.  For example, the Compensation Committee generally will determine whether awards will be granted under the plan, which employees, consultants and non-employee directors of the Company and its subsidiaries will participate in the plan, and the types, amounts, terms and conditions of any award or combination of awards that it decides to grant under the plan.

The members of the Compensation Committee are appointed by the Board of Directors based on recommendations from the Nominating and Corporate Governance Committee of the Board of Directors. The members of the Compensation Committee shall serve for such term or terms as the Board of Directors may determine or until earlier resignation or death. The Board of Directors may remove any member from the Compensation Committee at any time with or without cause.

All determinations and decisions made by the Compensation Committee pursuant to the provisions of the plan will be final, conclusive and binding on all persons.

Our Board of Directors may reserve to itself any or all of the authority and responsibility of the Compensation Committee under the plan or may act as administrator of the plan for any and all purposes.  In addition, our Board of Directors or Compensation Committee may expressly delegate to a special Committee, consisting of one or more directors or officers, some or all of the Compensation Committee's authority, within specified parameters, to grant awards to eligible participants who, at the time of grant, are not officers.

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10. Can the plan be amended or terminated?

The Board of Directors may amend or terminate the plan from time to time and in whole or in part without further approval by the stockholders of Palatin Technologies, except where stockholder approval is required by applicable law or specific rules or regulations of NYSE American. The Board of Directors may not amend or terminate the plan without your consent if the amendment or termination would have a material adverse effect on any grant previously made to you under the plan.

The Compensation Committee may, with any necessary approval of the stockholders, authorize any amendment to any outstanding award, to waive service-based or performance-based restrictions applicable to an outstanding award, or to make minor, administrative or legally-required changes to the plan.

11. How long will the plan continue?

The plan will terminate on March 10, 2030, unless the Board of Directors terminates the plan prior to that time.

12. How do I know if I have received an award under the plan?

Each award granted under the plan will be evidenced by an agreement (or other evidence of the award), which will be executed on behalf of Palatin Technologies and delivered to you. This agreement will contain the terms and conditions of the award as the Compensation Committee may determine, consistent with the terms of the plan.

13. Does an award under the plan increase my rights as an employee of Palatin Technologies?

No. The plan does not give you any rights with respect to continuation of employment or service with Palatin Technologies or any subsidiary. It does not interfere with any right that Palatin Technologies or any subsidiary would otherwise have to terminate your employment or service at any time.

DESCRIPTION OF AWARDS

STOCK OPTIONS

14. What is a stock option?

A stock option is an opportunity to buy common stock of Palatin Technologies in the future at a specified price. Each grant of options will specify the price payable per share upon the exercise of the option. This "option price" will not be less than the fair market value of a share of common stock, as determined by the Compensation Committee, on the date the option is granted. Prior to exercise, you will have no voting rights or rights to any dividends on any shares subject to a stock option.

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15. What kinds of options may be granted under the plan?

Two kinds of options may be granted: incentive stock options and nonqualified stock options. Incentive stock options and nonqualified stock options are treated differently for U.S. federal income tax purposes. See Questions 39 through 48. Except for the tax differences, the two types of options are basically the same. Non-employee directors and consultants are not eligible to receive incentive stock options.

16. When can I exercise my option?

Each grant of options will specify the period of your continuous employment or service with Palatin Technologies or any of its subsidiaries that is necessary before the option (or portions of the option) will become exercisable. The Compensation Committee may provide in your award agreement that a grant of options is exercisable in installments. The shares constituting each installment may be purchased in whole or in part at any time after the installment becomes exercisable, subject to any minimum exercise requirement designated by the Compensation Committee in your award agreement. As specified in your award agreement, the ability to exercise your options may be affected by your termination of employment (or, if you are a consultant or director, your termination of service as such) or a change in control. Please refer to Question 32 for more details regarding the effect of a change in control.

17. How can I pay the option price when I exercise my option?

Each grant of options will specify the form and manner of payment of the option price, which may include cash or check, previously acquired common stock, shares underlying the option, any other method approved or accepted by the Compensation Committee or by a combination of such methods of payment. To the extent permitted by law, any grant of options may provide for payment of the option price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the common stock to which the exercise relates.

18. When does my option expire?

In general, stock options may have a maximum term of 10 years from the date of grant. An option may terminate at an earlier date, depending on the terms and conditions specified by the Compensation Committee in your award agreement.

97. Can I receive more than one grant of stock options?

Yes. You may receive a new option grant even though you have previous options that remain unexercised.

STOCK APPRECIATION RIGHTS

20. What are stock appreciation rights or SARs?

A SAR is the right to receive the excess, if any, of the fair market value of a share of common stock on the date of exercise of the SAR over the exercise price for one share of common stock as specified by the Compensation Committee in your award agreement.

5

Each grant of SARs will specify the period of your continuous employment or service with Palatin Technologies or any of its subsidiaries that is necessary before the SARs (or installments of SARs) will become exercisable. As specified in your award agreement, the ability to exercise your SARs may be affected by your termination of employment (or, if you are a consultant or director, your termination of service as such) or a change in control. Please refer to Question 32 for more details regarding the effect of a change in control. Any grant of SARs may also specify that the amount payable upon exercise may be paid by Palatin Technologies in cash, common stock or any combination thereof.

21. What else should I know about SARs?

Each grant of SARs will specify an exercise price per share, which will be equal to or greater than the fair market value of a share of common stock on the date of grant.

22. Can I receive more than one grant of SARs?

Yes. You may receive a new grant of SARs even though you have previous SARs that remain unexercised.

RESTRICTED SHARES

23. What are restricted shares?

Restricted shares involve the immediate transfer of ownership of a specified number of shares of common stock by Palatin Technologies to you in consideration of your performance of services for Palatin Technologies or any of its subsidiaries. The transfer may be made without payment by you to Palatin Technologies or, as determined by the Compensation Committee in your award agreement, it may require a payment to Palatin Technologies of an amount that is less than or equal to the fair market value of the common stock on the date of grant.

24. What rights do I have if I receive restricted shares?

You are immediately entitled to dividend, voting and other rights of ownership in the shares, except as otherwise determined by the Compensation Committee or provided in the plan. However, your restricted shares will be subject to a "substantial risk of forfeiture" for a period to be determined by the Compensation Committee and specified in your award agreement on the date of grant. An example is a provision that the restricted shares are forfeited if you cease to be an employee of Palatin Technologies during a specified period of years. Vesting of restricted shares may also be conditioned on the achievement of specific performance objectives, as described in Question 31.

Dividends or other distributions paid on restricted shares shall be accumulated and subject to the same vesting and forfeiture provisions of the underlying restricted shares. In order to enforce the forfeiture provisions applicable to restricted shares, the transferability of restricted shares will be prohibited or restricted in a manner and to the extent determined by the Compensation Committee and specified in your award agreement.

6

As specified in your award agreement, the restrictions applicable to your restricted shares may be affected by your termination of employment or service or a change in control. Please refer to Question 32 for more details regarding the effect of a change in control.

25. What happens to the stock during the restriction period?

The restricted shares will be issued in book-entry only form, and the restrictions on transfer will be reflected on Palatin Technologies' stock transfer records until all restrictions have lapsed.

RESTRICTED SHARE UNITS

26. What are restricted share units?

A grant of restricted share units constitutes an agreement by Palatin Technologies to transfer ownership of a specified number of shares of common stock (or an equivalent amount of cash) to you at a future date in consideration of your performance of services for Palatin Technologies or any of its subsidiaries. Vesting and payment of restricted share units may also be conditioned on the achievement of certain performance objectives (described in Question 31), as specified in your award agreement. As specified in your award agreement, the restrictions applicable to your restricted share units may be affected by your termination of employment or service or a change in control. Please refer to Question 32 for more details regarding the effect of a change in control. The grant of restricted share units may be made without payment by you to Palatin Technologies or it may require a payment to Palatin Technologies of an amount that is less than the fair market value of the underlying common stock on the date of grant of the award.

Your award agreement will state whether the amount payable to you at the end of the restriction period will be paid in cash, common stock, restricted shares or any combination thereof.

27. What rights do I have if I am granted restricted share units?

During the restriction period, you will not be entitled to transfer any of your rights with respect to the restricted share units or the underlying common stock, and you will not have any voting, dividend or other rights of ownership. The Compensation Committee may authorize in your award agreement the payment of dividend equivalents in cash or common stock. Any dividend equivalents granted by the Committee with respect to restricted share units shall be accumulated and subject to the same vesting, payment and forfeiture provisions of the underlying restricted share units.

28. How long is the restriction period?

The restriction period will be determined by the Compensation Committee and specified in your award agreement at the time of grant.

7

OTHER SHARE-BASED AWARDS

29. What are other share-based awards?

Other share-based awards are awards granted under terms and conditions established by the Compensation Committee that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Palatin Technologies common stock or factors that may influence the value of Palatin Technologies common stock. Examples of other-share based awards could include stock units, stock bonuses, convertible or exchangeable debt securities, or purchase rights for shares of common stock.

Other share-based awards may be granted with a right to receive dividend equivalents. However, any right to dividend equivalents with respect to an other share-based award shall be accumulated and subject to the same vesting, payment and forfeiture provisions of the underlying award.

CASH-BASED AWARDS

30. What are cash-based awards?

Cash-based awards are awards granted under terms and conditions established by the Compensation Committee that provide grantees with a right to receive a specified amount of cash. For example, cash-based awards may be granted subject to vesting conditions requiring continued service and/or the achievement of performance objectives.

OTHER IMPORTANT TERMS OF THE PLAN

31. What are "performance objectives"?

Any award may be granted subject to conditions on vesting, payment or exercise based upon the achievement of "performance objectives." Performance objectives are measurable performance goals established by the Compensation Committee with respect to an award. Performance objectives may be described in terms of either company-wide objectives or objectives that are related to your individual performance or the performance of a subsidiary, division, department, unit, function, partnership, joint venture or minority investment, product line or product. Performance objectives may be relative to the performance of a group of comparable companies, or published or special index that our Compensation Committee, in its discretion, deems appropriate, or the Compensation Committee may select performance objectives as compared to various stock market indices.

32. What happens in the event of a “change of control” of Palatin Technologies?

The Compensation Committee may specify in your award agreement how the award will be treated in the event of a change of control of Palatin Technologies. In addition, in connection with a change of control, the Compensation Committee may, in its sole discretion, take any actions it deems necessary or desirable with respect to any outstanding awards. For example, those actions may include (a) acceleration of vesting, payment or exercisability of an award; (b) cancellation of an award in exchange for a cash payment based on the fair market value of the common stock subject to the award, less any exercise price or grant price; (c) cancellation of a stock option or SAR award without payment if the fair market value of a share of common stock does not exceed the exercise price of the award; or (d) issuance of a substitute award that substantially preserves the value, rights and benefits of an outstanding award.

8

A change of control occurs, generally, when there is significant change in the ownership of Palatin Technologies or its assets. A change of control may also occur if there is a significant change in the composition of Palatin Technologies' Board of Directors. The plan contains the complete, detailed "change in control" definition.

33. Can my awards be forfeited?

Yes. Any award may be granted subject to a risk of forfeiture, as set out in the award agreement, which may result in forfeiture of the award if certain conditions (such as continued service or the achievement of performance objectives) are not met. Awards may also be forfeited, or may be required to be repaid to Palatin Technologies as described below.

For example, if the Compensation Committee determines you have engaged in any “detrimental activity,” either during service with the Company or a subsidiary or after termination of such service, then, promptly upon receiving notice of the Compensation Committee’s determination: (i) you will forfeit the award, to the extent then held by you; (ii) you will be required to return to the Company or a subsidiary all the Shares you acquired within two years prior to the date of your initial commencement of the detrimental activity and that you still own, in exchange for payment of any amount you actually paid for those Shares; and (iii) with respect to any Shares that you acquired within two years prior to the date of your initial commencement of the detrimental activity but that you no longer own, you will be required to repay to the Company or a subsidiary in cash the difference between the fair market value of those Shares on the date you acquired them and the amount you paid for those Shares. The Company can set off any amount that you fail to return or repay against any other amounts that the Company may owe to you.

Detrimental activity generally means violations of any non-compete, non-solicitation, confidentiality, or ownership of works covenants, each as set forth in any agreement between the participant and the Company or a subsidiary, including, but not limited to, the award agreement or any severance plan maintained by the Company or a subsidiary that covers the participant. Detrimental activity also includes (i) commission of any act of fraud, misappropriation or embezzlement against or in connection with the Company or any of its subsidiaries, or (ii) a conviction, guilty plea or plea of nolo contendere of participant for any crime involving dishonesty or for any felony.

Any award granted under the plan may be subject to forfeiture or repayment to Palatin Technologies pursuant to the terms of any applicable compensation recovery policy, as that policy may be amended to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules of regulations issued by the Securities and Exchange Commission ("SEC") or NYSE American.

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34. Are my awards transferable?

Generally, awards granted under the plan may be transferred only at death to your heirs. Except as determined by the Compensation Committee, stock options and SARs will be exercisable during your lifetime only by you or, in the event of your legal incapacity to do so, by your guardian or legal representative. The Compensation Committee may provide for the designation of a beneficiary to exercise your rights, or to receive payment, with respect to any award upon your death.

35. Are the shares acquired under the plan subject to resale restrictions?

Under the federal securities laws, directors and certain officers of Palatin Technologies may be considered "affiliates" of Palatin Technologies. "Affiliates" may not offer or sell common stock received under the plan except: (i) pursuant to a separate registration statement filed by Palatin Technologies under the Securities Act of 1933, or (ii) pursuant to the exemption from registration set forth in Rule 144 adopted by the SEC. Palatin Technologies has neither any obligation nor present intention to file a registration statement covering offers and sales of common stock received by its affiliates under the plan.

In addition, if you are a director or executive officer of Palatin Technologies, your transactions under the plan and in common stock received under the plan may be subject to the reporting obligations and short-swing trading restrictions set forth in Section 16 of the Securities Exchange Act of 1934 and the rules adopted by the SEC under Section 16. You may obtain further information regarding these obligations and restrictions by contacting the General Counsel of Palatin Technologies.

36. What happens to awards granted under the plan in the event of a reorganization or other corporate transaction?

In the event of any equity restructuring, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through a large, nonrecurring cash dividend, our Compensation Committee will adjust the number and kind of shares that may be delivered under the plan, the individual award limits, and, with respect to outstanding awards, the number and kind of shares subject to outstanding awards, the exercise price, and the grant price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Compensation Committee may, in its discretion, cause there to be such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights. However, unless otherwise determined by the Compensation Committee, we will always round down to a whole number of shares subject to any award. Any such adjustment will be made by our Compensation Committee, whose determination will be conclusive.

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37. Is the plan a "qualified plan" under the Employee Retirement Income Security Act or the Internal Revenue Code?

The plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Internal Revenue Code.

38. Is the plan funded?

The plan is unfunded and does not give you any rights that are superior to those of Palatin Technologies' general creditors.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of certain of the U.S. federal income tax consequences of various transactions under the plan. Because the tax consequences to you may vary depending on your individual situation, you should consult your personal tax advisor regarding the federal, state, local or foreign tax consequences to you.

NONQUALIFIED STOCK OPTIONS

39. Will the grant of a nonqualified stock option result in U.S. federal income tax liability to me?

No.

40. What U.S. federal income tax liability results upon the exercise of a nonqualified stock option?

Generally, you will recognize ordinary income at the time of exercise equal to the amount by which the fair market value of the common stock purchased on the date of exercise exceeds the option price. Upon a subsequent sale of the shares received upon exercise, any difference between the net proceeds of the sale and the fair market value of the shares on the date of exercise generally will be taxed as capital gain or loss. Capital gain or loss will be long-term if the shares have been held for more than one year following the exercise date of the option (short-term if the shares have been held for one year or less).

INCENTIVE STOCK OPTIONS

41. Will the grant of an incentive stock option result in U.S. federal income tax liability to me?

No.

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42. Will the exercise of an incentive stock option result in U.S. federal income tax liability to me?

You generally will not recognize taxable income at the time you exercise an incentive stock option, provided that you exercise the option while employed by Palatin Technologies or not later than three months after you cease to be an employee of Palatin Technologies (one year if you are disabled). However, the amount by which the fair market value (at the time of exercise) of the purchased shares of common stock exceeds the option price you paid for the shares will be included in your income for purposes of the alternative minimum tax (see below).

43. When will I be subject to U.S. federal income tax on shares purchased under an incentive stock option?

Generally, you will recognize income in the year in which you sell or make any other disposition of the common stock purchased pursuant to your incentive stock option.

44. How is my U.S. federal income tax liability determined when I sell my shares?

Your U.S. federal income tax liability will depend upon whether you make a qualifying or disqualifying disposition of the shares of common stock purchased under your incentive stock option. A qualifying disposition will occur if the sale or other disposition of the shares takes place more than two years after the date the incentive stock option was granted and more than one year after the date the option was exercised for the particular shares involved in the disposition. Disqualifying dispositions are those which are made before both of these minimum holding periods are satisfied.

45. What if I make a qualifying disposition?

If you dispose of your shares of common stock after the minimum holding periods have been satisfied, you generally will recognize a long-term capital gain equal to the excess of (i) the amount realized upon the sale or disposition over (ii) the exercise price paid for the shares. You generally will recognize a long-term capital loss if the amount realized is lower than the exercise price paid for the shares.

46. What if I make a disqualifying disposition?

If the shares of common stock acquired upon the timely exercise of an incentive stock option are sold, exchanged, or otherwise disposed of without satisfying the holding period requirement (a "disqualifying disposition"), you will, in the usual case, recognize ordinary income at the time of disposition equal to the amount of the excess of (i) the fair market of the shares on the date of exercise of the incentive stock option over (ii) the option price for such shares. Any additional gain recognized upon the disqualifying disposition generally will be capital gain, which will be short-term or long-term depending on whether the shares have been held for more than one year following the exercise date of the option.

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However, upon a disqualifying disposition with respect to which any loss (if sustained) would be recognized, the amount includible as ordinary income will be limited to the excess, if any, of the net amount realized on the sale or exchange over your basis in such shares.

47. What is the alternative minimum tax?

Individuals are subject to an alternative minimum tax based upon an expanded tax base to the extent such tax exceeds the regular tax liability. The alternative minimum tax is imposed on alternative minimum taxable income in excess of an exemption amount. Alternative minimum taxable income generally is the taxpayer's taxable income, increased or decreased by certain adjustments and increased by certain preferences.

The spread on an incentive stock option (the excess of the fair market value of the purchased shares of common stock at the time of exercise over the aggregate option price paid for those shares) is normally included in your alternative minimum taxable income at the time of exercise, whether or not you later sell the shares in a disqualifying disposition. If you pay alternative minimum taxes for one or more taxable years, the amount of those taxes (subject to certain adjustments and reductions) will be applied as a partial credit against your regular tax liability (but not alternative minimum tax liability) for subsequent taxable years.

Upon the sale or other disposition of the purchased shares, whether in the year of exercise or in any subsequent taxable year, your basis for computing the gain for purposes of alternative minimum taxable income (but not regular taxable income) will include the amount of the option spread previously included in your alternative minimum taxable income.

48. What else should I know about incentive stock options?

Stock options otherwise qualifying as incentive stock options will be treated as nonqualified stock options to the extent that the aggregate fair market value of common stock with respect to which incentive stock options are exercisable for the first time by you during any calendar year (under all of Palatin Technologies' plans and any of its subsidiaries' plans) exceeds $100,000.

STOCK APPRECIATION RIGHTS

49. What are the U.S. federal income tax consequences associated with stock appreciation rights or SARs?

You will not recognize income upon the grant of a SAR. When the SAR is exercised, you will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock received upon exercise.

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RESTRICTED SHARES

50. What are the U.S. federal income tax consequences associated with restricted shares?

You will not recognize income upon the receipt of restricted shares, unless you make an election under Section 83(b) of the Internal Revenue Code (a "Section 83(b) Election"), as described below.

If you do not make a Section 83(b) Election, you will recognize ordinary income in the year during which the restrictions terminate, in an amount equal to any excess of the fair market value of the shares of common stock on the date that the restrictions terminate or are otherwise removed over any amount paid by you for the shares. Your holding period for determining whether gain or loss on a subsequent sale of the shares is short-term or long-term will begin on the date that the restrictions terminate or are otherwise removed. Any unrestricted dividends received with respect to shares of common stock that are subject to restrictions will be treated as additional compensation income and not as dividend income.

If you make a Section 83(b) Election, you will recognize ordinary income in the year you receive the restricted shares in an amount equal to the excess of the fair market value of the shares (determined without regard to the restrictions thereon) at the time of transfer over any amount paid by you. Your holding period for determining whether gain or loss on a subsequent sale of the shares is short-term or long-term will begin on the date that the restricted shares are transferred to you. Any unrestricted dividends received with respect to the restricted shares will be treated as dividend income and not as compensation income. If you make a Section 83(b) Election with respect to restricted shares that are subsequently forfeited, you will not be entitled to deduct any amount previously included in your income by reason of the Section 83(b) Election. A Section 83(b) Election must be made within 30 days after the restricted shares are transferred to you.

RESTRICTED SHARE UNITS

51. What are the U.S. federal income tax consequences associated with restricted share units?

You will not recognize income upon a grant of restricted share units. When the award is paid, you will recognize ordinary income in an amount equal to the excess of (i) the amount of cash received and the fair market value of any unrestricted shares of common stock received on payment, over (ii) any amount paid by you for the restricted share units. Your capital gain/loss holding period for any unrestricted shares received on payment of the award will begin on the date that you receive the unrestricted shares.

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OTHER SHARE-BASED AWARDS

52. What are the U.S. federal income tax consequences associated with other share-based awards?

The tax consequences of an other share-based award will depend upon the terms and conditions of the award, as established by the Compensation Committee. Generally, however, you will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock received on payment of an other share-based award, less any amount paid by you for the other share-based award.

CASH-BASED AWARDS

53. What are the U.S. federal income tax consequences associated with cash-based awards?

Generally, you will recognize ordinary income in an amount equal to the amount of cash received on payment of a cash-based award.

DIVIDEND EQUIVALENTS

54. What are the U.S. federal income tax consequences associated with dividend equivalents?

Any dividend equivalents awarded with respect to awards under the plan and paid in cash or unrestricted shares of common stock will be taxed at ordinary income rates when received by you.

OTHER IMPORTANT TAX ISSUES

55. What is Section 409A and how does it apply?

Section 409A of the Internal Revenue Code imposes additional restrictions on certain awards granted under the plan. If an award under the plan constitutes "nonqualified deferred compensation" and fails to satisfy the requirements of Section 409A, then the award recipient will be subject to accelerated taxation, a 20% penalty and interest.

Palatin Technologies intends that the plan and any awards granted under the plan will comply with the provisions of Section 409A, and the Compensation Committee will administer and interpret the plan consistent with that intent. For example:

•

Awards will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A. To the extent that the Compensation Committee determines that any award granted under the plan is subject to Section 409A, the award agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A upon a participant.

•

An award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted or modified in a manner that would result in the imposition of an additional tax under Section 409A upon a participant.

•

If an award is subject to Section 409A, and if you are a "specified employee" (as defined in Section 409A, with such classification to be determined in accordance with the methodology established by Palatin Technologies), no distribution or payment of any amount shall be made before a date that is six (6) months following the date of your "separation from service" (as defined in Section 409A) or, if earlier, the date of your death.

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Although Palatin Technologies intends to administer the plan so that awards will be exempt from, or will comply with, the requirements of Section 409A, it does not warrant that any award under the plan will qualify for favorable tax treatment under Section 409A or any other provision of federal, state, local, or foreign law. Neither Palatin Technologies, its affiliates, its subsidiaries, nor their respective directors, officers, employees or advisers shall be liable to you or any other person for any tax, interest, or penalties that you might owe as a result of the grant, holding, vesting, exercise, or payment of any award under the plan.

56. What other taxes may apply?

In addition to federal income taxes, you may be subject to Federal social security taxes (including hospital insurance taxes) and self-employment taxes, as well as state, local and foreign taxes.

57. Can Palatin Technologies withhold taxes in connection with awards granted under the plan?

Yes. Palatin Technologies may be required to withhold U.S. federal, state, local, foreign or other taxes in connection with any taxable payment to be made or benefit to be realized by a participant or other person under the plan. If the amounts available to Palatin Technologies for the withholding are insufficient, it will be a condition to the receipt of the payment or the realization of the benefit that the participant or other person make arrangements satisfactory to Palatin Technologies for payment of the balance of the taxes required to be withheld. At the discretion of the Compensation Committee, these arrangements may include relinquishment of a portion of the payment to be made or the benefit to be realized. Please refer to your award agreement for the withholding method applicable to your particular award.

58. When will Palatin Technologies receive a tax deduction for the awards granted under the plan?

To the extent that an individual recognizes ordinary income in the circumstances described above, Palatin Technologies is entitled to corresponding deduction, provided, among other things, that the deduction meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code, and is not disallowed by the $1 million limitation on certain executive compensation.

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INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

59. What does "incorporation by reference" mean?

The SEC allows Palatin Technologies to "incorporate by reference" the information Palatin Technologies files with it, which means:

•	Incorporated documents are considered part of the Plan Summary and Prospectus;

•	Palatin Technologies can disclose important information to you by referring you to those documents; and

•	Information that Palatin Technologies files with the SEC will automatically update the Plan Summary and Prospectus.

61. Which documents are incorporated by reference into this Plan Summary and Prospectus?

The following documents filed by Palatin Technologies with the SEC are incorporated by reference into this Plan Summary and Prospectus (other than portions of these documents that are either (1) described in paragraph (e) of Item 201 of Regulation S-K or paragraphs (d)(1)-(3) and (e)(5) of Item 407 of Regulation S-K promulgated by the SEC or (2) furnished under Item 2.02 or Item 7.01 of a Current Report on Form 8-K):

1.	Our Annual Report on Form 10-K for the fiscal year ended June 30, 2022, filed with the SEC on September 22, 2022;

2.

The description of our common stock contained in our registration statement on Form 8-A, filed with the SEC on December 13, 1999, File No. 001-15543, including any amendment or report filed for the purpose of updating such description; and

3.

All reports filed pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 subsequent to the date of this Plan Summary and Prospectus but prior to the filing of a post-effective amendment of the registration statement to which this Plan Summary and Prospectus relates indicating that all of the securities offered by us pursuant to the registration statement have been sold or deregistering all securities then remaining unsold thereunder.

Any statement contained in any document incorporated or deemed to be incorporated herein by reference is deemed to be modified or superseded for purposes of this Plan Summary and Prospectus to the extent that a statement contained in this Plan Summary and Prospectus or in any other subsequently filed document that is also incorporated or deemed to be incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Plan Summary and Prospectus.

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62. Where can I get additional information about the plan or Palatin Technologies?

If you write to or call us, we will send you, without charge, any or all of the documents incorporated by reference in this Plan Summary and Prospectus and all other documents that we are required to deliver to you under the Commission's Rule 428(b). However, we will generally not send you exhibits to those documents. Requests should be directed to Palatin Technologies, Inc., 4B Cedar Brook Drive, Cranbury, New Jersey 08512, attention: Stephen A. Slusher, Chief Legal Officer; 609-495-2297; sslusher@palatin.com.

We annually send to our stockholders our annual report to stockholders and a proxy statement for our annual meeting. We also, from time to time, send them copies of our news releases and other information and reports. You should be receiving copies of all of our mailings to our stockholders. If you are not receiving such mailings, please notify us, at the address or telephone number noted above, and we will put you on the mailing list. You may also at any time request copies of any of the mailings we have sent to stockholders and we will provide you copies.

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PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED JUNE 18, 2025

PROXY
PALATIN TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2025 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 25, 2025 AT 9:00 a.m. EASTERN DAYLIGHT TIME

The undersigned stockholder(s) hereby appoint(s) Carl Spana, Ph.D. and Stephen T. Wills, or any of them, as proxies, each with full power of substitution and power as proxy, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all shares of common stock, Series A Convertible Preferred Stock and Series D Convertible Preferred Stock of Palatin Technologies, Inc., that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Eastern Daylight Time, on July 25, 2025 and any adjournments or postponements thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/Palatin/2025 by 11:59 p.m. ET on July 23, 2025. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and using the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled "*Important information about the Annual Meeting and Voting*."

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting. The undersigned hereby revokes any proxy previously given to vote or act with respect to such shares and ratifies and confirms all actions which the proxy holders or their substitutes may lawfully do in accordance with the instructions on this proxy card.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2, 3, 4, 5, 6, 7, 8 AND 9 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

(Continued and to be marked, dated, and signed on the other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

The Proxy Statement and our Annual Report on Form 10-K are available at: https://web.viewproxy.com/Palatin/2025

Please mark your votes like this ☒

The Board of Directors recommends a vote "FOR ALL" the nominees listed in Proposal 1 and "FOR" Proposals 2, 3, and 4.

Proposal 1. Election of Directors

NOMINEES:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
(1) Carl Spana, Ph.D.	☐	☐	☐
(2) John K.A. Prendergast, Ph.D.	☐	☐	☐
(3) Alan W. Dunton, M.D.	☐	☐	☐
(4) Arlene M. Morris	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and mark the box for each nominee you wish to withhold.

FOR ☐ AGAINST ☐ ABSTAIN ☐

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

VIRTUAL CONTROL NUMBER

Proposal 3. To ratify the appointment of KPMG LLP as Palatin's independent registered public accounting firm for the fiscal year ending June 30, 2024.

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 8. To approve, on an advisory, non-binding basis, the frequency of future advisory votes on the compensation of our named executive officers as every year.

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

Note: To transact and vote upon such other business as may properly come before the meeting as determined in the discretion of the proxies.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date ____________________

Signature ____________________

Signature (Joint Owners) ____________________

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

VIRTUAL CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET

Submit Your Proxy on the Internet:
Go to www.AALvote.com/PTN

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Submit Your Proxy by Phone:
Call 1-866-804-9616

Use any touch-tone telephone to submit your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Submit Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.